Registration Nos. 33-83412
                                                                        811-8736
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                         POST-EFFECTIVE AMENDMENT NO. 4
                                       to
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                  ------------

                         THE GUARDIAN SEPARATE ACCOUNT K
                              (Exact Name of Trust)

                                  ------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                               (Name of Depositor)


                   7 Hanover Square, New York, New York 10004
                (Complete Address of Principal Executive Offices)


                                  ------------

                          RICHARD T. POTTER, JR., ESQ.
                 The Guardian Insurance & Annuity Company, Inc.
                              201 Park Avenue South
                            New York, New York 10003
                     (Name and address of agent for service)


                                    Copy to:
                              KIMBERLY SMITH, ESQ.
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004


                                  ------------

     It is proposed that this filing will become effective (check appropriate box):


          |_| immediately upon filing pursuant to paragraph (b), or |X| on May 1, 1999 pursuant to paragraph (b)
          |_| 60 days after filing pursuant to paragraph (a)(i), or |_| on (date) pursuant to paragraph (a)(i) of Rule 485


     If appropriate, check the following box:

          |_| this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                                  ------------


     The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on March 26, 1999.


================================================================================

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2


N-8B-2 Item                         Heading in Prospectus
-----------                         ---------------------
1,2,3,51(a).....................    Cover Page; Summary
4...............................    Distribution of the policy and other
                                    contractual arrangements
5...............................    Summary
6(a)............................    The vaiable investment options
6(b)............................    The vaiable investment options
7...............................    Not Applicable
8...............................    Financial Statements of the Guardian
                                    Separate Account K
9...............................    Legal proceedings
10(a),(b).......................    Partial withdrawals; Your right to cancel
                                    your policy; Surrendering your policy
10(d)...........................    Fixed benefit insurance during the
                                    first 24 months; Transfers between the
                                    investment options; Dollar cost averaging
                                    transfer option; Decreasing the face amount
10(e)...........................    Premiums (default; Grace Period;
                                    Reinstating your policy)
10(f)...........................    Voting rights
10(g),(h).......................    Rights Reserved by GIAC
10(i),44(a),51(g)...............    Premiums; Benefits and Policy Values; Policy
                                    proceeds
11..............................    The variable investment options
12..............................    The variable investment options
13(a),(b),(c),51(g).............    Premiums, deductions and charges
13(d),(g).......................    Not Applicable
13(e),(f).......................    Deductions and charges; Distribution of the
                                    policy and other contractual arrangements
14..............................    Issuing the policy
15..............................    Premiums (How your premiums are allocated;
                                    Crediting payments)
16..............................    Premiums (How your premiums are allocated;
                                    Transfers between the investment options);
                                    Dollar cost averaging transfer option;
                                    Policy loans
17..............................    Surrendering your policy; Partial
                                    withdrawals; Your right to cancel your
                                    policy; Policy proceeds
18..............................    The variable investment options
19..............................    Communications from GIAC
20..............................    Not Applicable
21(a),(b).......................    Policy Loans; Premiums (Automatic Premium
                                    Loan); Policy proceeds
21(c),22,23.....................    Not Applicable
24..............................    Policy value options; Payment options;
                                    Limits to GIAC's Right to Challenge a
                                    Policy; Other Information
25,27,29,48.....................    Summary
26..............................    Not Applicable
28..............................    GIAC's Management
30,31,32,33,34,35,36,37.........    Not Applicable
38,39,41(a).....................    Distribution of the Policy and other
                                    contractual arrangements
40..............................    The variable investment options (The Funds'
                                    investment advisers)
41(b),(c),42,43.................    Not Applicable
44(a)...........................    Premiums; Benefits and policy values
44(b)...........................    Exhibits
44(c)...........................    Premiums
45..............................    Not Applicable
46(a),47........................    Benefits and policy values (Amounts in the
                                    Separate Account; Net investment factor);
                                    Policy proceeds
46(b)...........................    Not Applicable
49,50...........................    Not Applicable
51(b)...........................    Cover Page
51(c),(d).......................    Death benefit options; Deductions and
                                    charges (Cost of Insurance Charge)
51(e),(f).......................    The Policyowner; The Beneficiary
51(h),(i),(j)...................    Not Applicable
52(a),(c).......................    Rights Reserved by GIAC
52(b),(d).......................    Not Applicable
53(a)...........................    GIAC's Taxes
53(b),54,55,56,57,58............    Not Applicable
59..............................    Financial Statements of the Guardian
                                    Separate Account K

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

May 1, 1999

PARK AVENUE LIFE PROSPECTUS

PARK AVENUE LIFE is a variable whole life insurance policy with modified scheduled premiums. It provides lifetime insurance protection with a guaranteed minimum death benefit until the policy anniversary nearest the insured's 100th birthday that at least equals the face amount if policy premiums are paid when due or skipped under the Premium Skip Option, no partial withdrawals are made and there is no policy debt.

--------------------------------------------------------------------------------
The minimum death benefit may grow under certain circumstances. Premiums are guaranteed for 10 years, or until the policy anniversary nearest the insured's 70th birthday if this is later. It offers you flexibility in deciding how your premiums are invested, but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options. A prospective purchaser should evaluate the need for life insurance and the policy's long term investment potential before buying a policy. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy. Your policy has the potential to generate an increased cash value, while deferring your taxes on this growth. However, no cash value is guaranteed, and you must make premium payments to keep the policy in force. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account K (Separate Account). Our offices are located at 7 Hanover Square, Mail Station 215-B, New York, New York 10004.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. It must be accompanied by the current prospectuses for:

The Guardian Stock Fund, Inc.
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.
GIAC Funds, Inc.
  The Guardian Small Cap Stock Fund
  Baillie Gifford International Fund
  Baillie Gifford Emerging Markets Fund
Value Line Centurion Fund
Value Line Strategic Asset Management Trust
Gabelli Capital Series Fund, Inc.
  Gabelli Capital Asset Fund
MFS(R) Variable Insurance TrustSM
  MFS Emerging Growth Series
  MFS Total Return Series
  MFS Growth With Income Series
  MFS Bond Series
American Century Variable Portfolios, Inc.
  American Century VP Value Fund
  American Century VP International Fund
AIM Variable Insurance Funds, Inc.
  AIM V.I. Capital Appreciation Fund
  AIM V.I. Value Fund
Fidelity Variable Insurance Products Fund
  (Fidelity VIP)
  Fidelity VIP Equity-Income Portfolio
  Fidelity VIP High Income Portfolio
Fidelity Variable Insurance Products Fund II
  Fidelity VIP II Index 500 Portfolio
Fidelity Variable Insurance Products Fund III
  Fidelity VIP III Growth Opportunities Portfolio

These funds correspond to the policy's variable investment options. You can also allocate premiums to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option.

--------------------------------------------------------------------------------
These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of or guaranteed or endorsed by, any bank or depository institution, is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of principal amount invested.
--------------------------------------------------------------------------------
Policy Form 95-MPVL

--------------------------------------------------------------------------------
      CONTENTS
--------------------------------------------------------------------------------

Summary ..................................................................    1

About the Park Avenue Life Policy ........................................   13
-  Issuing the policy ....................................................   13
-  The Policyowner .......................................................   14
-  The Beneficiary .......................................................   14

Benefits and policy values ...............................................   15
-  Death benefit options .................................................   15
-  Minimum death benefit .................................................   16
-  The variable insurance amount .........................................   16
-  Changing your death benefit option ....................................   16
-  Paying the death benefit ..............................................   17
-  Policy values .........................................................   17

Premiums, deductions and charges .........................................   20
-  Premiums ..............................................................   20
-  Deductions and charges ................................................   29

Your allocation options ..................................................   40
-  The variable investment options .......................................   40
-  The fixed-rate option .................................................   48

Special features of your policy...........................................   49
-  Policy loans ..........................................................   49
-  Decreasing the face amount ............................................   51
-  Partial withdrawals....................................................   53
-  Surrendering your policy...............................................   54
-  Transfers between the investment options...............................   55
-  Transfers from the fixed-rate option...................................   55
-  Dollar cost averaging transfer option..................................   56
-  Policy proceeds........................................................   57
-  Policy value options...................................................   59
-  Fixed-benefit insurance during the first 24 months.....................   61
-  Payment options........................................................   62

Tax considerations........................................................   64
-  Tax status of the policy ..............................................   64
-  Treatment of policy proceeds ..........................................   65
-  Exchanges .............................................................   66
-  Policy changes ........................................................   66
-  Estate and generation skipping transfer taxes .........................   67
-  Other tax consequences ................................................   67
-  Possible tax law changes ..............................................   68
-  GIAC's taxes ..........................................................   68
-  Income tax withholding ................................................   68

Rights and responsibilities...............................................   69
-  Assigning the rights to your policy ...................................   69
-  Voting rights..........................................................   69
-  Limits to GIAC's right to challenge a policy ..........................   70
-  Rights reserved by GIAC ...............................................   71
-  Your right to cancel your policy ......................................   72

Other information.........................................................   73
-  Distribution of the policy and other contractual arrangements .........   73
-  Communications we'll send you..........................................   74
-  Special provisions for group or sponsored arrangements.................   74
-  Legal considerations for employers ....................................   75
-  Advertising practices .................................................   75
-  Legal proceedings .....................................................   76
-  Legal matters .........................................................   76
-  Registration statement ................................................   76
-  Financial and actuarial experts .......................................   76
-  Year 2000 compliance...................................................   77
-  GIAC's management .....................................................   78

Special terms used in this prospectus.....................................   80

Financial Statements of The Guardian Separate Account K...................   84

Statutory Basis Financial Statements of
The Guardian Insurance & Annuity Company, Inc.............................  102


Appendices A to C.........................................................  119


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      The Park Avenue Life policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC
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

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

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      SUMMARY
--------------------------------------------------------------------------------

THIS SUMMARY outlines the principal features of your Park Avenue Life variable life insurance policy. It is qualified by the detailed explanation which follows and the terms of your Park Avenue Life policy. We deliver this prospectus with a copy of the prospectuses for each of the mutual funds corresponding to the variable investment options in which you may invest your Park Avenue Life premiums.

      Please read this prospectus and the fund prospectuses carefully before investing.

--------------------------------------------------------------------------------

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

o     a death benefit that is not taxable to your beneficiary

o     a cash value that can grow, with taxes on the growth being deferred.

You allocate your net premium payments (the amount that remains after we deduct premium charges from your basic scheduled premium) and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That's why it's called variable life insurance.

If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value.

WHO CAN BUY A PARK AVENUE LIFE POLICY?

You can buy a Park Avenue Life policy if:

o     you live in a state or jurisdiction where we offer the policy, and

o the person being insured is under age 80 and meets our insurance requirements.

If you already own a fixed-benefit insurance policy from us or our parent company, Guardian Life, you may be able to buy a Park Avenue Life policy without meeting our insurance requirements by exchanging your present policy. You may also convert it to a Park Avenue Life policy if your fixed-benefit policy includes the appropriate riders. In this case you may have to meet minimal insurance requirements.

--------------------------------------------------------------------------------

Terms we've used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We've used italic script to highlight these terms the first time they appear in the text.


                                                                   -------------
SUMMARY                                                            PROSPECTUS  1
                                                                   -------------

Benefits
--------------------------------------------------------------------------------
There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

Consult your legal or tax adviser about the consequences of exchanging your existing policy for a Park Avenue Life policy. See the sections in this prospectus called Deductions and charges, Tax considerations, and Special provisions for group or sponsored arrangements.

WHAT ARE THE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that's paid to the beneficiary.

Death benefits

You have a choice of two death benefit options with this policy:

o under Option 1, the death benefit will at least equal your policy's face amount when the insured dies,

o under Option 2, the death benefit is a variable amount that may grow beyond the face amount if your policy account value increases and exceeds your policy's benchmark value shown in your policy. The benchmark value is a measure we use to assess the adequacy of the funding in your policy over time. For an explanation see Special terms used in this prospectus. Under this option the death benefit will also at least equal your policy's face amount.

You may choose either of these options until the policy anniversary (the anniversary each year of the date your policy was issued) closest to the insured's 100th birthday. On or after this date, the death benefit will be the policy account value.

You can change your policy's death benefit option once in a policy year, after your policy has been in force for one year, and as long as the insured is still living. If you are changing from Option 1 to Option 2, you will need to prove that the insured meets our insurance requirements. For more information see Death benefit options.

-------------
2  PROSPECTUS                                                            SUMMARY
-------------

Rider benefits

Riders are a way to add to the coverage offered by your policy. The following riders are offered under this policy. They are subject to GIAC's insurance and policy issuing requirements, and all may not be available in all states:

o     waiver of premium

o     accidental death benefit

o     adjustable renewable term insurance.

Premiums for any rider benefits you buy will be included in your policy premiums, but are not allocated to the variable investment or fixed-rate options. Riders have no cash value.

HOW MUCH DO WE PAY OUT IF THE
INSURED DIES?

The amount we pay when the insured dies is:

o the proceeds of the death benefit option in place at the time of the insured's death, minus

o any outstanding policy loans, plus accrued interest, and any policy premiums that are due, plus

o     the extra insurance provided by any riders included in your policy, plus

o any premiums or other charges that you have paid to provide coverage after the policy month in which the insured dies.

We pay these benefits in a lump sum, or under one of the options described in Payment options.

HOW MUCH DO YOU HAVE TO PAY
IN PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium. They are:


                                                                   -------------
SUMMARY                                                            PROSPECTUS  3
                                                                   -------------

o the basic scheduled premium that you must pay each year in exchange for life insurance coverage. This basic scheduled premium is based on your policy's face amount, the insured's age and premium class. It's also based on the insured's sex except in states where gender-neutral rates are required by law.

      Your basic scheduled premium will not increase during the guaranteed premium period. It may decrease however, if you reduce the face amount. After the guaranteed premium period, we will review your policy each year to determine if your basic scheduled premium should change. If we do change your basic scheduled premium, it will never be higher than the maximum basic scheduled premium shown in your policy. Nor will it be lower than the basic scheduled premium during your policy's guaranteed premium period, unless you reduce the face amount. See Basic scheduled premiums.

o rating charges, which are added to your basic scheduled premium if the insured doesn't meet our insurance requirements for standard insurance when we issue your policy,

o rider premiums for any additional coverage you have added to your policy through a rider.

Paying
premiums
--------------------------------------------------------------------------------
After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

Rating charges and rider premiums are policy premium assessments. They are not invested in the variable or fixed-rate allocation options, and do not add to the cash value of your policy.

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

If you choose the Premium Skip Option you may, after the first policy year and under certain circumstances, 'skip' paying one or more annual premiums without causing the policy to lapse or reducing the face amount. You may also pay your premiums by taking out a loan through our Automatic Premium Loan feature.

If you choose the Premium Skip Option, skipping policy premiums, or paying them through a loan, can adversely affect the overall value of your policy, but won't reduce your guaranteed death benefit or cause your policy to lapse. see could my policy lapse? See Could my policy lapse?


-------------
4  PROSPECTUS                                                            SUMMARY
-------------

Allocation options
--------------------------------------------------------------------------------
You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. Your premiums may be allocated to a maximum of seven allocation options at one time.

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. Your premiums may be allocated to a maximum of seven allocation options at one time.

Each variable investment option invests in a series of a mutual fund. The value of these options, and your policy account value in them, will vary depending on the performance of the mutual funds corresponding to the options you choose. There is no minimum guaranteed policy account value for the amounts allocated to the variable investment options.

The mutual funds that are currently available through the variable investment options are:

The Guardian Stock
Fund, Inc.

The Guardian Bond
Fund, Inc.

The Guardian Cash
Fund, Inc.

GIAC Funds, Inc.
  The Guardian Small Cap
  Stock Fund

  Baillie Gifford
  International Fund

  Baillie Gifford Emerging
  Markets Fund

Value Line Centurion
Fund, Inc.

Value Line Strategic Asset
Management Trust

Gabelli Capital Series
Fund, Inc.

  Gabelli Capital Asset Fund

MFS(R) Variable Insurance TrustSM

  MFS Emerging Growth Series

  MFS Total Return Series

  MFS Growth With
  Income Series

  MFS Bond Series

American Century Variable
Portfolios, Inc.

  American Century VP
  Value Fund

  American Century VP
  International Fund

AIM Variable Insurance
Funds, Inc.

  AIM V.I. Capital
  Appreciation Fund

  AIM V.I. Value Fund

Fidelity Variable Insurance
Products Fund

  (Fidelity VIP)

  Fidelity VIP Equity-Income
  Portfolio

  Fidelity VIP High Income
  Portfolio

Fidelity Variable Insurance
Products Fund II

  Fidelity VIP II Index 500
  Portfolio

Fidelity Variable Insurance
Products Fund III

  Fidelity VIP III Growth
  Opportunities Portfolio


                                                                   -------------
SUMMARY                                                            PROSPECTUS  5
                                                                   -------------

You will find the investment objectives, policies, risks, fees and expenses for each of these funds listed in the accompanying prospectus for that fund. You should read the corresponding fund prospectus carefully before investing in any variable investment option. For a summary of this information see The variable investment options.

The fixed-rate option earns a set rate of interest. The interest rate is guaranteed from the time you allocate net premiums or transfer policy values to the fixed-rate option until your next policy anniversary, when the rate is set for the next year. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option and guarantees your principal and interest under this option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY
AMONG DIFFERENT ALLOCATION OPTIONS?

Provided the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. You may choose up to seven allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU'VE
INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy's net cash surrender value. The net cash surrender value is your policy account value minus any surrender charges and policy debt, plus any amounts paid as policy premium assessments beyond the next monthly date. Policy debt is made up of all unpaid policy loans, plus the accumulated and unpaid interest on those loans.

You may also borrow up to 90% of your policy's cash surrender value. The cash surrender value is the policy account value minus any surrender charges. We will charge you an annual interest rate of 8%, calculated daily, on all outstanding loans that you have taken against your policy.

You may at any time surrender your policy for the net cash surrender value. After you surrender your policy, you no longer have insurance coverage and your policy cannot be reinstated.

Withdrawing money
--------------------------------------------------------------------------------
After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy's net cash surrender value. You may also borrow up to 90% of your policy's cash surrender value. You may at any time surrender your policy for the net cash surrender value.


-------------
6  PROSPECTUS                                                            SUMMARY
-------------

Tax on increases
--------------------------------------------------------------------------------
Increases in the value of your policy will not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies.

HOW IS YOUR POLICY AFFECTED BY TAXES?

Increases in the value of your policy and the death benefit

We believe that your Park Avenue Life policy will receive the tax benefits generally associated with life insurance contracts under existing federal tax laws. This means that increases in the value of your policy will not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies. Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. We believe that the money the beneficiary receives when the insured dies is not subject to federal income tax, but may be subject to federal estate taxes or generation skipping transfer taxes. See Tax Considerations.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue Life policy. Each of these charges is outlined below and in detail in Deductions and charges. Some of these charges can vary, depending on certain circumstances, and there may be a guaranteed or maximum charge, and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the maximum charge. Where the law requires, we will tell you if we increase these charges.

Charges deducted from your policy premiums.

Policy premium assessments: These are ratings charges and rider premiums which have been added to your basic sheduled premium to form your policy premium. We deduct this amount from each policy premium payment.

Premium tax charge: We charge you 2.5% of each basic scheduled premium and any unscheduled payments you make, to cover premium taxes that we pay in states and jurisdictions where the policy is sold.

Deferred Acquisition Cost (DAC) tax charge: We charge you 1% of each basic scheduled premium and any unscheduled payments you make, and relates to federal income taxes that we pay.

Premium sales charge: This charge of 6% of each basic scheduled premium and any unscheduled payments you make is deducted after we deduct any handling fees. It will fall to 3% after you have paid an amount equal to 12 annual basic scheduled premiums through basic scheduled premiums and unscheduled payments.

Handling fee: We can charge you a maximum handling fee of $2 for each unscheduled payment you make. We deduct this fee from your payment before the premium charge is calculated. We do not currently charge this fee.


                                                                   -------------
SUMMARY                                                            PROSPECTUS  7
                                                                   -------------

Monthly deductions

We deduct these charges from your policy account value on the same date each month. The monthly deductions are as follows:

Policy charge: For the first three policy years, we charge you $10 per month. After three years, the charge is currently $4 per month, and is guaranteed never to exceed $8 per month.

Administration charge: For the first 12 years of your policy, we base the monthly administration charge on the insured's age when the policy started. It is a set rate of no more than $0.04 for every $1,000 of your policy's face amount. After the 12th year, the administration charge is $0.015 per $1,000 of your policy's face amount.

Guaranteed insurance amount charge: A monthly charge of $0.01 per $1,000 of your policy's face amount.

Cost of insurance charge: We base this charge on our current cost of insurance rates for the insured, depending on his or her attained age (which is the insured's age on the policy date plus the number of policy years completed since the policy date), sex and premium class. The maximum that we can charge for each $1,000 of the net amount at risk (the difference between your policy account value and your policy's death benefit) is set out in your policy.

After the anniversary closest to the insured's 100th birthday we no longer collect these monthly deductions.

Transaction deductions

We deduct these charges from the policy account value when you ask us to do certain transactions. The charges are as follows:

Surrender charge: During the first 12 policy years, this charge applies if you surrender your policy, let it lapse, or reduce the face amount either because you ask us to, or as the result of a partial withdrawal. This charge is made up of two parts, a deferred administrative charge and a deferred sales charge. The amount of your surrender charge will depend on the policy year in which the event occurs, and will generally decline over time. If you are surrendering your policy, the surrender charges will be highest in policy year three because Securities and Exchange Commission (SEC) restrictions effectively limit surrender charges in the first two years of a policy.

The deferred administration charge will never be higher than $4.80 per $1000 of your policy's face amount. The deferred sales charge will never be higher than 36% of one annual basic scheduled premium. The deferred sales charge must be paid in addition to the premium sales charge described above.

Partial withdrawal charge: If you make a partial withdrawal, we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply.


-------------
8  PROSPECTUS                                                            SUMMARY
-------------

Premium Skip Option deduction: If you skip a premium under our Premium Skip Option, we will deduct an amount equal to 90.5% of any policy premium assessments from the policy account value.

Transfer charge: After you make twelve transfers of policy account value among the allocation options within a policy year, we may charge you $25 for each additional transfer. We don't currently impose this charge.

Deductions associated with the Separate Account

We deduct a daily charge, based on an annual rate of 0.60%, from the variable investment options to cover the mortality and expense risks that we assume for Park Avenue Life policies. This charge will never be more than 0.90%.

We also have the right to charge the Separate Account to cover any taxes that are applicable to the Separate Account or the policies. We don't currently impose this charge.

Deductions associated with the mutual funds


Daily deductions are made from the value of the mutual funds in which you invest through the Separate Account, to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. The fees and expenses vary for each mutual fund and are described in more detail in the fund prospectuses.


Policy changes
--------------------------------------------------------------------------------
With certain restrictions, you may:

o     request a decrease in the face amount of your policy

o exchange your Park Avenue Life Policy for a fixed benefit life insurance policy

o     cancel your policy after it has been issued.

See accompanying text for details.

WHAT CHANGES CAN YOU MAKE
TO YOUR POLICY?

Decreasing the face amount of the policy

After your policy has been in force for one year, you may request a decrease in the face amount. The decrease must be at least $10,000, and the insured must be alive when we receive your request. If you ask us to reduce the face amount in the first 12 years of your policy, you will pay a surrender charge. The new face amount cannot be lower than GIAC's current minimum face amount.

Exchanging your Park Avenue Life policy for a fixed-benefit life insurance policy

You may exchange your Park Avenue Life policy for a fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates within two years of the issue date of your policy. If you do this, you don't have to prove that the person being insured meets our insurance requirements for issuing a policy. Depending on the amount applied to the new policy, there may be a credit or a cost to be paid.


                                                                   -------------
SUMMARY                                                            PROSPECTUS  9
                                                                   -------------

Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our executive office or the agent from whom you bought the policy. You must do this within:

o     10 days after you receive your policy, or

o 45 days after you sign Part 1 of the completed application for your policy, or

o 10 days after the postmarked date on any Notice of Withdrawal Right that we mail you.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.

Could your policy lapse?
--------------------------------------------------------------------------------
Your policy may lapse if you don't pay a policy premium within 31 days of the due date or if you have excess policy debt.

COULD YOUR POLICY LAPSE?

Your policy may lapse if you don't pay a policy premium within 31 days of the due date or if you have excess policy debt. You must pay policy premiums in cash by the due date, unless you qualify and have signed up for your policy's Premium Skip Option or Automatic Premium Loan feature. We will tell you that you must make a loan repayment if the amount that you owe us becomes greater than your cash surrender value.

We will tell you if your policy is in danger of lapsing, and will keep your policy in force if we receive the required payment when requested. If your policy does lapse, we can continue your coverage for a limited time, or for a reduced amount, under one of the Policy Value Options.

If your policy has lapsed and it has not been surrendered for its cash value, you may have up to five years to reinstate it. See Premiums (Premium Skip Option, Automatic Premium Loan, Grace Period and Reinstating your policy) and Policy value options.


-------------
10 PROSPECTUS                                                            SUMMARY
-------------

HOW CAN YOU COMMUNICATE WITH US?

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our executive office, in a form acceptable to us. Your request must include:

o     your policy number

o     the full name of all policyowners

o     the full name of the insured, and

o     your current address.

Our address for regular mail is:
  The Guardian Insurance & Annuity Company, Inc.
  7 Hanover Square
  Mail Station 215-B
  New York, New York  10004

Our address for registered, certified or express mail is:
  The Guardian Insurance & Annuity Company, Inc.
  215 Park Avenue South
  18th floor
  New York, New York  10003

If you need information on the value of your policy, you may call us at 1-800-935-4128 between 9 a.m. and 4 p.m. New York time.

WHO ISSUES YOUR PARK AVENUE LIFE POLICY?

Your Park Avenue Life policy is issued, through its Separate Account K, by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance in all 50 states of the United States of America and the District of Columbia. As of December 31, 1998, our total assets (statutory basis) exceeded $9 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian
Life). The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC's ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue Life policies, and does not guarantee the benefits provided by the policy.


                                                                   -------------
SUMMARY                                                            PROSPECTUS 11
                                                                   -------------

Park Avenue Life Policy Diagram(1)

--------------------------------------------------------------------------------
                                                Less
       POLICY PREMIUMS                      ------------>  Policy premium
                                                            assessments:

                                                           o Rider premiums
                                                           o Rating charges

                                                Less
       UNSCHEDULED PAYMENTS                 ------------>  Premium tax charge

                                                           Deferred acquisition
                                                            cost tax charge
                                                           Premium Sales Charge

    POLICY ACCOUNT VALUE

    THE SEPARATE ACCOUNT


    THE MUTUAL FUNDS                            Less
    (including any investment return):      ------------>  Advisory fees and
                                                           other expenses

    Guardian Investor Services Corporation
    The Guardian Stock Fund
    The Guardian Small Cap Stock Fund
    The Guardian Bond Fund
    The Guardian Cash Fund

    Guardian Baillie Gifford Limited            Less
    Baillie Gifford International Fund      ------------>  Mortality and expense
    Baillie Gifford Emerging Markets Fund                   risk charge

    Value Line, Inc.
    Value Line Centurion Fund
    Value Line Strategic Asset Management
     Trust

    Gabelli Funds, Inc.                          Less
    Gabelli Capital Asset Fund              ------------>  Monthly deductions:
                                                           o Policy charge
    Massachusetts Financial Services Company               o Administration
    MFS Emerging Growth Series                               charge
    MFS Total Return Series                                o Guaranteed
    MFS Growth With Income Series                            insurance amount
    MFS Bond Series                                          charge
                                                           o Charge for the cost
                                                             of insurance
    American Century Investment Management, Inc.
    American Century VP Value Fund
    American Century VP International Fund

    A I M Advisors, Inc.
    AIM V.I. Capital Appreciation Fund
    AIM V.I. Value Fund

    Fidelity Management & Research Company
    Fidelity VIP III Growth Opportunities
     Portfolio
    Fidelity VIP Equity-Income Portfolio
    Fidelity VIP High Income Portfolio
    Fidelity VIP II Index 500 Portfolio

    FIXED-RATE OPTION         LOAN COLLATERAL ACCOUNT
(plus interest credited)     (plus interest credited)

                                                 Less
                            ---------------------------> Transaction deductions
    CASH SURRENDER VALUE                                  o Surrender charge
                                                          o Partial withdrawal
                                                            charge
                                                          o Premium skip option
                                                            deduction
                                                 Less
                            --------------------------->  Policy debt
    NET CASH SURRENDER VALUE
--------------------------------------------------------------------------------

(1) This diagram excludes the Unscheduled payment handling fee and Transfer charge which are not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.


-------------
12 PROSPECTUS                                                            SUMMARY
-------------

--------------------------------------------------------------------------------
      ABOUT THE PARK AVENUE LIFE POLICY
--------------------------------------------------------------------------------

THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy's terms will vary depending on where you live. These will be outlined in the policy we send you.

--------------------------------------------------------------------------------

Issuing the policy
--------------------------------------------------------------------------------
A Park Avenue Life insurance policy must have a face amount of at least
$100,000.

ISSUING THE POLICY

A Park Avenue Life insurance policy must have a face amount of at least $100,000. To issue a policy:

o the insured must be age 80 or under and meet our insurance requirements, and

o     you must live in a state or jurisdiction in which we offer the policy.

If you already own certain fixed-benefit life insurance policies issued by us or by Guardian Life, you may be able to buy a Park Avenue Life policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a Park Avenue Life policy or if your fixed-benefit policy contains a rider to permit you to purchase a Park Avenue Life policy. You may also be able to convert to a Park Avenue Life policy if your existing policy contains appropriate riders. In this case you may have to meet minimal insurance requirements.

If you have a convertible term policy, or a whole life policy with a convertible term rider, you may receive a credit of up to one basic scheduled premium if you convert it to a Park Avenue Life policy.

If you are interested in exchanging an existing policy for a Park Avenue Life policy, we recommend that you speak with your lawyer or tax adviser first. Replacing your existing policy may not be advantageous.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy may be beneficial if, for example, it would allow you to qualify for a lower premium because the insured was younger on the policy date. To backdate a policy you must pay all policy premiums that would have been due from the backdated policy date. We deduct the monthly deductions due from the backdated policy date to the issue date on the date the policy is actually issued.


                                                                   -------------
SUMMARY                                                            PROSPECTUS 13
                                                                   -------------

The Policyowner
--------------------------------------------------------------------------------
The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy's joint owners must approve policy transactions or changes in writing, including assigning ownership of the policy to someone else. When a joint policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

If you are not the insured and die before the insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named, because the policy ends when you die.

The Beneficiary
--------------------------------------------------------------------------------
The beneficiary is the person you name to receive the proceeds when the insured dies.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a 'contingent' beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or ''concurrent' beneficiary, who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary, and has no rights under the policy until the insured dies. If the insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner's estate becomes the beneficiary.

If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.


-------------
14 PROSPECTUS                                                            SUMMARY
-------------

--------------------------------------------------------------------------------
      BENEFITS AND POLICY VALUES
--------------------------------------------------------------------------------

Death benefit options
--------------------------------------------------------------------------------
You have a choice of two death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy's guaranteed face amount you should choose Option 2. See accompanying text for details.

DEATH BENEFIT OPTIONS

You have a choice of two death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy's guaranteed face amount you should choose Option 2.

Option 1

Under Option 1, your death benefit is the greater of:

o     the face amount on the date of the insured person's death

o the minimum death benefit required under Section 7702 of the Internal Revenue Code on the monthly date before the insured's death, or

o after the first policy year, the variable insurance amount. This is explained below.

Under this option, if your investments perform well or you make unscheduled payments and the policy account value increases by a sufficient amount, then the net amount at risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit is the greater of:

o the face amount on the date of the insured person's death, plus the amount by which the policy account value exceeds the benchmark value as of the date of the insured's death.

o the minimum death benefit required under Section 7702 of the Internal Revenue Code on the monthly date before the insured's death, or

o after the first policy year, the variable insurance amount. This is explained below.

Under this option, if your investments perform well or you make unscheduled payments, your policy account value may increase enough to increase your death benefit. If your investments perform poorly, your death benefit could be lower, but it will never be lower than the face amount. Investment performance and unscheduled payments do not affect your net amount at risk under this option.

Regardless of which option you choose, after the policy anniversary closest to the insured's 100th birthday the death benefit is the policy account value. The tax consequences of continuing the policy beyond the insured's 100th birthday are unclear. You should consult a tax adviser for more information.


                                                                   -------------
BENEFITS AND POLICY VALUES                                         PROSPECTUS 15
                                                                   -------------

If you make a partial withdrawal from your policy between the most recent monthly date and the death of the insured, the death benefit under both options will be reduced by the amount of your withdrawal plus any applicable charges.

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly date is $1,000 multiplied by the sum of your policy account value, plus any policy premium assessments you've paid covering the period beyond the policy month in which the insured died (if premiums are not being waived under a waiver of premium rider), divided by the net single premium per $1,000 for the insured's attained age, sex and premium class. The net single premium will be adjusted to the date of the insured's death. A table of net single premiums is included in your policy.

THE VARIABLE INSURANCE AMOUNT

The variable insurance amount provides a guarantee that your policy's death benefit will be greater than its current face amount if the investments held in your policy performed sufficiently well in the last policy year. We calculate the variable insurance amount for each year of your policy after the first policy anniversary by multiplying $1,000 by the policy account value on the policy review date and then dividing that number by the net single premium per $1,000 that applies for that policy review date. If you reduce the face amount of your policy, or you make a partial withdrawal from your policy, the variable insurance amount will be reduced. The net single premium for a policy review date is based on the net single premiums for the policy anniversaries immediately before and after the policy review date, and is then adjusted for the number of days that the policy review date falls between these anniversaries.

CHANGING YOUR DEATH BENEFIT OPTION

After the first anniversary of your policy you may change the death benefit option once each policy year, as long as the insured is alive. Changes to your death benefit option will take effect on the monthly date after we approve the change, and will not affect the face amount of your policy. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

If you are changing your death benefit from Option 1 to Option 2, the insured will have to meet our insurance requirements for issuing a policy at the time of the change. This is because the change will increase your death benefit by any positive amount by which the policy account value exceeds your policy's benchmark value on the date the change takes effect. Your death benefit will decrease by this amount if you change from Option 2 to Option 1.

We will not approve a change from Option 1 to Option 2 if you are not paying your policy premiums under a waiver of premium rider.


-------------
16 PROSPECTUS                                         BENEFITS AND POLICY VALUES
-------------

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the insured has died while the policy was in effect. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC's right to challenge a policy.

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer or take a policy loan, or when we withdraw your monthly deductions, or make dollar cost averaging transfers. Based on the value of each share on the valuation date, we will sell the number of shares needed to cover the cost of that transaction.

To calculate the value of your investment in a particular variable investment option, multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of mutual fund shares and the daily deductions that are made to cover our mortality and expense risks. We calculate the unit value for each variable investment option at the end of each valuation date. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

This is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Collateral Account as collateral for a policy loan. It is calculated as:

o     net premiums that you contribute to your policy; plus or minus

o any profit or loss generated by your policy account value in the variable investment options; plus

o any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Collateral Account; minus

o     your total monthly deductions; minus

o     any partial withdrawals you've made, minus

o     any surrender, partial withdrawal or transfer charges; minus

o     any Premium Skip Option deductions.


                                                                   -------------
BENEFITS AND POLICY VALUES                                         PROSPECTUS 17
                                                                   -------------

Cash surrender value and net cash surrender value
--------------------------------------------------------------------------------
Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy has been in effect for 12 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy.

Cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy has been in effect for 12 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt, plus any policy premium assessments you've paid covering the period beyond the next monthly date.

Benchmark value

A hypothetical account value that we use as a guide, comparing it against the policy account value or cash surrender value when we determine:

o whether your death benefit has increased above the face amount, and if so by how much, if you've chosen Option 2

o     if you can skip a premium under the Premium Skip Option

o     if you can make a partial withdrawal, and

o any change in your basic scheduled premium after the guaranteed premium period has ended.

Your policy's benchmark value for each policy year is set out in your policy. To calculate your policy's benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your given day is between these anniversaries. GIAC does not guarantee that the policy account value will equal or exceed the benchmark values set forth in the policy.

Tabular account value

The value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy's benchmark values. For a full explanation, see Special terms used in this prospectus. GIAC does not guarantee that the policy account value will equal or exceed the tabular account values set forth in the policy.


-------------
18 PROSPECTUS                                         BENEFITS AND POLICY VALUES
-------------

Net investment factor

We calculate the unit value of each variable investment option by multiplying the option's immediately preceding unit value by the net investment factor for the valuation period. We calculate the net investment factor as follows on each valuation period:

o the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current valuation date plus

o the amount per share of any dividends or capital gains distributed by the fund on that valuation date, divided by

o the net asset value of one share of the same mutual fund for the immediately preceding valuation period, minus

o the total daily charges we deduct from the Separate Account to cover mortality and expense risks, which will not exceed .00002477% per day or 0.90% annually, and any federal, state or local taxes.

Currently we do not make daily deductions from the separate account to cover income taxes. The accompanying prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.


                                                                   -------------
BENEFITS AND POLICY VALUES                                         PROSPECTUS 19
                                                                   -------------

--------------------------------------------------------------------------------
      PREMIUMS, DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------

PREMIUMS

There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium.

After you pay your first policy premium and your policy takes effect, you will normally pay policy premiums once a year until the death of the insured, or until the policy anniversary nearest the insured's 100th birthday. You can, however, ask to pay policy premiums semi-annually, quarterly, monthly through an automatic payment plan, or at any other interval that we agree to. These periodic premium payments must be at least $100 unless you are paying through an automatic payment plan. The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Paying your premiums

                                                              Difference in cost
                                                                from paying your
Payment frequency                 Factor                       premiums annually
--------------------------------------------------------------------------------
Semi-annual                       .515                                3.00% more
--------------------------------------------------------------------------------
Quarterly                         .26265                              5.06% more
--------------------------------------------------------------------------------
Monthly                           .085833                             3.00% more
--------------------------------------------------------------------------------

The value of the investments in your policy can be affected either positively or negatively by choosing to pay your policy premiums periodically. To change the frequency of your payments you must make your request in writing to our executive office. If we receive your request too close to your payment date and are unable to make the change in time, we will make the change effective for the next scheduled payment.

Basic scheduled premiums

The basic scheduled premium, together with any policy premium assessments, is the policy premium you must pay each year. The basic scheduled premium depends on your policy's face amount, and the age when the policy started, sex (unless gender-neutral rates are required by law), and premium class of the insured. It is shown in your policy.


-------------
20 PROSPECTUS                                   PREMIUMS, DEDUCTIONS AND CHARGES
-------------

Guaranteed premium period
--------------------------------------------------------------------------------
Your basic scheduled premium will not increase during the guaranteed premium period.

Your basic scheduled premium will not increase during the guaranteed premium period. The guaranteed premium period starts on the policy date and ends either on the policy anniversary closest to the insured's 70th birthday, or on the tenth policy anniversary, whichever is later. We will decrease your basic scheduled premium if you reduce your policy's face amount. If this happens we will send you new policy pages indicating your new basic scheduled premium.

On the last policy review date before the end of the guaranteed premium period, we will review your policy to determine if your basic scheduled premium will change for the policy year that begins when the guaranteed premium period ends. We compare your policy account value on that policy review date with the benchmark value and the tabular account value on the same date, and make any necessary adjustments as described below. After the guaranteed premium period, we will review your policy each year to determine if your basic scheduled premium will change.

After the guaranteed premium period, if your policy account value is less than or equal to the tabular account value, we will charge you the maximum basic scheduled premium shown in your policy. If it is greater than or equal to the benchmark value, we will charge you the basic scheduled premium that you were paying during the guaranteed premium period for your policy's current face amount. If your policy account value falls somewhere between the tabular account value and the benchmark value, we will calculate a premium based on a linear interpolation between the basic scheduled premium charged during the guaranteed premium period and the maximum basic scheduled premium.

If your policy account value equals or exceeds the benchmark value we will not increase your basic scheduled premium for the next policy year. However, if your policy account value is below the benchmark value after the guaranteed premium period, your basic scheduled premium will increase for the next policy year.

If you pay your policy premiums when they are due (or skip them under the Premium Skip Option), make no partial withdrawals, and repay any loans that you take against your policy, your policy will not lapse and will have a death benefit of at least the face amount listed in your policy until the policy anniversary closest to the insured's 100th birthday.

We will tell you of any change in your basic scheduled premium in the billing notices you receive. All policy premiums must be sent directly to our executive office.


                                                                   -------------
PREMIUMS, DEDUCTIONS AND CHARGES                                   PROSPECTUS 21
                                                                   -------------

Unscheduled payments

Making unscheduled payments towards your policy may cause it to be considered a modified endowment contract under the Internal Revenue Code, which has tax implications. There are certain restrictions on the total amount of unscheduled payments we permit, depending on how long your policy has been in force. We will return the portion of any unscheduled payment that exceeds the maximum you are allowed.

Unscheduled payments during the first policy year

Insured's age                                                             Factor
--------------------------------------------------------------------------------
0 to 35                                                                       17
--------------------------------------------------------------------------------
36 to 40                                                                      16
--------------------------------------------------------------------------------
41 to 45                                                                      15
--------------------------------------------------------------------------------
46 to 50                                                                      14
--------------------------------------------------------------------------------
51 to 55                                                                      13
--------------------------------------------------------------------------------
56 to 60                                                                      12
--------------------------------------------------------------------------------
61 to 65                                                                      11
--------------------------------------------------------------------------------
66 to 70                                                                      10
--------------------------------------------------------------------------------
71                                                                             9
--------------------------------------------------------------------------------
72                                                                             8
--------------------------------------------------------------------------------
73                                                                             7
--------------------------------------------------------------------------------
74                                                                             6
--------------------------------------------------------------------------------
75 to 80                                                                       5
--------------------------------------------------------------------------------


Unscheduled payments during the first policy year


Under certain circumstances, you may make extra payments towards your policy, in addition to your regular policy premiums. By making these unscheduled payments you can add to your policy account value and possibly increase your death benefit under Death Benefit Option 2. Unscheduled payments must be at least $100, unless they are made at the same time as a regular policy premium payment. We have the right to deduct a handling fee of up to $2 from each unscheduled payment before deducting any other charges and crediting the balance to your policy. We do not currently charge a handling fee.

You may not make an unscheduled payment:

o     if you are not paying your policy premiums under a waiver of premium rider

o     while a policy value option is in effect (see Policy value options), or

o on or after the policy anniversary closest to the insured's 100th birthday.

In the first policy year the maximum that you may contribute in unscheduled payments after the"free look" period (see Your right to cancel your policy) is the lesser of $1,000,000, or your basic scheduled premium for that year multiplied by the factor outlined to the left, based on the insured's age as of the policy date.

After the first policy anniversary, the maximum that you may contribute in unscheduled payments is the lesser of $200,000 or:

o in policy years two through five, three times the annual basic scheduled premium payable in that year,

o in policy years six through ten, two times the annual basic scheduled premium payable in that year,

o in each year thereafter, the annual basic scheduled premium payable during the guaranteed premium period.


-------------
22 PROSPECTUS                                   PREMIUMS, DEDUCTIONS AND CHARGES
-------------

We will return the portion of any unscheduled payment that exceeds the maximum in place at the time of your payment.

Making unscheduled payments may cause your policy to be considered a modified endowment contract under the Internal Revenue Code. We cannot guarantee that your policy will never be considered a modified endowment contract, because a number of policy transactions you may take could cause your policy to be considered a modified endowment contract under the Internal Revenue Code. See Tax considerations.

Premium Skip Option
--------------------------------------------------------------------------------
After the first policy year, you may "skip" paying your annual policy premium, provided your policy meets certain requirements. (see accompanying text) You do not have to make-up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy.


Premium Skip Option

After the first policy year, you may "skip" paying your annual policy premium. You must tell us in writing that you want to put the Premium Skip Option into force by the end of the grace period for the first annual policy premium that you intend to skip. Your policy must meet all of the following requirements on the date that each premium is skipped:

o your policy account value must exceed your policy's benchmark value on that date by at least the amount of the annual policy premium

o your net cash surrender value must equal or exceed your policy premium assessments for that policy year

o     you cannot be waiving policy premiums under a waiver of premium rider.

You may inquire about your policy account value and your net cash surrender value by calling us at 1-800-935-4128 during normal business hours. We also provide these values, along with your policy's benchmark value as of the most recent policy anniversary, in your annual policy statement. You can find the benchmark value for each policy anniversary in your policy.


                                                                   -------------
PREMIUMS, DEDUCTIONS AND CHARGES                                   PROSPECTUS 23
                                                                   -------------

If the values in your policy fail to meet the criteria above, and your policy would lapse if a premium were skipped under the Premium Skip Option, we will notify you that you must pay the annual policy premium within your policy's grace period. When you receive this notice you have three choices. You may:

o     choose to pay the annual premium due

o choose to make more frequent, but lower, periodic policy premium payments. You must send your request for this change in writing, along with your payment, to our executive office, or,

o if eligible, pay your policy premium through the policy's Automatic Premium Loan feature.

If we receive your first request to skip a premium during the grace period for that premium, and you meet our requirements, your request will be effective on the date we receive it. Otherwise, any premium you skip will be effective on your policy anniversary when your annual policy premium would be due.

If you elect the Premium Skip Option, you will be placed on the annual payment mode. If you were paying your policy premiums on a periodic basis
(semi-annually, quarterly or monthly), you will still be responsible for all periodic payments up until the time the premium skip becomes effective.

While the Premium Skip Option is in effect, we will continue to send you annual policy premium billing notices. You may disregard these notices as long as your policy continues to meet the criteria for the Premium Skip Option. However, if you do send us a policy premium, we will consider it a cancellation of the Premium Skip Option.

When you skip a premium under this option, we will deduct on a policy anniversary from your policy account value an amount equal to 90.5% of any policy premium assessments. This amount will first be deducted proportionately from the portion of your policy account value invested in the variable investment options. If this is not enough to cover the deduction, we will take the remaining amount from the portion of your policy account value in the fixed-rate option. These deductions will reduce the amount invested in your Park Avenue Life policy, as well as the amount available for you to borrow from your policy.


-------------
24 PROSPECTUS                                   PREMIUMS, DEDUCTIONS AND CHARGES
-------------

We will continue to charge the monthly deductions described in Deductions and charges while the Premium Skip Option is in effect. The difference between the policy account value and the death benefit, the net amount at risk, will often increase at first when an annual policy premium is skipped. This increases the monthly cost of insurance charge.

The Premium Skip Option will remain in effect until:

o     we receive your written instructions to cancel the option, or

o we receive a payment from you that is credited to your account as a policy premium, or

o we receive your written request to pay premiums periodically instead of annually, or

o you no longer meet the requirements for exercising the premium skip option because your policy's net cash surrender value or policy account value is no longer sufficient, or

o you no longer meet the requirements for exercising the premium skip option because you are not paying premiums under a waiver of premium rider.

You do not have to make-up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy after it has been canceled, as long as you continue to meet the requirements. Please note: If you use the Premium Skip Option, you will not be able to make policy premium payments until the next policy anniversary. You can still make unscheduled payments.

Borrowing to pay premiums
--------------------------------------------------------------------------------
If you are eligible, you can borrow against your policy's loan value to pay your policy premiums.

Automatic premium loan

If you are eligible, you can borrow against your policy's loan value to pay your policy premiums. You may request this feature when you first complete your policy application, or at any time during the life of the policy. We must receive your request in writing at our executive office by the end of the grace period for the premium that you wish to pay through the Automatic Premium Loan.

You will not actually receive any money when you take out an Automatic Premium Loan. Instead, we will transfer the amount required to pay a policy premium from your unloaned policy account value into the Loan Collateral Account. The money will then be used to pay the required premium. The end of the grace period is considered to be the date the loan was made, and interest will be calculated from this date. If your policy's loan value is not enough to cover an overdue policy premium, we will not be able to make an Automatic Premium Loan and your policy may lapse.


                                                                   -------------
PREMIUMS, DEDUCTIONS AND CHARGES                                   PROSPECTUS 25
                                                                   -------------

If you have chosen both the Premium Skip Option and the Automatic Premium Loan feature, we will treat an overdue policy premium as a skipped premium before we initiate an Automatic Premium Loan. We will cancel your policy's Automatic Premium Loan feature if we receive a written request from you to do so. Please note: If you use the Automatic Premium Loan feature you will not be able to make policy premium payments. You can still make unscheduled payments.

See Policy Loans and Tax Considerations for additional information on the treatment of policy loans.

Crediting payments

If we receive a payment within 31 days before a policy premium due date that equals or exceeds the amount that is due, and you have not provided specific instructions, we will:

o     first pay the policy premium

o     then, repay any outstanding policy loans and accrued interest

o     and finally, treat any remaining excess as an unscheduled payment.

We will use any other unidentified payments that we receive from you to:

o     pay any outstanding policy loans and accrued interest, and then

o     credit your policy with an unscheduled payment.

We normally credit your payments and allocate the net premium as of the valuation date we receive it, so long as we receive it at our executive office by the close of the business day, which is 4:00 p.m. New York time. There are three exceptions:

o any payments that we receive before your policy has been issued will be held and credited on the policy issue date

o any payment that we receive within 31 days before a premium due date will have the portion of that payment covering your policy premium credited on the premium due date, and

o any payments that we receive after your policy has been issued that require additional underwriting will be held and credited as of the date the underwriting process is complete.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed rate and variable investment options.


-------------
26 PROSPECTUS                                   PREMIUMS, DEDUCTIONS AND CHARGES
-------------

Investing net premiums
--------------------------------------------------------------------------------
When you pay your basic scheduled premium or an unscheduled payment, the amount that remains after we deduct premium charges is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

How your premiums are allocated

When you pay your basic scheduled premium or an unscheduled payment, the amount that remains after we deduct premium charges (see Deductions and charges) is the net premium. We invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.

As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers equal to or greater than 10, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing. The change will be effective on and after the date we receive your instructions at our executive office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.

Currently you may invest your net premiums and policy account value in up to 7 different allocation options, although we reserve the right to change this number from time to time.

If you pay policy premiums or unscheduled payments i) within 45 days of signing
Part 1 of your application or ii) within 15 days of the date your policy was issued, whichever is later, only $100,000 may be invested in the variable investment options. Anything over this amount will be treated as an "excess net premium" and invested in The Guardian Cash Fund. This amount and any earnings from this money will be reallocated based on your investment instructions at the end of the later of (i) or (ii). Any amounts you have allocated to the fixed-rate option or The Guardian Cash Fund will not be counted towards the $100,000 limit and will be allocated to those options as of the business day we receive them.

Default

Unless you have chosen and qualify for the Premium Skip Option or the Automatic Premium Loan feature, your policy premiums must be paid when they are due. If you do not pay a policy premium by its due date, or if you have excessive policy debt, your policy will be in default.

You must pay annual policy premiums on the anniversary of your policy. You must pay periodic premiums on the monthly dates that we indicate for the frequency you choose. You must make a payment toward any loans you have taken from your policy if the amount of outstanding loans plus accrued interest is more than the cash surrender value of your policy. We will tell you if a loan repayment is required, how much you must repay and when it is due.


                                                                   -------------
PREMIUMS, DEDUCTIONS AND CHARGES                                   PROSPECTUS 27
                                                                   -------------

Grace period

With the exception of your first policy premium, which puts your policy into force, you have a 31-day grace period for the payment of policy premiums and loan repayments. Your insurance coverage will continue in full, but if the insured dies during the grace period we will deduct the amount of any outstanding policy premiums through the policy month of death, or unpaid policy debt, from the death benefit paid to the beneficiary.

If we do not receive your payment before the end of the grace period and you have not qualified for and chosen either the Premium Skip Option or the Automatic Premium Loan feature, your policy will lapse. When your policy lapses your insurance coverage ends, unless you elect a policy value option. If you are unable to continue paying the premiums on your policy you may surrender it for its net cash surrender value at any time during the grace period. In this event, we will pay you your policy's net cash surrender value, and all insurance coverage will end. See Policy Value Options and Surrender.

Reinstating your policy
--------------------------------------------------------------------------------
If your policy has lapsed, you may reinstate it up to five years after you defaulted, subject to certain conditions described in the text.

Reinstating your policy

If your policy has lapsed (and you have not surrendered it for its net cash surrender value) you may reinstate it up to five years after you defaulted. To reinstate your policy:

o we must receive your request for reinstatement in writing at our executive office

o     the insured must be alive

o     you must show that the insured meets our insurance requirements

o you must repay any outstanding policy debt with 8% interest, compounded annually.

o you must pay us the greater of: all overdue policy premiums with 6% interest compounded annually; or, 110% of any increase in cash surrender value of your policy due to your policy's reinstatement, plus any overdue premiums for extra coverage you purchased through riders or for rating charges, with 6% interest compounded annually.

Your reinstated policy will have the same policy date, face amount and death benefit option as the policy that lapsed. You will have to re-apply for the Premium Skip Option and the Automatic Premium Loan feature if you want these features available for your reinstated policy.


-------------
28 PROSPECTUS                                   PREMIUMS, DEDUCTIONS AND CHARGES
-------------

DEDUCTIONS AND CHARGES

There are various deductions and charges required to maintain your Park Avenue Life Policy. The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the sales portion of the premium charges and the surrender charge may not cover all of our actual sales expenses for the policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.

All of the deductions and charges are summarized and explained below.

Deductions from policy premiums and unscheduled payments

Policy premium assessments


Policy premium assessments are charges we add to your basic scheduled premium, which together make up your policy premium. They cover the cost of any additional coverage you have added to your policy through riders, or any rating charges. Policy premium assessments may change if you change the riders attached to your policy, or if the circumstances that gave rise to rating charges change. Amounts deducted as policy premium assesments are not subject to the premium tax charge, DAC tax or premium sales charge. We deduct this amount from each policy premium, but not from unscheduled payments.


Premium tax charge

A premium tax charge of 2.5% is deducted from each basic scheduled premium and any unscheduled payments you make to cover premium taxes imposed by the states and jurisdictions where the policy is sold. The charge of 2.5% is charged on all policies regardless of the premium taxes actually charged by the jurisdiction in which you live. It is an average of the premium taxes we expect to pay for all policies, which currently range from zero to 4%. We reserve the right to increase this charge if the average premium tax that we pay increases. This charge may not be claimed as a tax deduction because the premium taxes are incurred by GIAC. We do not expect to generate a profit from this charge.


                                                                   -------------
PREMIUMS, DEDUCTIONS AND CHARGES                                   PROSPECTUS 29
                                                                   -------------

Monthly deductions
--------------------------------------------------------------------------------
We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your investments in the fixed rate and variable investment options.

Deferred Acquisition Cost (DAC) tax charge

This 1% charge is deducted from each basic scheduled premium and any unscheduled payments you make. We believe the charge is reasonable in relation to the increased federal income tax burden under Section 848 of the Internal Revenue Code from our receipt of policy premiums and unscheduled payments. We reserve the right to increase this charge to reflect any changes in our federal income tax burden. See GIAC's taxes. Like the premium tax charge, DAC tax charges are not tax deductible.

Premium sales charge

A charge of 6% is deducted from each basic scheduled premium and any unscheduled payments you make, after the deduction of any handling fees. Except on policies issued for those insured at ages 78, 79 or 80, this charge will fall to 3% after you have paid an amount equaling 12 annual basic scheduled premiums in basic scheduled premiums and unscheduled payments. Policy premium assessments are not counted towards this total. For policies issued at age 78, this charge will fall to 3% after you have paid an amount equaling 11 annual basic scheduled premiums in basic scheduled premiums and unscheduled payments. For policies issued at ages 79 and 80, the reduction will take effect after you have paid an amount equaling 10 annual basic scheduled premiums.

This charge covers sales and promotional expenses, such as commissions, advertising, and the cost of preparing sales literature and prospectuses. We may also use some of the proceeds from other charges to cover these costs. See Deductions from the Separate Account and Transaction deductions from the policy account value.

Handling fee

We have the right to charge you a maximum handling fee of $2 for each unscheduled payment you make toward your policy. We deduct this fee from your payment before the premium charges are calculated, and use it to cover the costs of processing your payment. We do not currently charge this fee.

Monthly deductions from the policy account value

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your policy account value in the fixed rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the insured's 100th birthday.


-------------
30 PROSPECTUS                                   PREMIUMS, DEDUCTIONS AND CHARGES
-------------

A combination of partial withdrawals, unfavorable investment performance and ongoing monthly deductions can cause your policy account value to drop below zero. Even if this happens, your policy will not lapse as long as you pay all policy premiums when they are due, and there is no policy debt. However, we will continue to accrue monthly deductions, which will increase the negative balance of your policy account value. While your policy has a negative balance we will calculate the cost of insurance charges based on a policy account value of zero and all net premiums, including net premiums resulting from unscheduled payments, will be used to reduce your policy's negative balance until your policy account value exceeds zero.

Policy and administration charges

For the first three policy years, you pay a policy charge of $10 per month. After three years the charge is currently $4 per month and is guaranteed never to exceed $8 per month.

For the first 12 years of your policy the monthly administration charge is based on the insured's age when the policy started, and is a set rate of no more than $0.04 for every $1,000 of your policy's face amount. This rate applies to policies issued to insureds between the ages of 35 to 80 years. Charges are lower if the insured person is younger than 35 when the policy takes effect. After the 12th year, the administration charge is $0.015 per $1,000 of your policy's face amount. You will find the actual dollar amount of this charge in your policy.

These charges compensate us for underwriting, issuing and maintaining your policy. We do not expect to generate a profit from these charges.

Guaranteed Insurance Amount charge

This is a monthly charge of $0.01 per $1,000 of your policy's face amount. It is charged at the same rate for all policies and compensates us for guaranteeing a minimum death benefit even if the investments in your policy perform poorly. You will find the actual dollar amount of this charge in your policy. This charge supports the guarantee that no matter how unfavorable investment performance might be, the death benefit will never be less than the face amount if all policy premiums are paid when due, no partial withdrawals are taken and there is no policy debt.


                                                                   -------------
PREMIUMS, DEDUCTIONS AND CHARGES                                   PROSPECTUS 31
                                                                   -------------

Cost of insurance charge
--------------------------------------------------------------------------------
This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

Cost of Insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex and premium class. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based on the 1980 Commissioners' Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies. The cost of insurance rates for non-smokers are lower than the rates for smokers at most attained ages. The cost of insurance rate generally increases as the insured ages. Our current cost of insurance rates are lower than the guaranteed maximum.

We calculate the cost of insurance charge by multiplying your policy's net amount at risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. Your net amount at risk is determined after all other monthly deductions have been withdrawn from your policy account.

We may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy. Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex and premium class. We will increase this charge when we expect:

o     a higher number of deaths among people in a certain group

o     higher expenses or federal income taxes

o a higher number of policies that are allowed to lapse by their policyowners

o     lower earnings in our general account.

Generally, as your net amount at risk increases or decreases each month (for example, due to payments you make or policy transactions you request), so will your cost of insurance charges. If you choose death benefit option 1, paying policy premiums and making unscheduled payments may reduce your policy's net amount at risk by increasing the policy account value, assuming that your investments do not fall in value. If you choose death benefit option 2, paying policy premiums and making unscheduled payments may have the result of increasing your death benefit over the face amount, and therefore will not affect your policy's net amount at risk.


-------------
32 PROSPECTUS                                   PREMIUMS, DEDUCTIONS AND CHARGES
-------------

Transaction deductions from the policy account value

When you ask us to make certain transactions, we will take a transaction deduction from your policy account value. Except as described differently below, we will make these deductions from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

Surrender charges

During the first 12 years of your policy, you pay a surrender charge if you:

o     surrender your policy

o reduce the face amount either by asking us to reduce it or through a partial withdrawal

o     let your policy lapse.

The amount of your surrender charges depends of the policy year in which the event occurs. They consist of a deferred administrative charge and a deferred sales charge. The deferred administrative charge covers costs which are not recovered through monthly policy and administration charges, such as the costs of processing applications, conducting medical examinations, determining insurability and establishing records. The charge is $4.80 per $1000 of your policy's face amount, declining to zero after the 12th policy year for insureds between ages 35 and 80 when the policy is issued. This charge is generally lower for those under age 35 when the policy begins.

The deferred sales charge covers costs which are not recovered through the premium sales charge, such as the expenses related to the sale of Park Avenue Life policies. For policies where the insured is 78 or younger, the deferred sales charge is the lesser of:

o 36% of the annual basic scheduled premium payable in the first policy year, minus the sum of 3% of all basic scheduled premiums and unscheduled payments made up to the date that the deferred sales charge is incurred, plus any sales charges deducted for earlier reductions in your policy's face amount, or

o the percentage of the annual basic scheduled premium, as outlined in the chart below, for the policy year in which the charge is applied:

Policy year
--------------------------------------------------------------------------------
       1      2     3     4     5     6     7     8     9     10   11   12   13+
--------------------------------------------------------------------------------
      36%    33%   30%   27%   24%   21%   18%   15%   12%    9%   6%   3%     0
--------------------------------------------------------------------------------


                                                                   -------------
PREMIUMS, DEDUCTIONS AND CHARGES                                   PROSPECTUS 33
                                                                   -------------

For policies where the insured is 78, 79 or 80 at issue, the deferred sales charge is calculated in a similar way, but declines to zero after 11 years for age 78 and 10 years for ages 79 and 80, because the initial percentage used in the calculations is 33% for age 78 and 30% for ages 79 and 80.

We prorate the surrender charges in connection with a face amount decrease by multiplying the surrender charges by the following fraction to reduce the charges payable:

                               amount of decrease
                        --------------------------------
                        face amount just before decrease

We deduct the adjusted surrender charge from the unloaned policy account value, which is your policy account value minus any policy debt. After we deduct any applicable surrender charge, a policy's net cash surrender value may be zero, particularly in the early policy years.

Together, the premium sales charge and the deferred sales charge form Park Avenue Life's total sales load. The SEC imposes limits on the total sales load that can be collected in the first two years of a policy if the policy lapses or is surrendered. Accordingly, the maximum sales load that you will pay during the first two policy years is:

o 30% of payments made in the first year that do not exceed one annual basic scheduled premium, plus

o 10% of payments made during the second policy year that do not exceed one annual basic scheduled premium, plus

o     9% of all unscheduled payments made in the first two policy years.

The total sales charge that you pay over the life of your policy will not exceed 9% of the total basic scheduled premiums payable over the shorter of 20 years or the insured's anticipated life expectancy. Because you can pay more than your policy's basic scheduled premiums by making unscheduled payments, the period of time in which the maximum sales load is reached may be shorter than outlined above.


-------------
34 PROSPECTUS                                   PREMIUMS, DEDUCTIONS AND CHARGES
-------------

Partial withdrawal charge

If you make a partial withdrawal we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply because the partial withdrawal reduces the face amount. We will deduct this charge, as well as the amount of your withdrawal, proportionately from your unloaned policy account value. This charge is to recover our processing costs.

Premium skip option deduction

If you skip a premium under the Premium Skip Option, we will deduct 90.5% of the amount needed to cover any policy premium assessments from your policy account value that is not being held as collateral for a loan.

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to cover our processing costs.

We will not deduct a transfer charge when:

o we transfer any excess net premiums and related earnings out of The Guardian Cash Fund (see How your premiums are allocated)

o you make multiple transfers under your policy's dollar cost averaging feature

o     you transfer amounts as part of taking or repaying a policy loan, or

o you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Deductions from the Separate Account

Mortality and Expense Risk charge

We will deduct a daily charge, based on an annual rate of 0.60% of the average daily net assets of the variable investment options, to cover the mortality and expense risks that we assume for Park Avenue Life policies. This charge will never be more than 0.90%.It covers the risk that the insureds under Park Avenue Life policies may not live as long as we estimated when we issued the policy, and that our administrative expenses may also be higher than we estimated. If the amount we collect is higher than our expenses, we may generate a profit on this charge. We may use any profit to cover the cost of selling Park Avenue Life policies.


                                                                   -------------
PREMIUMS, DEDUCTIONS AND CHARGES                                   PROSPECTUS 35
                                                                   -------------

Income Tax charge

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. Except for the charge for DAC taxes, which is deducted from your policy premiums and any unscheduled payments, we don't currently charge for taxes attributable to the Separate Account.

Deductions from Mutual Funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and operational expenses. As a result, you pay these fees and expenses indirectly. These expenses vary from year to year. Except as noted below, the following table shows the actual fees and expenses for each fund for the year ended December 31, 1998 as a percentage of the fund's average daily net assets.


-------------
36 PROSPECTUS                                   PREMIUMS, DEDUCTIONS AND CHARGES
-------------

Fees and expenses for mutual funds

                                                                           Other                Total
                                                                        expenses             expenses
                                                                      (after any           (after any
                                                              applicable waivers   applicable waivers
                                                   Advisory          and expense          and expense
Fund name                                               fee      reimbursements)      reimbursements)
-----------------------------------------------------------------------------------------------------
Guardian Stock Fund                                   0.50%                0.02%                0.52%
-----------------------------------------------------------------------------------------------------
Guardian Small Cap Stock Fund                         0.75%                0.14%                0.89%
-----------------------------------------------------------------------------------------------------
Guardian Bond Fund                                    0.50%                0.05%                0.55%
-----------------------------------------------------------------------------------------------------
Guardian Cash Fund                                    0.50%                0.03%                0.53%
-----------------------------------------------------------------------------------------------------
Baillie Gifford International Fund                    0.80%                0.18%                0.98%
-----------------------------------------------------------------------------------------------------
Baillie Gifford Emerging
Markets Fund                                          1.00%                0.49%                1.49%
-----------------------------------------------------------------------------------------------------
Value Line Centurion Fund(1)                          0.50%                0.09%                0.59%
-----------------------------------------------------------------------------------------------------
Value Line Strategic Asset
Management Trust(1)                                   0.50%                0.08%                0.58%
-----------------------------------------------------------------------------------------------------
Gabelli Capital Asset Fund                            1.00%                0.12%                1.12%
-----------------------------------------------------------------------------------------------------
MFS Emerging Growth Series                            0.75%                0.10%                0.85%
-----------------------------------------------------------------------------------------------------
MFS Total Return Series(1)                            0.75%                0.25%                1.00%
-----------------------------------------------------------------------------------------------------
MFS Growth With Income Series(1)                      0.75%                0.20%                0.95%
-----------------------------------------------------------------------------------------------------
MFS Bond Series(1)                                    0.60%                0.40%                1.02%
-----------------------------------------------------------------------------------------------------
American Century VP Value Fund(1)                     1.00%                  --                 1.00%
-----------------------------------------------------------------------------------------------------
American Century VP
International Fund(1)                                 1.47%                  --                 1.47%
-----------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                    0.62%                0.05%                0.67%
-----------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                   0.61%                0.05%                0.66%
-----------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities
Portfolio(1)                                          0.59%                0.11%                0.70%
-----------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income
Portfolio(1)                                          0.49%                0.08%                0.57%
-----------------------------------------------------------------------------------------------------
Fidelity VIP High Income
Portfolio(1)                                          0.58%                0.12%                0.70%
-----------------------------------------------------------------------------------------------------
Fidelity VIP II Index
500 Portfolio(1)                                      0.24%                0.04%                0.28%
-----------------------------------------------------------------------------------------------------

(1)  See Notes to fees and expense table


                                                                   -------------
PREMIUMS, DEDUCTIONS AND CHARGES                                   PROSPECTUS 37
                                                                   -------------

Notes to fees and expense table

The expenses for MFS Growth With Income Series, MFS Total Return Series, and MFS Bond Series reflect an agreement with the adviser to these series that the adviser will bear the expenses of the series, exclusive of the advisory fee and subject to reimbursement, so that operational expenses will not exceed 0.25% of the average daily net assets of the Growth With Income Series and Total Return Series, and 0.40% of the average daily net assets of the Bond Series for the fiscal year ended December 31, 1998. These agreements are also in effect for the current fiscal year. Without these agreements, total expenses for the year ended December 31, 1998 would be i) 0.88% for the MFS Growth With Income Series, and 0.91% for the MFS Total Return Series, because of reimbursement to the adviser of previous years' expense payments, and ii) 1.23%, for the MFS Bond Series. An agreement to limit the Emerging Growth Series' operational expenses to 0.25% of the average daily net assets of the Fund is also in effect.

Although the MFS Bond Series has an expense offset arrangement which reduces its custodian fee based upon the amount of cash maintained by the Series with its custodian, the Series' expenses are calculated without reduction for this expense offset arrangement pursuant to SEC requirements. Thus the total expenses for the Bond Series are shown as 1.02%

The percentages for the Fidelity VIP II Index 500 Portfolio reflect the voluntary agreement by the portfolio's adviser to bear expenses for the portfolio, subject to reimbursement, so that the portfolio's total expenses will not exceed 0.28%. Without this agreement, the total expenses for the portfolio would have been 0.35%. The Fidelity VIP III Growth Opportunities, Fidelity VIP Equity-Income and Fidelity VIP High Income Portfolios have entered into varying arrangements with third parties who either paid or reduced a portion of the expenses. The Fidelity management fees for the Growth Opportunities, Equity-Income and High Income Portfolios consist of a group fee rate and an individual fee rate. The fee shown here adds these components and multiplies the result by the portfolio's average net assets. Please see the Fidelity prospectuses for a complete explanation of the applicable portfolio management fees and expenses.


-------------
38 PROSPECTUS                                                   PARK AVENUE LIFE
-------------

The operational expenses for Value Line Strategic Asset Management Trust and Value Line Centurion Fund reflect expense reimbursements paid by those funds to us for certain administrative and shareholder servicing expenses that we incur on their behalf. For the year ended December 31, 1998, we were reimbursed $713,798 by Value Line Strategic Asset Management Trust, and $502,625 by Value Line Centurion Fund.

We have also entered into agreements with certain fund advisers under which we will be reimbursed for certain administrative, distribution and other expenses that we incur as a result of offering certain funds, including the MFS and American Century funds, to our policyholders. The amount of compensation may be based on assets of the fund attributable to policies we issue and may vary from adviser to adviser.

                                                                   -------------
PARK AVENUE LIFE                                                   PROSPECTUS 39
                                                                   -------------

--------------------------------------------------------------------------------
      YOUR ALLOCATION OPTIONS
--------------------------------------------------------------------------------

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums are allocated. There are several variable investment options and a fixed-rate option. You may choose up to seven allocation options at any time.

--------------------------------------------------------------------------------

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 21 investment divisions, each corresponding to a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC's Board of Directors on November 18, 1993 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws.

Our Separate Account is registered with the SEC as a unit investment trust - a type of investment company under the Investment Company Act of 1940 (the 1940
Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy account values maintained in the variable investment options are not available to meet the claims of GIAC's general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account.


-------------
40 PROSPECTUS                                                 ALLOCATION OPTIONS
-------------

Such assets can include GIAC's direct contributions to the Account, accumulated charges for mortality and expense risks or the investment results attributable to GIAC's retained assets. Because such retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account.

Each mutual fund is briefly described below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end diversified management company or a series of an open-end diversified management company registered with the Securities and Exchange Commission. The funds don't charge us for buying or selling their shares, allowing us to buy and sell them at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser's other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund's investment objective, along with the typical investments that make up that fund.


                                                                   -------------
ALLOCATION OPTIONS                                                 PROSPECTUS 41
                                                                   -------------

Summary of fund objectives and policies

Fund                                    Investment objective                Typical investments
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Stock Fund                     Long-term growth of capital         U.S. common stocks
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Small Cap Stock Fund           Long-term growth of capital         U.S. common stocks of companies
                                                                            with small market capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Bond Fund                      Maximum income without              Investment grade debt obligations
                                        undue risk of principal
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Cash Fund                      High level of current income;       Money market instruments
                                        preservation of capital
-----------------------------------------------------------------------------------------------------------------------------------
Baillie Gifford International Fund      Long-term capital appreciation      Common stocks and convertible securities
                                                                            issued by foreign companies
-----------------------------------------------------------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund   Long-term capital appreciation      Common stocks and convertible securities
                                                                            of emerging market companies
-----------------------------------------------------------------------------------------------------------------------------------
Value Line Centurion Fund               Long-term growth of capital         U.S. common stocks (with selections based
                                                                            on rankings by the Value Line ranking system)
-----------------------------------------------------------------------------------------------------------------------------------
Value Line Strategic Asset              High total investment return        U.S. common stocks (with selections on rankings
Management Trust                        consistent with reasonable risk     by the Value Line ranking system), bonds and
                                                                            money market instruments
-----------------------------------------------------------------------------------------------------------------------------------
Gabelli Capital Asset Fund              Growth of capital; current income   U.S. common stocks
                                        as a secondary objective            and convertible securities
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series              Long-term growth of capital         U.S. common stocks of emerging
                                                                            growth companies
-----------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series                 Above-average income                Equity securities and non-convertible
                                        (compared to a portfolio invested   fixed income securities
                                        entirely in equity securities)
                                        consistent with prudent employment
                                        of capital, and secondarily to
                                        provide a reasonable opportunity
                                        for growth of capital and income
-----------------------------------------------------------------------------------------------------------------------------------
MFS Growth With Income Series           Reasonable current income           Equity securities issued by
                                        and long-term growth of capital     U.S. and foreign companies
                                        and income
-----------------------------------------------------------------------------------------------------------------------------------


-------------
42 PROSPECTUS                                                 ALLOCATION OPTIONS
-------------

Fund                                    Investment objective                Typical investments
-----------------------------------------------------------------------------------------------------------------------------------
MFS Bond Series                         As high a level of current income   Convertible and non-convertible
                                        as is believed consistent with      debt securities and preferred stocks;
                                        prudent investment risk and         U.S. government securities;
                                        secondarily to protect              commercial paper;
                                        shareholders' capital               repurchase agreements,
                                                                            cash or cash equivalents
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund          Long-term capital growth            Equity securities of
                                        with income as a                    well-established intermediate-to-large
                                        secondary objective                 companies whose securities are
                                                                            believed to be undervalued
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP International       Capital growth                      International common stocks
Fund                                                                        with potential for appreciation
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital                        Growth of capital through           Common stocks of medium and
Appreciation Fund                       investments in common stocks        small-sized growth companies
                                        with emphasis on medium and
                                        small-sized growth companies
-----------------------------------------------------------------------------------------------------------------------------------


AIM V.I. Value Fund                     Long-term growth of capital         Equity securities judged by the
                                        by investing primarily in           fund's adviser to be undervalued.
                                        undervalued equity securities
                                        with income as a secondary
                                        objective

-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth                 Capital growth                      Common stocks and convertibles
Opportunities Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income              Reasonable income with capital      Income-producing equity securities
Portfolio                               appreciation as a secondary
                                        objective
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio      High level of current income        High-yielding debt securities with an
                                                                            emphasis on lower-quality securities
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Index 500 Portfolio     Total return that corresponds       Equity securities of companies
                                        to that of the Standard  & Poor's   that compose the Standard & Poor's
                                        500 Index                           500 and in other instruments that
                                                                            are based on the value of the Index
-----------------------------------------------------------------------------------------------------------------------------------


                                                                   -------------
ALLOCATION OPTIONS                                                 PROSPECTUS 43
                                                                   -------------

Total returns do not reflect deductions

These total returns are for the funds only and do not reflect the effects of deductions from policy premiums and unscheduled payments, monthly deductions, transaction deductions or deductions from the Separate Account. Including the effects of these deductions reduces returns. See Special terms used in this prospectus and Deductions and charges for additional information.

Investment performance of the Funds

The table below shows the average annual total returns for the mutual funds for years ended December 31, 1998. The performance figures reflect the deduction of fund investment advisory fees and operating expenses, and assume that any dividends and capital gains are reinvested in the fund. These figures do not reflect how the funds' investment performance will affect the value of your policy, because they do not take into account the insurance and other charges we deduct from your policy. If these charges were taken into account, total returns for each fund would be lower. Also, past returns should not be used to predict future performance. Total returns for The Guardian Cash Fund are not presented here.

                                          Years ended December 31, 1998
                                ------------------------------------------------
Fund name                                                                  Since
and inception date              1 Year      5 Years      10 Years      inception
--------------------------------------------------------------------------------
Guardian Stock Fund(1)
(4/13/83)                       19.86%       22.35%        19.32%         17.99%
--------------------------------------------------------------------------------
Guardian Small Cap
Stock Fund(1)
(7/16/97)                       -5.75%          N/A           N/A          7.20%
--------------------------------------------------------------------------------
Guardian Bond Fund(1)
(5/1/83)                         8.10%        6.59%         8.77%          9.29%
--------------------------------------------------------------------------------
Baillie Gifford
International Fund
(2/8/91)                        21.17%       11.90%           N/A         13.36%
--------------------------------------------------------------------------------
Baillie Gifford Emerging
Markets Fund
(10/17/94)                     -26.77%          N/A           N/A         -4.78%
--------------------------------------------------------------------------------
Value Line Centurion Fund
(11/15/83)                      27.47%       19.99%        19.78%         14.96%
--------------------------------------------------------------------------------
Value Line Strategic Asset
Management  Trust
(10/1/87)                       27.45%       15.87%        17.05%         15.48%
--------------------------------------------------------------------------------
Gabelli Capital Asset Fund(2)
(5/1/95)                        11.67%          N/A           N/A         19.40%
--------------------------------------------------------------------------------
MFS Emerging Growth Series(3)
(7/24/95)                       34.16%          N/A           N/A         26.55%
--------------------------------------------------------------------------------
MFS Total Return Series(3)
(1/2/95)                        12.33%          N/A           N/A         18.73%
--------------------------------------------------------------------------------
MFS Growth With
Income Series(3)
(10/9/95)                       22.32%          N/A           N/A         25.98%
--------------------------------------------------------------------------------
MFS Bond Series(3)
(10/24/95)                       6.79%          N/A           N/A         6.90%
--------------------------------------------------------------------------------


-------------
44 PROSPECTUS                                                 ALLOCATION OPTIONS
-------------

                                          Years ended December 31, 1998
                                ------------------------------------------------
Fund name                                                                  Since
and inception date              1 Year      5 Years      10 Years      inception
--------------------------------------------------------------------------------
American Century VP
Value Fund
(5/1/96)                         4.81%          N/A           N/A         15.94%
--------------------------------------------------------------------------------
American Century VP
International Fund
(5/1/94)                        18.76%          N/A           N/A         12.30%
--------------------------------------------------------------------------------
AIM V.I. Value Fund(4)
(5/5/93)                        32.41%       21.70%           N/A         21.90%
--------------------------------------------------------------------------------
AIM V.I. Capital
Appreciation Fund(4)
(5/5/93)                        19.30%       17.23%           N/A         18.77%
--------------------------------------------------------------------------------
Fidelity VIP III Growth
Opportunities Portfolio(5)
(1/3/95)                        24.61%          N/A           N/A         26.26%
--------------------------------------------------------------------------------
Fidelity VIP Equity-
Income Portfolio(5)
(10/9/96)                       11.63%       18.77%        15.62%         14.41%
--------------------------------------------------------------------------------
Fidelity VIP High
Income Portfolio(5)
(9/19/85)                       -4.33%        8.80%        11.08%         11.09%
--------------------------------------------------------------------------------
Fidelity VIP II Index
500 Portfolio(5)
(8/27/92)                       28.31%       23.72%           N/A         21.16%
--------------------------------------------------------------------------------

(1) Results for The Guardian Bond Fund and The Guardian Stock Fund reflect effects of expense reimbursements that occurred during the years ended December 31, 1984 and 1985. Without these expense reimbursements, results for these funds would be lower. The inception date for The Guardian Small Cap Stock Fund is the date of commencement of the public offering of the fund.

(2) For the period from May 1, 1995 through December 31, 1995, the Manager and the Adviser of Gabelli Capital Asset Fund absorbed a portion of the fund's operating expenses. Total returns for this period would have been lower if these expenses had not been absorbed.

(3) Total returns for the MFS Growth With Income Series, Emerging Growth Series, Bond Series and Total Return Series reflect the agreement by the series' Adviser to bear expenses for the series, subject to reimbursement by the series, such that the operational expenses shall not exceed, for the Growth With Income, Emerging Growth, and Total Return Series, 0.25%, and for the Bond Series, 0.40% of the average daily net assets of the series for each fiscal year since inception. In the absence of this agreement, except where a series is reimbursing its adviser for previous years' expense payments on its behalf, total returns would be lower.

(4) Total returns for AIMV.I. Value Fund and AIM V.I. Capital Appreciation Fund reflect the effects of fee waivers and/or expense offset arrangements. In the absence of such arrangements total returns would have been lower.

(5) Total returns for the Fidelity Growth Opportunities, Fidelity Equity-Income, Fidelity High Income and Fidelity Index 500 Portfolios reflect the reimbursement of certain fund expenses by the Adviser during certain periods and/or the effects of varying arrangements with third parties who either paid or reimbursed a portion of the fund's expenses. In the absence of these arrangements total returns would have been lower.


                                                                   -------------
ALLOCATION OPTIONS                                                 PROSPECTUS 45
                                                                   -------------

The funds' investment advisers

All of the funds' investment advisers are registered as investment advisers under the Investment Advisers Act of 1940 (Advisers Act).

Guardian Investor Services Corporation

The Guardian Stock Fund, The Guardian Small Cap Stock Fund, The Guardian Bond Fund and The Guardian Cash Fund (the Guardian funds) are advised by Guardian Investor Services Corporation (GISC), 7 Hanover Square, New York, New York, 10004.

GISC is wholly owned by GIAC.

Guardian Baillie Gifford Limited

Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund are advised by Guardian Baillie Gifford Limited (GBG), 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. GBG is a member of Great Britain's Investment Management Regulatory Organization Limited (IMRO). GBG was incorporated in Scotland by GIAC and Baillie Gifford Overseas Limited (BG Overseas) in November 1990. BG Overseas is wholly owned by Baillie Gifford & Co., which is currently one of the largest investment management partnerships in the United Kingdom.

Baillie Gifford Overseas Limited

GBG has appointed BG Overseas to serve as sub-investment adviser to Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund. Like GBG, BG Overseas is located at 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. BG Overseas is also a member of IMRO. No separate or additional fee is paid by the fund to BG Overseas.

Value Line, Inc.

Value Line Strategic Asset Management Trust and Value Line Centurion Fund are advised by Value Line, Inc., 220 East 42nd Street, New York, New York 10017.

Gabelli Funds, Inc.

Gabelli Capital Asset Fund is managed by GISC, which has appointed Gabelli Funds, Inc. (GFI) as the investment adviser to the Fund. GFI has its principal offices at One Corporate Center, Rye, New York 10580. No separate or additional fee is paid by the Fund to GFI.


-------------
46 PROSPECTUS                                                 ALLOCATION OPTIONS
-------------

Massachusetts Financial Services Company

MFS Growth With Income Series, MFS Emerging Growth Series, MFS Bond Series and MFS Total Return Series are advised by Massachusetts Financial Services Company
(MFS), 500 Boylston Street, Boston, MA. MFS is a subsidiary of Sun Life of Canada (U.S.) which is itself an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada.

American Century Investment Management, Inc.

The American Century VP Value Fund and the American Century VP International Fund are advised by American Century Investment Management, Inc., American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

A I M Advisors, Inc.

AIM V.I. Value Fund and AIM V.I. Capital Appreciation Fund are advised by A I M Advisors, Inc. (AIM), 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

Fidelity Management & Research Company

The Fidelity VIP III Growth Opportunities Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Index 500 Portfolio are advised by Fidelity Management & Research Company (FMR), 82 Devonshire Street, Boston, Massachusetts 02109.

On behalf of the Fidelity VIP High Income and Fidelity VIP III Growth Opportunities Portfolios, FMR has sub-investment advisory agreements with two affiliates, FMR U.K. and FMR Far East. No separate or additional fee is paid by the portfolios to the sub-adviser.

Bankers Trust Company (BT) has been appointed sub-investment adviser to the Fidelity VIP II Index 500 Portfolio. BT, a New York Banking Corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. No separate or additional fee is paid by the Portfolio to BT.


                                                                   -------------
ALLOCATION OPTIONS                                                 PROSPECTUS 47
                                                                   -------------

Fixed-rate option
--------------------------------------------------------------------------------
The net premiums you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC's general account.

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC's general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

o the portion of your net premiums and any loan repayments that you have allocated to this option, plus

o any amounts that you have transferred to this option from the variable investment options, plus

o     the interest paid on your policy account value in this option, minus

o any deductions or withdrawals from the fixed-rate option, including applicable charges

You earn interest at a guaranteed rate, from the date of transfer or allocation until your next policy anniversary, at which time the interest rate for the total amount you have invested in the fixed-rate option is set for the coming year. Because different interest rates may be in effect as you make transfers and contributions throughout the year, your effective interest rate for that year may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. We will tell you of any changes in the current interest rate for the fixed-rate option as they occur. We are not obliged to pay more than 4% in interest, although we may choose to do so.


-------------
48 PROSPECTUS                                                 ALLOCATION OPTIONS
-------------

--------------------------------------------------------------------------------
      SPECIAL FEATURES OF YOUR POLICY
--------------------------------------------------------------------------------

Policy loans
--------------------------------------------------------------------------------
While the insured is alive, you may borrow all or a portion of the loan value of your policy, by assigning your policy to us as collateral for your loan.

POLICY LOANS

After the first year of your policy and while the insured is alive, you may borrow all or a portion of the loan value of your policy, by assigning your policy to us as collateral for your loan. Your policy's loan value is:

o 90% of the cash surrender value of your policy on the date we receive your written request, minus

o     the amount of any outstanding policy debt

You may not take a policy loan during the first year of your policy or if your policy has lapsed and is being continued under the fixed-benefit extended term insurance policy value option.

The minimum loan amount is $500, unless it is an Automatic Premium Loan. Generally, we will pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule). If you are taking an Automatic Premium Loan, you will not actually receive any money. Instead, the proceeds will be used to pay the policy premium that is due.

We will transfer the amount of your loan first proportionately from your policy account value in the variable investment options, and if this is insufficient, from your policy account value in the fixed-rate option, into our Loan Collateral Account.

When taking out a policy loan, you should consider:

o amounts transferred out of the variable and fixed-rate options and into our Loan Collateral Account are no longer affected by the investment experience, positive or negative, of those allocation options

o as a result, taking a policy loan will have a permanent effect on your policy account value, even once the loan is repaid in full

o the amount of your policy that is available for withdrawal or surrender, and your policy's death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

o if your policy is considered to be a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan or using your policy's Automatic Premium Loan feature. See Tax Considerations for a discussion of modified endowment contracts and the effects on policy loans.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 49
                                                                   -------------

Interest on policy loans
--------------------------------------------------------------------------------
We charge interest at an annual rate of 8% on all outstanding policy debt.

Interest on your policy loan

We charge interest at an annual rate of 8% on all outstanding policy debt. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, we will transfer the interest that you owe first proportionately from your policy account value in the variable investment options, and if this is insufficient, from the fixed-rate option, into our Loan Collateral Account, and add that interest to your policy debt.

The investments in the Loan Collateral Account will earn interest at a minimum annual rate of 6%. Although this means that you are effectively paying a maximum of 2% interest on your policy loans, you are expected to pay the loan interest charged, when it is due.

Repaying your policy loan

You may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force, or has been continued after lapse under the reduced paid-up or variable reduced paid-up insurance policy value options. See Policy value options. Unless your loan repayment is made along with your policy premium, the minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. We will then increase the amount payable to the beneficiary by the amount of your repayment.

When you make a loan repayment, we transfer out of the Loan Collateral Account the amount of your repayment, minus a proportional amount of any accrued interest owing, plus a proportional amount of any accrued interest we owe you on the amount that was being held in the Loan Collateral Account. Your repayment will be credited first to the fixed-rate option, up to the amount that was deducted for your loan, then into the variable investment options according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time.

Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium tax, DAC tax or premium sales charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than unscheduled payments.


-------------
50 PROSPECTUS                                                   SPECIAL FEATURES
-------------

If, on any monthly date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment is required for your policy to remain in force. Your policy will lapse 31 days after the default date set out in our notice if we do not receive:

o the amount by which your policy debt exceeds the cash surrender value on the monthly date in question, plus

o     10% of the cash surrender value on that monthly date.

If the insured dies after we have sent this notice, but before the 31 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.

Decreasing the face amount
--------------------------------------------------------------------------------
After the first year of your policy, you may request a reduction in its face amount, which is the guaranteed minimum amount your policy will pay at death or maturity.

DECREASING THE FACE AMOUNT

After the first year of your policy, you may request a reduction in its face amount, which is the guaranteed minimum amount your policy will pay at death or maturity. To do this we require that:

o     you make your request in writing and we receive it at our executive office

o     the insured is alive when we receive your request

o the reduction is at least $10,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply, and

o the new face amount is not lower than our minimum face amount, currently $100,000, unless the reduction is caused by a partial withdrawal.

We reduce your face amount on the monthly date coinciding with or next following the date we approve your request. If you reduce the face amount in the first 12 years of your policy, we will deduct a surrender charge from your policy account value, as described in Transaction deductions.

A partial withdrawal may also result in a reduction in your policy's face amount. If, as a result of a partial withdrawal, we must reduce your face amount, we will reduce it by the amount of the partial withdrawal which exceeds the difference, if positive, between (i) the policy account value, and (ii) the face amount multiplied by the net single premium on the date of the partial withdrawal. The face amount will also be reduced by the withdrawal charge and any applicable surrender charges.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 51
                                                                   -------------

Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

o under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy's face amount

o under Option 2, a partial withdrawal will not reduce your policy's face amount, as long as your policy account value is higher than the current benchmark value. However, the amount of your death benefit will decline with each partial withdrawal.

When you reduce your policy's face amount, we reduce the premiums, benefits and certain charges that are calculated using the face amount. These include:

o     your basic scheduled premium

o     your policy's benchmark values

o     surrender charges o policy account value

o     your monthly deductions

o     the variable insurance amount, and

o     any additional rider coverage.

We will send you new policy pages reflecting the changes resulting from your reduction in the face amount.

Reducing the face amount of your policy may cause it to be considered a modified endowment contract under the Internal Revenue Code. See Tax considerations.

You cannot increase the face amount of your Park Avenue Life policy.

Partial withdrawals
--------------------------------------------------------------------------------
After the first year of your policy, you may withdraw part of your policy's net cash surrender value. The minimum net partial withdrawal is $500.

PARTIAL WITHDRAWALS

After the first year of your policy, you may withdraw part of your policy's net cash surrender value. You must make your request for withdrawal in writing, and the insured must be alive when you make the withdrawal. The minimum net partial withdrawal is $500.

If we approve your request, it will be effective as of the valuation date we receive it at our executive office. The proceeds will normally be paid within seven days of the time we receive your request. We will not approve or process a partial withdrawal if, after all related charges:


-------------
52 PROSPECTUS                                                   SPECIAL FEATURES
-------------

o your cash surrender value would be less than the benchmark value as of the date of your withdrawal, or

o     your policy would have no net cash surrender value.

We will tell you if these conditions apply.

For each partial withdrawal we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply. This covers our administrative costs.

We will deduct the amount of your withdrawal and any charges as follows:

o proportionately from the variable investment options in which your policy is invested

o then, if these amounts are insufficient to meet your withdrawal request, the remainder of the withdrawal will be deducted from your policy account value in the fixed-rate option.

In addition to reducing your net cash surrender value, partial withdrawals reduce the amount of your policy's death benefit on a dollar-for-dollar basis, as follows:

o under Option 1, each partial withdrawal will typically cause an immediate equal reduction in the face amount

o under Option 2, the reduction in your death benefit will generally be the same as the reduction in your policy's net cash surrender value.

The tax consequences of making partial withdrawals are discussed under Tax considerations.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 53
                                                                   -------------

Surrendering your policy
--------------------------------------------------------------------------------
You may surrender your policy for its net cash surrender value while the insured is alive. Your policy's net cash surrender value will normally be paid within seven days of the time we receive your request.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while the insured is alive. We will calculate your policy's net cash surrender value on the valuation date we receive your written request, which must include your policy, or an acceptable affidavit confirming that you've lost your policy, at our executive office. Your policy's net cash surrender value will normally be paid within seven days of the time we receive your request. Your policy's net cash surrender value will be calculated as follows:

o your policy account value, including any amount held in the Loan Collateral Account, minus

o     any surrender charge, minus

o     any outstanding policy debt, plus

o any policy premium assessments that you have paid beyond the next monthly date

      EXAMPLE

      Surrender in policy year 5
      --------------------------------------------------------------------------
      Male insured, Age 35
      --------------------------------------------------------------------------

      Preferred Premium Class, Nonsmoker

      --------------------------------------------------------------------------
      Face Amount, $250,000
      --------------------------------------------------------------------------
      Annual Policy Premium, $2,225
      --------------------------------------------------------------------------
      Assuming, 6% hypothetical gross return: (4.56% net return)
      (See Appendix A)
      --------------------------------------------------------------------------

      Policy Account Value                                        $8,410
      -----------------------------------              -------------------------
      Deferred Administrative Charge                             (800.00)
      -----------------------------------              -------------------------
      Deferred Sales Charge                                      (467.25)
      -----------------------------------              -------------------------
      Policy Debt                                                      0
      -----------------------------------              -------------------------
      Pre-paid Policy Premium Assessments                              0
      -----------------------------------              -------------------------
      Net Cash Surrender Value                                    $7,143

The deferred administrative charge and deferred sales charge are surrender charges, which gradually decline to zero by the end of the 12th policy year. See Deductions and charges. All insurance coverage will end on the valuation date we calculate your policy's net cash surrender value. For a discussion of the tax consequences of surrendering your policy, see Tax considerations.


-------------
54 PROSPECTUS                                                   SPECIAL FEATURES
-------------

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the valuation date on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our executive office or by calling 1-800-935-4128. Written requests that are received after 4:00 p.m. New York time will be effective on the next valuation date. Before you can request transfers over the telephone, you must first send us a written authorization form.

Your policy account value may not be invested in more than seven of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We also reserve the right to limit you to one transfer every 30 days. We do not currently charge for additional transfers. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

We will accept transfer instructions by telephone between 9:00 a.m. and 3:30 p.m. New York time on each day that we are open for business. We will ask callers to provide identification and a personal security code for the policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, you bear the risk of any losses caused by unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

Transfers
--------------------------------------------------------------------------------
You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the valuation date we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 55
                                                                   -------------

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

Dollar cost averaging
--------------------------------------------------------------------------------
Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are low, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in, and it must remain in effect for at least 12 months. Amounts will be transferred automatically on each monthly date from The Guardian Cash Fund into the variable investment option or options you have chosen.

Before the program can begin, you must submit an authorization form. Your policy account value in The Guardian Cash Fund also must equal your monthly transfer amount multiplied by the number of months you have chosen (for example, $100 per month x 12 months = $1,200). We will tell you if you have not met this requirement, and will not begin the program until you have. You can extend the dollar cost averaging program beyond the initial number of months chosen by adding to your policy account value in The Guardian Cash Fund.


-------------
56 PROSPECTUS                                                   SPECIAL FEATURES
-------------

We will stop your dollar cost averaging program when:

o the period of time listed on your dollar cost averaging authorization form ends

o your policy account value in The Guardian Cash Fund is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you do have in the variable investment option investing in The Guardian Cash Fund among the variable investment options you have chosen, leaving a balance of zero in The Guardian Cash Fund

o you tell us in writing to end the program, and we receive this notice at least three valuation dates before the next scheduled transfer

o     your policy lapses or you surrender it.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three valuation dates before your policy's next monthly date.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is calculated as of the date of the insured's death. It is determined according to the death benefit option that is in force when the insured dies. See Death benefit options. Death proceeds are payable when we receive proof that the insured has died while the policy was in effect. They will include:

o     the death proceeds based on the death benefit option you have chosen, plus

o any policy premium assessments paid for coverage beyond the monthly date after the insured's death, plus

o the proceeds of any coverage you have added to your policy through riders, plus

o interest earned on the proceeds, as outlined in your policy, from the date of death to the date the proceeds are paid or applied under a payment option, minus

o     any outstanding policy debt.

If your policy premium is overdue and the insured dies during the grace period, we will calculate the death benefit as though the premium had been paid when due and then deduct the amount that covered the period up to the policy month of the insured's death.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 57
                                                                   -------------

If the person insured is attained age 100 or older at death, the death proceeds will be the policy account value minus any policy debt as of the date of death.

The death proceeds paid to the beneficiaries may also be adjusted if:

o     the age or sex listed on the policy application is incorrect

o the insured commits suicide within two years of either the policy's issue date, or the date a change in the death benefit from Option 1 to Option 2 (but only for any increase in the death benefit over your policy's face amount that was a result of the change) takes effect

o     there are limits imposed by riders to the policy.

The amount of all other transactions will be calculated at the end of the valuation period during which we receive the necessary instructions, information or documentation at our executive office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

o the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted

o the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

o when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest in accordance with state law requirements. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option.


-------------
58 PROSPECTUS                                                   SPECIAL FEATURES
-------------

Policy value options
--------------------------------------------------------------------------------
Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. If you choose to continue coverage under a policy value option, you have three choices, as described in the accompanying text.

POLICY VALUE OPTIONS

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. Your other options in this situation are to:

o request payment of your net cash surrender value, in which case your insurance coverage will end, or

o     reinstate your policy, by following the required conditions (see
      Reinstatement).

If you choose to continue coverage under a policy value option, you have three choices, as described below. Each option has certain restrictions and offers a different level of coverage. Contact your agent or us for details.

Policy Value Option A - (non-participating fixed benefit extended term insurance) is the automatic option if you do not request payment of your net cash surrender value, reinstate your policy, or choose another option. It provides coverage for a limited term. It is not available if your policy was issued in premium class 3 or higher, or if we have imposed temporary rating charges. No further premiums will be due, no unscheduled payments or partial withdrawals will be permitted and no further monthly deductions will be taken when Option A is in force.

Policy Value Option B - (non-participating fixed reduced paid up insurance) will be used if you do not qualify for Option A, or if Option B would provide the same or greater insurance coverage than Option A. It provides lifetime coverage. No further premiums will be due and no unscheduled payments are permitted under Policy Value Option B. We will deduct the monthly cost of insurance charge and any partial withdrawal charges from the fixed-rate option when Option B is in force.

Policy Value Option C - (non-participating variable reduced paid-up insurance) continues coverage for the lifetime of the insured. Because this option allows you to invest in both the variable and fixed-rate investment options, your death benefit may reflect the performance of the variable investment options. The initial death benefit is the coverage that you could have bought for the policy's cash surrender value on the default date, for the attained age, sex and premium class of the insured.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 59
                                                                   -------------

To qualify for this option, the insured under your policy must have been in a standard or better premium class for at least one year from the date your policy was issued, and your cash surrender value must be at least $10,000 on the default date. If you apply for Option C and do not qualify, you will be provided coverage under Policy Value Option B.

Under Option C, you may continue to make transfers among the variable investment options and the fixed-rate option, as with your original Park Avenue Life policy. Unlike your original policy, this option does not have a guaranteed minimum death benefit. If your variable investment options perform poorly, or if you take partial withdrawals or loans from Option C, the death benefit may be reduced or eliminated. If the cash value of your policy declines to zero, there will be no death benefit and this option will lapse.

You do not make premium payments and you cannot make unscheduled payments under Option C. We will deduct the monthly cost of insurance charge, and any partial withdrawal or transfer charges, from the value of your Option C policy. If your policy had outstanding loans or interest when it lapsed, you may ask us to deduct these from the value of the investments held in your policy before we transfer your investments to the fixed rate option. If you choose not to repay any outstanding loans or interest when this option takes effect, or if you take out new loans, these will be governed by your Park Avenue Life policy's rules regarding policy loans.

Surrendering a policy value option
--------------------------------------------------------------------------------
You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option's cash value minus any outstanding policy debt.

Surrendering a policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option's cash value minus any outstanding policy debt. The cash values for the different policy value options are calculated as follows:

o for Option A the cash value is the then present value of insurance currently provided

o for Option B the cash value is the total value of the fixed-rate option and the Loan Collateral Account

o for Option C the cash value is the total value of the fixed-rate and variable investment options, and the Loan Collateral Account


-------------
60 PROSPECTUS                                                   SPECIAL FEATURES
-------------

Exchanging a policy
--------------------------------------------------------------------------------
During the first 24 policy months, you may exchange your Park Avenue Life policy for a fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

FIXED-BENEFIT INSURANCE DURING THE FIRST 24 MONTHS

During the first 24 policy months, you may exchange your Park Avenue Life policy for a fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements. Under the new policy, your policy value will be held in the issuer's general account. Your face amount will be the same as under your Park Avenue Life policy on the date you make the exchange. The insured's age when the Park Avenue Life policy took effect will also be carried over. Before you can make any exchange, however, you must repay any outstanding policy debt on your Park Avenue Life policy.

Depending on the amount being applied to the new policy, there may be a cost or a credit to be paid. The amount being applied to the new policy is calculated as the greater of:

o the cumulative premiums for your new policy with interest at 6% minus the cumulative policy premiums for your Park Avenue Life policy with interest at 6%, or

o the guaranteed cash value of the new policy, minus the cash surrender value of your Park Avenue Life policy on the exchange date.

If the greater of these two amounts is less than zero, the issuer of the new policy will pay you an exchange credit. If it is greater than zero, you will have to pay the issuer of your new policy the exchange cost.

The new policy will be issued and effective either on the date we receive your written exchange request at our executive office along with your policy, or on the date that any exchange cost owing is received by the issuer of your new policy, whichever is later.

If you have waiver of premium or accidental death benefit riders attached to your Park Avenue Life policy, these can also be transferred to your new policy. Other rider benefits are available only with the consent of the issuer of your new policy.

You should consult with legal and tax advisers before exchanging your policy.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 61
                                                                   -------------

Payment options
--------------------------------------------------------------------------------
You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options listed below. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries may choose the payment options, up to one year after the insured's death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

The proceeds of your policy must be paid to a 'natural person'. Payments will not be made to his or her estate if they die before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under one of the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option.

Under Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%. We will calculate any additional interest that is to be paid annually, and add it to our monthly interest payment.

Under Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year. We will make annual payments of any additional interest that we owe you.

Under Option 3, we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year. We will make annual payments of any additional interest that we owe you.


-------------
62 PROSPECTUS                                                   SPECIAL FEATURES
-------------

Under Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4,5, and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6, as well as the amount we pay if the payee cancels a payment option.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 63
                                                                   -------------

--------------------------------------------------------------------------------
      TAX CONSIDERATIONS
--------------------------------------------------------------------------------

THIS DISCUSSION of tax considerations for your Park Avenue Life policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. You should consult a lawyer or tax adviser regarding your individual situation.

--------------------------------------------------------------------------------

Tax status
--------------------------------------------------------------------------------
To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe it is reasonable to conclude that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Park Avenue Life policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account's assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.


-------------
64 PROSPECTUS                                                  TAX CONSIDERATION
-------------

Treatment of policy proceeds
--------------------------------------------------------------------------------
We believe that the death benefits under your policy should be excludable from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy should be excludable from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is not subject to federal income tax, but may be subject to federal estate taxes or generation skipping taxes.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. You should consult with a competent tax adviser to determine whether a policy transaction will cause your policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

o money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your "basis" in the policy - the total amount that you have paid in premiums. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your basis is reduced by any amount withdrawn that is not taxed

o if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your basis in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible

o policy loans are generally not taxable because they must be paid back to your policy. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small. You should consult a tax adviser regarding these consequences.


                                                                   -------------
TAX CONSIDERATION                                                  PROSPECTUS 65
                                                                   -------------

If your policy is considered a modified endowment contract:

o all distributions including partial withdrawals, surrenders, assignments and policy loans will be taxed as ordinary income

o all modified endowment contracts issued by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

o a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 591 1/42 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life of the taxpayer, or the life of the taxpayer and a beneficiary.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same person is being insured. Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. Your policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to ensure that they continue to qualify as life insurance under the Internal Revenue Code, and policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue Life Policy, please consult a legal or tax adviser.


-------------
66 PROSPECTUS                                                  TAX CONSIDERATION
-------------

Transfer taxes
--------------------------------------------------------------------------------
If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

ESTATE AND GENERATION SKIPPING
TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

OTHER TAX CONSEQUENCES

Park Avenue Life policies can be used in various ways, including:

o     as non-qualified deferred compensation or salary continuance plans

o     in split-dollar insurance plans

o as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. We recommend that anyone considering buying a Park Avenue Life policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

In addition, new rules have recently been passed by Congress relating to life insurance owned by businesses. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.


                                                                   -------------
TAX CONSIDERATION                                                  PROSPECTUS 67
                                                                   -------------

Possible tax law changes
--------------------------------------------------------------------------------
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

GIAC'S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account. The operations of the Separate Account are reported on our federal income tax return, which is then consolidated with that of our parent company, Guardian Life.

We currently charge a 1% federal tax charge on all basic scheduled premiums and any unscheduled payments you make. This covers our increased corporate income tax burden under Section 848 of the internal revenue code, which requires all life insurance companies to amortize certain expenses over a 10 year period. See Deductions from policy premiums and unscheduled payments.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.


-------------
68 PROSPECTUS                                                  TAX CONSIDERATION
-------------

--------------------------------------------------------------------------------
RIGHTS AND RESPONSIBILITIES
--------------------------------------------------------------------------------

Assigning policy rights
--------------------------------------------------------------------------------
You may assign the rights under your Park Avenue Life policy to another person or business, subject to certain restrictions discussed in the accompanying text.

ASSIGNING THE RIGHTS TO YOUR POLICY

You may assign the rights under your Park Avenue Life policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, the entity or person to whom you are assigning your rights, and your policy's beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the assignment of your policy's rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

o     change the policyowner or beneficiary

o     change a payment option, and

o direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds' shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue Life policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund's directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders' meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option's shares on that date.

                                                                   -------------
RIGHTS AND RESPONSIBILITIES                                        PROSPECTUS 69
                                                                   -------------

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund's investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners' voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund's investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.

Incontestability
--------------------------------------------------------------------------------
Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due.

LIMITS TO GIAC'S RIGHT TO CHALLENGE
A POLICY

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due. If you change your policy's death benefit from Option 1 to Option 2, we have two years to challenge any increase in the death benefit that results from this change.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider premium payment, using the correct age or sex. Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue Life policy with the same benefits for men and women.


-------------
70 PROSPECTUS                                        RIGHTS AND RESPONSIBILITIES
-------------

Suicide exclusion

If the insured commits suicide within two years of the policy's issue date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of i) the net cash surrender value as of the date of death, or ii):

o     the policy premiums paid, plus

o     any unscheduled payments made, minus

o     any policy debt, minus

o     any partial withdrawals and any related charges.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of Park Avenue Life policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

o operating the Separate Account in any form permitted by law o taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

o     de-registering the Separate Account under the 1940 Act

o transferring the assets from one division of the Separate Account into other divisions, or to one or more Separate Accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account

o substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

o adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

o changing the way we make deductions or collect charges, consistent with the limits outlined in the policy


                                                                   -------------
RIGHTS AND RESPONSIBILITIES                                        PROSPECTUS 71
                                                                   -------------

o changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy

o making any changes necessary to the policy so that it conforms with any action we are permitted to take.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our executive office or the agent from whom you bought the policy. You must do this within the later of:

o     10 days of receiving your policy, or

o     45 days of signing Part 1 of your completed policy application

o 10 days after the postmarked date on any Notice of Withdrawal Right that we mail you.

Longer 'free look' periods may apply in some states. Policies issued in these states will include the applicable 'free look' period. If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums and unscheduled payments you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.


-------------
72 PROSPECTUS                                        RIGHTS AND RESPONSIBILITIES
-------------

--------------------------------------------------------------------------------
      OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS

We have an agreement with Guardian Investor Services Corporation (GISC) for GISC to act as the principal underwriter of Park Avenue Life policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GISC is a broker-dealer registered under the Securities and Exchange Act of 1934, and a member of the National Association of Securities Dealers. Under this agreement GISC was paid or accrued a total of $1,851,468 in 1996, and $1,979,926 in 1997, and $1,946,477 in 1998. GISC is a New York corporation.

Agents and commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GISC, or of broker-dealer firms which have entered into agreements with GIAC and GISC to sell Park Avenue Life policies. Our agents receive sales commissions paid out of our resources, including amounts we collect as premium sales charges and deferred sales charges. Our agents receive a maximum sales commission of:

o     50% of the policy premium paid for the first policy year, then

o     5% of the policy premiums paid for policy years two through ten, and

o     2% of the policy premiums paid for policy years thereafter

In addition, GIAC pays a commission of:

o     3.5% of each unscheduled payment in the first ten policy years, and

o     2% of any unscheduled payments thereafter

We may also compensate our agents in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue Life policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.


                                                                   -------------
OTHER INFORMATION                                                  PROSPECTUS 73
                                                                   -------------

Other agreements

We have entered into several other agreements, including:

o an agreement with Value Line, Inc. under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners

o an agreement with MFS and American Century under which we are compensated for certain administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management.

Communications we'll send you

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

o     the amount of your current death benefit

o the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the investment options

o your policy account value, cash surrender value, net cash surrender value, and benchmark value

o the amount you have paid in policy premiums and unscheduled payments, and the charges that we have deducted, since the last anniversary of your policy

o a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

o     the total of any outstanding policy debt that you owe us, and

o     the interest rate for investments held in the fixed-rate option.

Twice a year we will also send you reports containing the financial statements of the mutual funds and the Separate Account through which you invest in these funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your policy premiums and any unscheduled payments, transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS

Where state insurance laws allow us to, we may sell Park Avenue Life policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements. We may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved.


-------------
74 PROSPECTUS                                                  OTHER INFORMATION
-------------

In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy's charges or deductions certain criteria must be met. These may include:

o     the size of the group

o     the expected number of participants

o     the expected amount of premium payments.

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue Life policy estimates different risks for men and women in establishing a policy's premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue Life policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.

ADVERTISING PRACTICES

In our advertisements and sales materials for Park Avenue Life policies we may include:

o articles or reports on variable life insurance in general, or Park Avenue Life specifically, and any other information published in business or general information publications.

o relevant indices or rankings of investment securities or similar groups of funds

o comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

o comparisons with other investments, including those guaranteed by various governments.


                                                                   -------------
OTHER INFORMATION                                                  PROSPECTUS 75
                                                                   -------------

We may use the past performance of the variable investment divisions and funds to promote the policies. These data are not indicative of the future performance of the funds or the policies, or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GISC and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings that would threaten our financial position or that of the Separate Account.

LEGAL MATTERS

The legal validity of the Park Avenue Life policy, as described in this prospectus, has been confirmed by Richard T. Potter, Jr., Vice President and Counsel of GIAC.

REGISTRATION STATEMENT

We have omitted some information from this prospectus, which is contained in our registration with the Securities and Exchange Commission (SEC), relating to the Separate Account and the Park Avenue Life policy. You can obtain this information by contacting the SEC's main office in Washington, DC, and paying the required fee.

FINANCIAL AND ACTUARIAL EXPERTS

The following items are included in this prospectus:


o financial statements of the Separate Account for the years ended December 31, 1998


o statutory basis balance sheets of GIAC as of December 31, 1998 and December 31, 1997

o related statutory basis statements of operations, changes in common stock, surplus, and cash flow of GIAC for the three years ended December 31, 1998


-------------
76 PROSPECTUS                                                  OTHER INFORMATION
-------------

These items have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants of the separate account and GIAC, whose reports thereon appear herein, given on their authority as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


The GIAC statutory basis financial statements contained in this prospectus should only be used to determine our ability to meet our obligations under the Park Avenue Life policies, and not as an indication of the investment experience of the Separate Account.

The actuarial matters contained in this prospectus have been examined by Charles
G. Fisher, FSA, Vice President and Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

      YEAR 2000 COMPLIANCE

      Many computer systems are unable to distinguish between the years 1900 and 2000 when they are making date-related calculations, because of the way that date information is stored in these machines. Like businesses around the world that rely on computerized systems for their day-to-day functioning, we may be adversely affected if our computer systems, or the computer systems of companies that we do business with, cannot address this problem by January 1, 2000. We are working to address this issue, and expect that our computer systems will be able to correctly interpret the year 2000 when that date arrives, but we cannot guarantee that our preparations will be successful.

      In conjunction with our parent company, Guardian Life, we are directing significant portions of our internal information technology efforts and contracting, as needed, with outside consultants to help update our systems to accommodate the year 2000. We have also initiated discussions with other critical parties whose systems impact our own to determine the progress they are making toward addressing year 2000 issues.

      Everyone involved is making substantial efforts to address their systems and the systems with which they interface, but it is not possible to provide assurance that operational problems will not occur. We believe that, with the modification of existing computer systems, updates by vendors and conversion to new software and hardware, we are well positioned to mitigate the year 2000 issue and that policyowners will not experience negative effects with respect to their policies as a result of the year 2000 issue. However, the year 2000 issue, by its very nature contains inherent uncertainties, including the uncertainty of year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of year 2000 failures will have a material adverse effect on our results of operations, liquidity or financial position.

      We are also incorporating potential issues surrounding year 2000 into our contingency planning process, in the event that, despite our substantial efforts and those of other critical parties, there may still remain unresolved year 2000 problems.


                                                                   -------------
OTHER INFORMATION                                                  PROSPECTUS 77
                                                                   -------------

                                            GIAC'S MANAGEMENT

                                            The directors and officers of GIAC
                                            are named in the following table
                                            together with information about
                                            their principal occupations and
                                            affiliations during the past five
                                            years. The business address of each
                                            director and officer is 7 Hanover
                                            Square, New York, New York 10004.
                                            The "Guardian Fund Complex" referred
                                            to in the biographical information
                                            is comprised of (1) The Guardian
                                            Stock Fund (2) The Guardian Bond
                                            Fund (3) The Guardian Cash Fund (4)
                                            The Park Avenue Portfolio (a series
                                            trust that issues its shares in ten
                                            series) and (5) GIAC Funds, Inc. (a
                                            series fund that issues its shares
                                            in three series).

Name                     Title                Business History
--------------------------------------------------------------------------------
Joseph A. Caruso         Vice President     Vice President and Corporate
                         and Secretary      Secretary, The Guardian Life
                                            Insurance and Secretary Company of
                                            America 3/96 - present; Second Vice
                                            President and Corporate Secretary
                                            1/95 - 2/96; Corporate Secretary
                                            10/92 - 12/94; Vice President and
                                            Secretary, Guardian Investor
                                            Services Corporation, Secretary,
                                            Guardian Asset Management
                                            Corporation, Guardian Baillie
                                            Gifford Limited and various mutual
                                            funds within the Guardian Fund
                                            Complex.
--------------------------------------------------------------------------------
Philip H. Dutter         Director           Management Consultant
                                            (self-employed). Director of The
                                            Guardian Life Insurance Company of
                                            America 3/88 - present. Director of
                                            Guardian Investor Services
                                            Corporation.
--------------------------------------------------------------------------------
Earl C. Harry            Treasurer          Treasurer, The Guardian Life
                                            Insurance Company of America 11/96 -
                                            present. Assistant Treasurer prior
                                            thereto. Treasurer of Guardian
                                            Investor Services Corporation and
                                            Guardian Asset Management
                                            Corporation.
--------------------------------------------------------------------------------
Arthur V. Ferrara        Director           Retired. Former Chairman of the
                                            Board and Chief Executive Officer,
                                            The Guardian Life Insurance Company
                                            of America 1/93 - 12/95; Director
                                            1/81 - present. Director (Trustee)
                                            of Guardian Investor Services
                                            Corporation, Guardian Asset
                                            Management Corporation, Gabelli
                                            Capital Asset Fund and various
                                            mutual funds within the Guardian
                                            Fund Complex.
--------------------------------------------------------------------------------
Charles G. Fisher        Vice President     Second Vice President and Actuary,
                         and Actuary        The Guardian Life Insurance Company
                                            of America.
--------------------------------------------------------------------------------
Leo R. Futia             Director           Retired. Former Chairman of the
                                            Board and Chief Executive Officer,
                                            The Guardian Life Insurance Company
                                            of America; Director 5/70 - present.
                                            Director (Trustee) of Guardian
                                            Investor Services Corporation and
                                            various mutual funds within the
                                            Guardian Fund Complex. Director
                                            (Trustee) of various mutual funds
                                            sponsored by Value Line, Inc..
--------------------------------------------------------------------------------
Peter L. Hutchings       Director           Executive Vice President and Chief
                                            Financial Officer, The Guardian Life
                                            Insurance Company of America 5/87 -
                                            present. Director of Guardian
                                            Investor Services Corporation and
                                            Guardian Asset Management
                                            Corporation.
--------------------------------------------------------------------------------
Ryan W. Johnson          Vice President,    Vice President, Equity Marketing and
                         Equity Sales       Sales, 3/98 - present; Second Vice
                                            President, Equity Sales, The
                                            Guardian Life Insurance Company of
                                            America 3/95 - 3/98: Regional Sales
                                            Director for Equity Products,
                                            Western Division, prior thereto;
                                            Senior Vice President of Guardian
                                            Investor Services Corporation.
--------------------------------------------------------------------------------


-------------
78 PROSPECTUS                                                  OTHER INFORMATION
-------------

No officer or director of GIAC receives any compensation from the Separate Account. No separately allocable compensation has been paid by GIAC, or any of its affiliates, to any person listed above for services rendered to the Separate Account.

Name                     Title                Business History
--------------------------------------------------------------------------------
Frank J. Jones           Executive,         Executive Vice President and Chief
                         Chief Investment   Investment Officer, The Guardian
                         Officer, and       Life Insurance Company of America,
                         Director           Director, Guardian Investor Services
                                            Corporation, Guardian Baillie
                                            Gifford Limited, Director and
                                            President Guardian Asset Management
                                            Corporation. Executive Vice
                                            President, GIAC Funds, Inc.. Officer
                                            of various mutual funds within the
                                            Guardian Fund Complex.
--------------------------------------------------------------------------------
Edward K. Kane           Executive          Executive Vice President, The
                         Vice President     Guardian Life Insurance Company of
                         and Director       America 1/97 -present; Senior Vice
                                            President and General Counsel prior
                                            thereto; 11/88 - present. Director,
                                            Guardian Asset Management
                                            Corporation.
--------------------------------------------------------------------------------
Frank L. Pepe            Vice President     Vice President and Controller,
                         and Controller     Equity Products, The Guardian Life
                                            Insurance Company of America 1/96 -
                                            present; Second Vice President and
                                            Controller, Equity Products prior
                                            thereto. Vice President and
                                            Controller of Guardian Investor
                                            Services Corporation. Vice President
                                            and Treasurer, GIAC Funds, Inc..
                                            Officer of various mutual funds
                                            within the Guardian Fund Complex.
--------------------------------------------------------------------------------
Richard T. Potter, Jr.   Vice President     Vice President and Equity Counsel,
                         and Counsel        The Guardian Life Insurance Company
                                            of America 1/96 - present; Second
                                            Vice President and Equity Counsel
                                            prior thereto. Vice President and
                                            Counsel of Guardian Investor
                                            Services Corporation. Counsel of
                                            Guardian Asset Management
                                            Corporation and various mutual funds
                                            within the Guardian Fund Complex.
--------------------------------------------------------------------------------
Joseph D. Sargent        President,         President, Chief Executive Officer
                         Chief Executive    and Director The Guardian Life
                         Officer and        Insurance Company of America 1/96 -
                         Director           present; President prior thereto;
                                            Director 1/93 - present. Chairman of
                                            the Board of Guardian Investor
                                            Services Corporation and Guardian
                                            Asset Management Corporation and
                                            various mutual funds within the
                                            Guardian Fund Complex. Director of
                                            Guardian Baillie Gifford Limited.
--------------------------------------------------------------------------------
John M. Smith            Executive          Executive Vice President, The
                         Vice President     Guardian Life Insurance Company of
                         and Director       America 1/95 - present; Senior Vice
                                            President, Equity Products prior
                                            thereto. President and Director,
                                            Guardian Investor Services
                                            Corporation. President, GIAC Funds,
                                            Inc.. Director, Guardian Baillie
                                            Gifford Limited. Director, Guardian
                                            Asset Management Corporation.
--------------------------------------------------------------------------------
William C. Warren        Director           Retired. Dean Emeritus, Columbia Law
                                            School. Former Chairman of the
                                            Board, Sandoz, Inc.; Director of The
                                            Guardian Life Insurance Company of
                                            America since 1/57 and Director of
                                            Guardian Investor Services
                                            Corporation.
--------------------------------------------------------------------------------


                                                                   -------------
OTHER INFORMATION                                                  PROSPECTUS 79
                                                                   -------------

--------------------------------------------------------------------------------
      SPECIAL TERMS USED IN THIS PROSPECTUS
--------------------------------------------------------------------------------

Age

The insured's age on his or her birthday closest to the date the policy takes effect.

Attained age

The insured's current age plus the number of policy years completed since the policy date.

Basic scheduled premium

A regularly scheduled payment that you must make in order to keep your policy in force. It is set out in your policy and does not include charges for any additional coverage provided by riders that you may add to your policy, or rating charges if the insured does not meet our insurance requirements for standard insurance when we issue your policy.

Benchmark value

Benchmark value is a hypothetical measure we use to assess the adequacy of the funding level in your policy account over time. It is based on assumptions about the basic scheduled premium and insurance charges you would pay, as well as the net rate of return your account would be expected to earn. Benchmark values for each policy anniversary date are set out in the policy.

During the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value and 2) the amount that would cause your policy account value to at least equal the benchmark value at the end of the guaranteed premium period, assuming that:

o the policyowner paid basic scheduled premiums, when due, throughout the guaranteed premium period

o     the policy had a face amount of $250,000 and premiums were paid annually

o     we charged the current cost of insurance charges, and

o the policy account value earned an annual gross return of 6.59% throughout the guaranteed premium period

After the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value plus the product of 0.955 and the difference between the maximum basic scheduled premium and the basic scheduled premium payable during the guaranteed premium period for the current face amount, and 2) the amount that


-------------
80 PROSPECTUS                                                      SPECIAL TERMS
-------------
would cause your policy account value to at least equal your policy's face amount on the policy anniversary nearest the insured's 100th birthday, assuming that:

o the policyowner paid basic scheduled premiums for the current face amount until the policy anniversary nearest the insured's 100th birthday

o     the policy had a face amount of $100,000 and premiums were paid monthly

o the policyowner paid the all basic scheduled premiums, made no unscheduled payments and took no loans or withdrawals

o we charged the current cost of insurance charges and the maximum rate of any other charges and deductions, and

o the policy account value earned an annual net return of 4% throughout the life of the policy

To calculate the benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that the date is between these anniversaries.

Face amount or Guaranteed insurance amount

The minimum amount that you will receive on the death of the insured, until the policy anniversary closest to the insured's 100th birthday, as long as:

o you pay all policy premiums when they are due, except those skipped under the Premium Skip Option

o     you don't make any partial withdrawals, and

o     you don't have any policy debt outstanding.

The Guaranteed Insurance amount is set out in your policy. The minimum for a policy is currently $100,000.

Guaranteed premium period

The period during which your basic scheduled premiums will remain the same. This period begins on the policy date and ends on the later of the policy anniversary closest to the insured's 70th birthday or the 10th policy anniversary.


                                                                   -------------
SPECIAL TERMS                                                      PROSPECTUS 81
                                                                   -------------

Internal revenue code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue date

The date your policy is issued at GIAC's Executive Office.

Monthly date

The same date in each month as the policy date, or the last day of a month if that is earlier.

Net amount at risk

The difference between the policy account value and the amount that you would be paid under the policy's death benefit.

Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly dates.

Policy debt

All unpaid policy loans, plus the accumulated and unpaid interest on those loans.

Policy review date

The monthly date before your policy anniversary.

Tabular account value

The value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy's benchmark values. The tabular account value is equal to the policy account value that would result assuming that:

o     the policy had a face amount of $100,000

o     premiums were paid monthly

o the policyowner paid the basic scheduled premium during the guaranteed premium period and the maximum basic scheduled premium thereafter

o     we charged the guaranteed charges beginning on the policy date, and

o the policy account value earned an annual net return of 4% throughout the life of the policy


-------------
82 PROSPECTUS                                                  OTHER INFORMATION
-------------

To calculate your tabular account value on a given day, we will take the tabular account values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your date is between these anniversaries.

Valuation date

Any date on which the New York Stock Exchange is open for trading and GIAC is open for business. Valuations for any date other than a valuation date will be made on the next valuation date.

Valuation period

The period between two successive valuation dates, beginning after 4 p.m. New York time on one valuation date, and ending at 4 p.m. New York time on the next valuation date.


                                                                   -------------
PARK AVENUE LIFE                                                   PROSPECTUS 83
                                                                   -------------

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998


                                                                                                                       Gabelli
                                                                  Guardian         Guardian          Guardian          Capital
                                                                     Stock             Bond              Cash            Asset
                                                              ------------     ------------      ------------     ------------
FIFO cost .................................................   $ 57,565,506     $    831,952      $  2,272,141     $    279,450
                                                              ------------     ------------      ------------     ------------

Assets:
   Shares owned in underlying fund -- Note 1 ..............      1,231,611           67,109           227,214           17,648
   Net asset value per share (NAV) ........................          49.08            12.23             10.00            16.20
                                                              ------------     ------------      ------------     ------------
     Total Assets (Shares x NAV) ..........................   $ 60,447,462     $    820,743      $  2,272,141     $    285,900

Liabilities:
   Due to The Guardian Insurance &
   Annuity Company, Inc. ..................................        234,016            3,830            10,299              603
                                                              ------------     ------------      ------------     ------------
     Net Assets -- Note 4 .................................   $ 60,213,446     $    816,913      $  2,261,842     $    285,297
                                                              ------------     ------------      ------------     ------------

   Number of units outstanding ............................  2,928,907.588       65,705.991       196,016.561       26,231.514
   Unit value .............................................          20.56            12.43             11.54            10.88
                                                              ============     ============      ============     ============

                                                                                        Baille
                                                                     Baillie           Gifford          Guardian
                                                                     Gifford          Emerging         Small Cap       Value Line
                                                               International           Markets             Stock        Centurion
                                                                ------------      ------------      ------------     ------------
FIFO cost .................................................     $  4,040,396      $     17,835      $  1,869,607     $  5,205,797
                                                                ------------      ------------      ------------     ------------

Assets:
   Shares owned in underlying fund -- Note 1 ..............          205,671             2,550           141,146          196,809
   Net asset value per share (NAV) ........................            20.92              7.39             12.74            30.44
                                                                ------------      ------------      ------------     ------------
     Total Assets (Shares x NAV) ..........................     $  4,302,634      $     18,842      $  1,798,204     $  5,990,875

Liabilities:
   Due to The Guardian Insurance &
   Annuity Company, Inc. ..................................           17,561                32             5,868           25,888
                                                                ------------      ------------      ------------     ------------
     Net Assets -- Note 4 .................................     $  4,285,073      $     18,810      $  1,792,336     $  5,964,987
                                                                ------------      ------------      ------------     ------------

   Number of units outstanding ............................      264,492.257         2,458.048       186,793.642      334,794.051
   Unit value .............................................            16.20              7.65              9.60            17.82
                                                                ============      ============      ============     ============

                                                                    Value Line
                                                                     Strategic                                MFS
                                                                         Asset       MFS Growth          Emerging
                                                                    Management      with Income            Growth
                                                                  ------------     ------------      ------------
FIFO cost .................................................       $  4,477,952     $    718,458      $    158,888
                                                                  ------------     ------------      ------------

Assets:
   Shares owned in underlying fund -- Note 1 ..............            198,688           39,319             8,756
   Net asset value per share (NAV) ........................              25.22            20.11             21.47
                                                                  ------------     ------------      ------------
     Total Assets (Shares x NAV) ..........................       $  5,010,908     $    790,710      $    187,998

Liabilities:
   Due to The Guardian Insurance &
   Annuity Company, Inc. ..................................             20,380            2,277               448
                                                                  ------------     ------------      ------------
     Net Assets -- Note 4 .................................       $  4,990,528     $    788,433      $    187,550
                                                                  ------------     ------------      ------------

   Number of units outstanding ............................        286,811.760       60,809.556        15,187.367
   Unit value .............................................              17.40            12.97             12.35
                                                                  ============     ============      ============

STATEMENT OF OPERATIONS

December 31, 1998


                                                                                                                       Gabelli
                                                                  Guardian         Guardian          Guardian          Capital
                                                                     Stock             Bond              Cash            Asset
                                                              ------------     ------------      ------------     ------------
Investment Income
Income:
   Reinvested dividends ...................................   $    463,608     $     37,432      $     91,700     $        448
   Expenses -- Note 3:
     Mortality and expense risk charges ...................        276,768            3,387            11,273              603
                                                              ------------     ------------      ------------     ------------
   Net investment income/(expense) ........................        186,840           34,045            80,427             (155)
                                                              ------------     ------------      ------------     ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ....        536,650            4,699                --           (5,571)
     Reinvested realized gain distributions ...............      5,820,263            9,949                --           13,612
                                                              ------------     ------------      ------------     ------------
   Net realized gain/(loss) on investments ................      6,356,913           14,648                --            8,041
   Net change in unrealized
     appreciation/(depreciation) of investments ...........      1,589,925           (9,988)               --            6,450
                                                              ------------     ------------      ------------     ------------
Net realized and unrealized gain/(loss)
   from investments .......................................      7,946,838            4,660                --           14,491
                                                              ------------     ------------      ------------     ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations ........................................   $  8,133,678     $     38,705      $     80,427     $     14,336
                                                              ============     ============      ============     ============

                                                                                       Baillie
                                                                     Baillie           Gifford          Guardian
                                                                     Gifford          Emerging         Small Cap       Value Line
                                                               International           Markets             Stock        Centurion
                                                                ------------      ------------      ------------     ------------
Investment Income
Income:
   Reinvested dividends ...................................     $     21,144      $         26      $      1,665     $     14,693
   Expenses -- Note 3:
     Mortality and expense risk charges ...................           20,529                32             5,725           30,210
                                                                ------------      ------------      ------------     ------------
   Net investment income/(expense) ........................              615                (6)           (4,060)         (15,517)
                                                                ------------      ------------      ------------     ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ....           88,794               581           (14,581)          44,526
     Reinvested realized gain distributions ...............          206,536                --             7,863          285,700
                                                                ------------      ------------      ------------     ------------
   Net realized gain/(loss) on investments ................          295,330               581            (6,718)         330,226
   Net change in unrealized
     appreciation/(depreciation) of investments ...........          267,513             1,007           (69,553)         818,004
                                                                ------------      ------------      ------------     ------------
Net realized and unrealized gain/(loss)
   from investments .......................................          562,843             1,588           (76,271)       1,148,230
                                                                ------------      ------------      ------------     ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations ........................................     $    563,458      $      1,582      $    (80,331)    $  1,132,713
                                                                ============      ============      ============     ============

                                                                  Value Line
                                                                   Strategic                                MFS
                                                                       Asset       MFS Growth          Emerging
                                                                  Management      with Income            Growth
                                                                ------------     ------------      ------------
Investment Income
Income:
   Reinvested dividends ...................................     $    101,317     $         --      $         --
   Expenses -- Note 3:
     Mortality and expense risk charges ...................           24,079            2,240               448
                                                                ------------     ------------      ------------
   Net investment income/(expense) ........................           77,238           (2,240)             (448)
                                                                ------------     ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ....           34,594           18,898            (6,069)
     Reinvested realized gain distributions ...............          292,034               --               285
                                                                ------------     ------------      ------------
   Net realized gain/(loss) on investments ................          326,628           18,898            (5,784)
   Net change in unrealized
     appreciation/(depreciation) of investments ...........          516,114           72,163            29,110
                                                                ------------     ------------      ------------
Net realized and unrealized gain/(loss)
   from investments .......................................          842,742           91,061            23,326
                                                                ------------     ------------      ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations ........................................     $    919,980     $     88,821      $     22,878
                                                                ============     ============      ============

See notes to statutory basis financial statements.


------------------
84 & 85 PROSPECTUS                                          FINANCIAL STATEMENTS
------------------

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998


                                                                                                     AIM V.I.
                                                                       MFS               MFS          Capital           AIM V.I.
                                                              Total Return              Bond     Appreciation              Value
                                                              ------------      ------------     ------------       ------------
FIFO cost ..................................................  $     43,346      $     22,084     $    126,760       $    118,027
                                                              ------------      ------------     ------------       ------------

Assets:
   Shares owned in underlying fund -- Note 1 ...............         2,473             1,978            5,529              4,955
   Net asset value per share (NAV) .........................         18.12             11.38            25.20              26.25
                                                              ------------      ------------     ------------       ------------
     Total Assets (Shares x NAV) ...........................  $     44,817      $     22,506     $    139,341       $    130,076

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ...            49                44              297                265
                                                              ------------      ------------     ------------       ------------

   Net Assets -- Note 4 ....................................  $     44,768      $     22,462     $    139,044       $    129,811
                                                              ------------      ------------     ------------       ------------

   Number of units outstanding .............................     4,079.111         2,128.115       11,987.530         10,188.471
   Unit value ..............................................         10.97             10.55            11.60              12.74
                                                              ============      ============     ============       ============

                                                                                                        Fidelity
                                                                     American          American          VIP III          Fidelity
                                                                   Century VP        Century VP           Growth       VIP Equity-
                                                                        Value     International    Opportunities            Income
                                                                 ------------      ------------     ------------      ------------
FIFO cost ..................................................     $     77,661      $     52,851     $    292,473      $    107,635
                                                                 ------------      ------------     ------------      ------------

Assets:
   Shares owned in underlying fund -- Note 1 ...............           11,340             7,368           13,843             4,511
   Net asset value per share (NAV) .........................             6.73              7.62            22.88             25.42
                                                                 ------------      ------------     ------------      ------------
     Total Assets (Shares x NAV) ...........................     $     76,318      $     56,145     $    316,716      $    114,674

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ...              240                76              430               199
                                                                 ------------      ------------     ------------      ------------

   Net Assets -- Note 4 ....................................     $     76,078      $     56,069     $    316,286      $    114,475
                                                                 ------------      ------------     ------------      ------------

   Number of units outstanding .............................        7,978.661         5,341.349       26,379.607        10,599.483
   Unit value ..............................................             9.54             10.50            11.99             10.80
                                                                 ============      ============     ============      ============


                                                                    Fidelity          Fidelity
                                                                    VIP High            VIP II
                                                                      Income         Index 500
                                                                ------------      ------------
FIFO cost ..................................................    $    115,679      $    315,772
                                                                ------------      ------------

Assets:
   Shares owned in underlying fund -- Note 1 ...............           9,503             2,498
   Net asset value per share (NAV) .........................           11.53            141.25
                                                                ------------      ------------
     Total Assets (Shares x NAV) ...........................    $    109,574      $    352,791

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ...             305               628
                                                                ------------      ------------

   Net Assets -- Note 4 ....................................    $    109,269      $    352,163
                                                                ------------      ------------

   Number of units outstanding .............................      11,796.048        28,817.061
   Unit value ..............................................            9.26             12.22
                                                                ============      ============

STATEMENT OF OPERATIONS

December 31, 1998


                                                                                                     AIM V.I.
                                                                       MFS               MFS          Capital           AIM V.I.
                                                              Total Return              Bond     Appreciation              Value
                                                              ------------      ------------     ------------       ------------
Investment Income
   Income:
     Reinvested dividends ..................................  $         --      $         --     $        191       $        573
   Expenses -- Note 3:
     Mortality and expense risk charges ....................            49                44              297                265

                                                              ------------      ------------     ------------       ------------
   Net investment income/(expense) .........................           (49)              (44)            (106)               308
                                                              ------------      ------------     ------------       ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments .....           104                14             (506)               688
     Reinvested realized gain distributions ................            --                --            3,390              5,068
                                                              ------------      ------------     ------------       ------------
   Net realized gain/(loss) on investments .................           104                14            2,884              5,756
   Net change in unrealized appreciation/(depreciation)
     of investments ........................................         1,471               422           12,582             12,049
                                                              ------------      ------------     ------------       ------------
Net realized and unrealized gain/(loss) from investments ...         1,575               436           15,466             17,805
                                                              ------------      ------------     ------------       ------------
Net Increase/(Decrease) in Net Assets Resulting
     from Operations .......................................  $      1,526      $        392     $     15,360       $     18,113
                                                              ============      ============     ============       ============

                                                                                                     Fidelity
                                                                  American          American          VIP III          Fidelity
                                                                Century VP        Century VP           Growth       VIP Equity-
                                                                     Value     International    Opportunities            Income
                                                              ------------      ------------     ------------      ------------
Investment Income
   Income:
     Reinvested dividends ..................................  $         --      $         --     $         --      $         --
   Expenses -- Note 3:
     Mortality and expense risk charges ....................           240                76              430               199

                                                              ------------      ------------     ------------      ------------
   Net investment income/(expense) .........................          (240)              (76)            (430)             (199)
                                                              ------------      ------------     ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments .....          (299)              (79)             502              (214)
     Reinvested realized gain distributions ................            --                --               --                --
                                                              ------------      ------------     ------------      ------------
   Net realized gain/(loss) on investments .................          (299)              (79)             502              (214)
   Net change in unrealized appreciation/(depreciation)
     of investments ........................................        (1,343)            3,294           24,244             7,040
                                                              ------------      ------------     ------------      ------------
Net realized and unrealized gain/(loss) from investments ...        (1,642)            3,215           24,746             6,826
                                                              ------------      ------------     ------------      ------------
Net Increase/(Decrease) in Net Assets Resulting
     from Operations .......................................  $     (1,882)     $      3,139     $     24,316      $      6,627
                                                              ============      ============     ============      ============


                                                                   Fidelity          Fidelity
                                                                   VIP High            VIP II
                                                                     Income         Index 500
                                                               ------------      ------------
Investment Income
   Income:
     Reinvested dividends ..................................   $         --      $         --
   Expenses -- Note 3:
     Mortality and expense risk charges ....................            305               628

                                                               ------------      ------------
   Net investment income/(expense) .........................           (305)             (628)
                                                               ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments .....           (857)            1,314
     Reinvested realized gain distributions ................             --                --
                                                               ------------      ------------
   Net realized gain/(loss) on investments .................           (857)            1,314
   Net change in unrealized appreciation/(depreciation)
     of investments ........................................         (6,105)           37,019
                                                               ------------      ------------
Net realized and unrealized gain/(loss) from investments ...         (6,962)           38,333
                                                               ------------      ------------
Net Increase/(Decrease) in Net Assets Resulting
     from Operations .......................................   $     (7,267)     $     37,705
                                                               ============      ============

See notes to statutory basis financial statements.


------------------
86 & 87 PROSPECTUS                                          FINANCIAL STATEMENTS
------------------

The Guardian Separate Account K

STATEMENT OF OPERATIONS

December 31, 1997



                                                                                   Guardian          Guardian         Guardian
                                                                  Combined            Stock              Bond             Cash
                                                              ------------     ------------      ------------     ------------
Investment Income
Income:
   Reinvested dividends ....................................  $    379,555     $    233,164      $     15,037     $     55,100
   Expenses -- Note 3:
     Mortality and expense risk charges ....................       145,648          106,601             1,151            6,805
                                                              ------------     ------------      ------------     ------------
   Net investment income/(expense) .........................       233,907          126,563            13,886           48,295
                                                              ------------     ------------      ------------     ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale
       on investments ......................................       209,570          188,993             1,246               --
     Reinvested realized gain distributions ................     3,407,206        2,780,841                --               --
                                                              ------------     ------------      ------------     ------------
   Net realized gain/(loss) on investments .................     3,616,776        2,969,834             1,246               --
                                                              ------------     ------------      ------------     ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................     1,267,692        1,292,030            (1,221)              --
   Beginning of Year .......................................        72,274           43,886            (1,258)              --
                                                              ------------     ------------      ------------     ------------
Change in unrealized appreciation/(depreciation)............     1,195,418        1,248,144                37               --
                                                              ------------     ------------      ------------     ------------
Net realized and unrealized gain/(loss)
   from investments ........................................     4,812,194        4,217,978             1,283               --
                                                              ------------     ------------      ------------     ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................  $  5,046,101     $  4,344,541      $     15,169     $     48,295
                                                              ============     ============      ============     ============

                                                                                                      Baillie
                                                                  Gabelli           Baillie           Gifford         Guardian
                                                                  Capital           Gifford          Emerging        Small Cap
                                                                    Asset     International           Markets            Stock
                                                             ------------      ------------      ------------     ------------
Investment Income
Income:
   Reinvested dividends .................................... $         --      $     29,937      $         --     $        392
   Expenses -- Note 3:
     Mortality and expense risk charges ....................           --             7,635                --              143
                                                             ------------      ------------      ------------     ------------
   Net investment income/(expense) .........................           --            22,302                --              249
                                                             ------------      ------------      ------------     ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale
       on investments ......................................           --            16,896                --             (180)
     Reinvested realized gain distributions ................           --            80,240                --            2,505
                                                             ------------      ------------      ------------     ------------
   Net realized gain/(loss) on investments .................           --            97,136                --            2,325
                                                             ------------      ------------      ------------     ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................           --            (5,274)               --           (1,850)
   Beginning of Year .......................................           --            16,141                --               --
                                                             ------------      ------------      ------------     ------------
Change in unrealized appreciation/(depreciation ............           --           (21,415)               --           (1,850)
                                                             ------------      ------------      ------------     ------------
Net realized and unrealized gain/(loss)
   from investments ........................................           --            75,721                --              475
                                                             ------------      ------------      ------------     ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations ......................................... $         --      $     98,023      $         --     $        724
                                                             ============      ============      ============     ============

                                                                                  Value Line               MFS
                                                                                   Strategic            Growth
                                                                 Value Line            Asset       with Income
                                                                  Centurion       Management            Series
                                                               ------------     ------------      ------------
Investment Income
Income:
   Reinvested dividends ....................................   $      7,144     $     38,600      $        181
   Expenses -- Note 3:
     Mortality and expense risk charges ....................         13,468            9,808                37
                                                               ------------     ------------      ------------
   Net investment income/(expense) .........................         (6,324)          28,792               144
                                                               ------------     ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale
       on investments ......................................          1,747              820                48
     Reinvested realized gain distributions ................        365,912          176,860               848
                                                               ------------     ------------      ------------
   Net realized gain/(loss) on investments .................        367,659          177,860               896
                                                               ------------     ------------      ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................        (32,926)          16,844                89
   Beginning of Year .......................................          5,035            8,470                --
                                                               ------------     ------------      ------------
Change in unrealized appreciation/(depreciation ............        (37,961)           8,374                89
                                                               ------------     ------------      ------------
Net realized and unrealized gain/(loss)
   from investments ........................................        329,698          186,054               985
                                                               ------------     ------------      ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................   $    323,374     $    214,846      $      1,129
                                                               ============     ============      ============

STATEMENT OF OPERATIONS

December 31, 1996



                                                                                   Guardian          Guardian         Guardian
                                                                  Combined            Stock              Bond             Cash
                                                              ------------     ------------      ------------     ------------
Investment Income
Income:
   Reinvested dividends ....................................      $ 97,550       $   61,416         $   5,177        $  17,671
   Expenses -- Note 3:
     Mortality and expense risk charges ....................        24,205           16,602               292            2,220
                                                              ------------     ------------      ------------     ------------
   Net investment income/(expense) .........................        73,345           44,814             4,885           15,451
                                                              ------------     ------------      ------------     ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments .....        29,600           24,573              (468)              --
     Reinvested realized gain distributions ................       647,845          587,072                --               --
                                                              ------------     ------------      ------------     ------------
   Net realized gain/(loss) on investments .................       677,445          611,645              (468)              --
                                                              ------------     ------------      ------------     ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................        72,274           43,886            (1,258)              --
   Beginning of Year .......................................        (3,804)          (3,365)             (116)              --
                                                              ------------     ------------      ------------     ------------
Change in unrealized appreciation/(depreciation ............        76,078           47,251            (1,142)              --
                                                              ------------     ------------      ------------     ------------
Net realized and unrealized gain/(loss)
   from investments ........................................       753,523          658,896            (1,610)              --
                                                              ------------     ------------      ------------     ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................    $  826,868       $  703,710          $  3,275        $  15,451
                                                              ============     ============      ============     ============

                                                                                                      Baillie
                                                                  Gabelli           Baillie           Gifford         Guardian
                                                                  Capital           Gifford          Emerging        Small Cap
                                                                    Asset     International           Markets            Stock
                                                             ------------      ------------      ------------     ------------
Investment Income
Income:
   Reinvested dividends ....................................       $   --           $ 7,056           $    --            $  --
   Expenses -- Note 3:
     Mortality and expense risk charges ....................           --             1,392                --               --
                                                             ------------      ------------      ------------     ------------
   Net investment income/(expense) .........................           --             5,664                --               --
                                                             ------------      ------------      ------------     ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments .....           --             2,887                --               --
     Reinvested realized gain distributions ................           --             5,202                --               --
                                                             ------------      ------------      ------------     ------------
   Net realized gain/(loss) on investments .................           --             8,089                --               --
                                                             ------------      ------------      ------------     ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................           --            16,141                --               --
   Beginning of Year .......................................           --              (511)               --               --
                                                             ------------      ------------      ------------     ------------
Change in unrealized appreciation/(depreciation ............           --            16,652                --               --
                                                             ------------      ------------      ------------     ------------
Net realized and unrealized gain/(loss)
   from investments ........................................           --            24,741                --               --
                                                             ------------      ------------      ------------     ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................       $   --         $  30,405               $--            $  --
                                                             ============      ============      ============     ============

                                                                                   Value Line
                                                                                    Strategic
                                                                  Value Line            Asset        MFS Growth
                                                                   Centurion       Management       with Income
                                                                ------------     ------------      ------------
Investment Income
Income:
   Reinvested dividends ....................................       $   1,632          $ 4,598            $   --
   Expenses -- Note 3:
     Mortality and expense risk charges ....................           2,207            1,492                --
                                                                ------------     ------------      ------------
   Net investment income/(expense) .........................            (575)           3,106                --
                                                                ------------     ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments .....             785            1,823                --
     Reinvested realized gain distributions ................          42,026           13,545                --
                                                                ------------     ------------      ------------
   Net realized gain/(loss) on investments .................          42,811           15,368                --
                                                                ------------     ------------      ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................           5,035            8,470                --
   Beginning of Year .......................................             120               68                --
                                                                ------------     ------------      ------------
Change in unrealized appreciation/(depreciation ............           4,915            8,402                --
                                                                ------------     ------------      ------------
Net realized and unrealized gain/(loss)
   from investments ........................................          47,726           47,726                --
                                                                ------------     ------------      ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................      $   47,151       $   26,876            $   --
                                                                ============     ============      ============

See notes to statutory basis financial statements.


------------------
88 & 89 PROSPECTUS                                         FINANCIAL STATEMENTS
------------------

The Guardian Separate Account K

STATEMENT OF OPERATIONS

December 31, 1997


                                                                       MFS                                            AIM V.I.
                                                                  Emerging              MFS               MFS          Capital
                                                                    Growth     Total Return              Bond     Appreciation
                                                              ------------     ------------      ------------     ------------
Investment Income
Income:
   Reinvested dividends ....................................  $         --     $         --      $         --     $         --
   Expenses -- Note 3:
     Mortality and expense risk charges ....................            --               --                --               --
                                                              ------------     ------------      ------------     ------------
   Net investment income/(expense) .........................            --               --                --               --
                                                              ------------     ------------      ------------     ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale on
       investments .........................................            --               --                --               --
     Reinvested realized gain distributions ................            --               --                --               --
                                                              ------------     ------------      ------------     ------------
   Net realized gain/(loss) on investments .................            --               --                --               --
                                                              ------------     ------------      ------------     ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................            --               --                --               --
   Beginning of Year .......................................            --               --                --               --
                                                              ------------     ------------      ------------     ------------
Change in unrealized appreciation/(depreciation ............            --               --                --               --
                                                              ------------     ------------      ------------     ------------
Net realized and unrealized gain/(loss)
  from investments .........................................            --               --                --               --
                                                              ------------     ------------      ------------     ------------

Net Increase/(Decrease) in Net Assets Resulting
  from Operations ..........................................  $         --     $         --      $         --     $         --
                                                              ============     ============      ============     ============

                                                                                                                        Fidelity
                                                                                     American          American          VIP III
                                                                   AIM V.I.        Century VP        Century VP           Growth
                                                                      Value             Value     International    Opportunities
                                                               ------------      ------------      ------------     ------------
Investment Income
Income:
   Reinvested dividends ....................................   $         --      $         --     $          --     $         --
   Expenses -- Note 3:
     Mortality and expense risk charges ....................             --                --                --               --
                                                               ------------      ------------      ------------     ------------
   Net investment income/(expense) .........................             --                --                --               --
                                                               ------------      ------------      ------------     ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale on
       investments .........................................             --                --                --               --
     Reinvested realized gain distributions ................             --                --                --               --
                                                               ------------      ------------      ------------     ------------
   Net realized gain/(loss) on investments .................             --                --                --               --
                                                               ------------      ------------      ------------     ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................             --                --                --               --
   Beginning of Year .......................................             --                --                --               --
                                                               ------------      ------------      ------------     ------------
Change in unrealized appreciation/(depreciation ............             --                --                --               --
                                                               ------------      ------------      ------------     ------------
Net realized and unrealized gain/(loss)
  from investments .........................................             --                --                --               --
                                                               ------------      ------------      ------------     ------------

Net Increase/(Decrease) in Net Assets Resulting
  from Operations ..........................................   $         --      $         --      $         --     $         --
                                                               ============      ============      ============     ============


                                                                    Fidelity         Fidelity          Fidelity
                                                                 VIP Equity-         VIP High            VIP II
                                                                      Income           Income         Index 500
                                                                ------------     ------------      ------------
Investment Income
Income:
   Reinvested dividends ....................................    $         --     $         --      $         --
   Expenses -- Note 3:
     Mortality and expense risk charges ....................              --               --                --
                                                                ------------     ------------      ------------
   Net investment income/(expense) .........................              --               --                --
                                                                ------------     ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale on
       investments .........................................              --               --                --
     Reinvested realized gain distributions ................              --               --                --
                                                                ------------     ------------      ------------
   Net realized gain/(loss) on investments .................              --               --                --
                                                                ------------     ------------      ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................              --               --                --
   Beginning of Year .......................................              --               --                --
                                                                ------------     ------------      ------------
Change in unrealized appreciation/(depreciation ............              --               --                --
                                                                ------------     ------------      ------------
Net realized and unrealized gain/(loss)
  from investments .........................................              --               --                --
                                                                ------------     ------------      ------------

Net Increase/(Decrease) in Net Assets Resulting
  from Operations ..........................................    $         --     $         --      $         --
                                                                ============     ============      ============

STATEMENT OF OPERATIONS

December 31, 1996


                                                                       MFS                                            AIM V.I.
                                                                  Emerging              MFS               MFS          Capital
                                                                    Growth     Total Return              Bond     Appreciation
                                                              ------------     ------------      ------------     ------------
Investment Income
Income:
   Reinvested dividends ....................................  $         --     $         --      $         --     $         --
   Expenses -- Note 3:
     Mortality and expense risk charges ....................            --               --                --               --
                                                              ------------     ------------      ------------     ------------
   Net investment income/(expense) .........................            --               --                --               --
                                                              ------------     ------------      ------------      -----------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale
       on investments ......................................            --               --                --               --
     Reinvested realized gain distributions ................            --               --                --               --
                                                              ------------     ------------      ------------     ------------
   Net realized gain/(loss) on investments .................            --               --                --               --
                                                              ------------     ------------       -----------     ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................            --               --                --               --
   Beginning of Year .......................................            --               --                --               --
                                                              ------------     ------------      ------------     ------------
Change in unrealized appreciation/(depreciation ............            --               --                --               --
                                                              ------------     ------------      ------------     ------------
Net realized and unrealized gain/(loss)
   from investments ........................................            --               --                --               --
                                                              ------------     ------------      ------------     ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................  $         --     $         --      $         --     $         --
                                                              ============     ============      ============     ============

                                                                                                                          Fidelity
                                                                                       American          American          VIP III
                                                                     AIM V.I.        Century VP        Century VP           Growth
                                                                        Value             Value     International    Opportunities
                                                                 ------------      ------------      ------------     ------------
Investment Income
Income:
   Reinvested dividends ....................................     $         --      $         --      $         --      $        --
   Expenses -- Note 3:
     Mortality and expense risk charges ....................               --                --                --               --
                                                                 ------------      ------------      ------------     ------------
   Net investment income/(expense) .........................               --                --                --               --
                                                                 ------------      ------------      ------------     ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale
       on investments ......................................               --                --                --               --
     Reinvested realized gain distributions ................               --                --                --               --
                                                                 ------------      ------------      ------------     ------------
   Net realized gain/(loss) on investments .................               --                --                --               --
                                                                 ------------      ------------      ------------     ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................               --                --                --               --
   Beginning of Year .......................................               --                --                --               --
                                                                 ------------      ------------      ------------     ------------
Change in unrealized appreciation/(depreciation ............               --                --                --               --
                                                                 ------------      ------------      ------------     ------------
Net realized and unrealized gain/(loss)
   from investments ........................................               --                --                --               --
                                                                 ------------      ------------      ------------     ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................     $         --      $         --      $         --      $        --
                                                                 ============      ============      ============     ============


                                                                    Fidelity         Fidelity          Fidelity
                                                                 VIP Equity-         VIP High            VIP II
                                                                      Income           Income         Index 500
                                                                ------------     ------------      ------------
Investment Income
Income:
   Reinvested dividends ....................................    $         --     $         --      $         --
   Expenses -- Note 3:
     Mortality and expense risk charges ....................              --               --                --
                                                                ------------     ------------      ------------
   Net investment income/(expense) .........................              --               --                --
                                                                ------------     ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale
       on investments ......................................              --               --                --
     Reinvested realized gain distributions ................              --               --                --
                                                                ------------     ------------      ------------
   Net realized gain/(loss) on investments .................              --               --                --
                                                                ------------     ------------      ------------
   Unrealized appreciation/(depreciation) of investments:
   End of Year .............................................              --               --                --
   Beginning of Year .......................................              --               --                --
                                                                ------------     ------------      ------------
Change in unrealized appreciation/(depreciation ............              --               --                --
                                                                ------------     ------------      ------------
Net realized and unrealized gain/(loss)
   from investments ........................................              --               --                --
                                                                ------------     ------------      ------------

Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................    $         --     $         --      $         --
                                                                ============     ============      ============

See notes to statutory basis financial statements.


------------------
90 & 91 PROSPECTUS                                         FINANCIAL STATEMENTS
------------------

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31, 1998


                                                                                                                       Gabelli
                                                                  Guardian         Guardian          Guardian          Capital
                                                                     Stock             Bond              Cash            Asset
                                                              ------------     ------------      ------------     ------------
1998 Increase/(Decrease) from Operations
   Net investment income/(expense) .........................  $    186,840     $     34,045      $     80,427     $       (155)
   Net realized gain/(loss) from sale of investments .......       536,650            4,699                --           (5,571)
   Reinvested realized gain distributions ..................     5,820,263            9,949                --           13,612
   Change in unrealized appreciation/(depreciation)
     of investments ........................................     1,589,925           (9,988)               --            6,450
                                                              ------------     ------------      ------------     ------------
   Net increase/(decrease) resulting from operations .......     8,133,678           38,705            80,427           14,336
                                                              ------------     ------------      ------------     ------------

1998 Policy Transactions
   Net policy purchase payments ............................    34,613,795          538,047         2,776,530          258,656
   Transfer on account of other terminations ...............    (1,312,799)         (10,800)          (32,049)            (229)
   Transfer of policy loans ................................      (855,181)         (19,668)         (183,277)         (54,075)
   Transfer of cost of insurance and
     policy fees -- Note 3 .................................    (7,973,104)        (102,944)         (222,295)         (36,899)
   Transfer between investment divisions ...................      (105,592)          82,476        (1,223,730)         100,671
   Transfers -- other ......................................        43,938             (172)              537            2,837
                                                              ------------     ------------      ------------     ------------
   Net increase/(decrease) from policy transactions ........    24,411,057          486,939         1,115,716          270,961
                                                              ------------     ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ....................    32,544,735          525,644         1,196,143          285,297
   Net Assets at December 31, 1997 .........................    27,668,711          291,269         1,065,699               --
                                                              ------------     ------------      ------------     ------------
   Net Assets at December 31, 1998 -- Note 4 ...............  $ 60,213,446     $    816,913      $  2,261,842     $    285,297
                                                              ============     ============      ============     ============

                                                                                     Baillie
                                                                   Baillie           Gifford          Guardian
                                                                   Gifford          Emerging         Small Cap       Value Line
                                                             International           Markets             Stock        Centurion
                                                              ------------      ------------      ------------     ------------
1998 Increase/(Decrease) from Operations
   Net investment income/(expense) .........................  $        615      $         (6)     $     (4,060)    $    (15,517)
   Net realized gain/(loss) from sale of investments .......        88,794               581           (14,581)          44,526
   Reinvested realized gain distributions ..................       206,536                --             7,863          285,700
   Change in unrealized appreciation/(depreciation)
     of investments ........................................       267,513             1,007           (69,553)         818,004
                                                              ------------      ------------      ------------     ------------
   Net increase/(decrease) resulting from operations .......       563,458             1,582           (80,331)       1,132,713
                                                              ------------      ------------      ------------     ------------

1998 Policy Transactions
   Net policy purchase payments ............................     2,143,109            27,595         1,490,969        2,588,770
   Transfer on account of other terminations ...............      (124,051)               --            (4,832)        (159,004)
   Transfer of policy loans ................................       (49,072)          (15,106)           (4,262)        (166,387)
   Transfer of cost of insurance and
     policy fees -- Note 3 .................................      (495,103)           (1,203)         (253,132)        (625,378)
   Transfer between investment divisions ...................       105,839             6,275           407,408           14,975
   Transfers -- other ......................................         8,014              (333)           12,028           13,570
                                                              ------------      ------------      ------------     ------------
   Net increase/(decrease) from policy transactions ........     1,588,736            17,228         1,648,179        1,666,546
                                                              ------------      ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ....................     2,152,194            18,810         1,567,848        2,799,259
   Net Assets at December 31, 1997 .........................     2,132,879                --           224,488        3,165,728
                                                              ------------      ------------      ------------     ------------
   Net Assets at December 31, 1998 -- Note 4 ...............  $  4,285,073      $     18,810      $  1,792,336     $  5,964,987
                                                              ============      ============      ============     ============

                                                                  Value Line
                                                                   Strategic                                MFS
                                                                       Asset       MFS Growth          Emerging
                                                                  Management      with Income            Growth
                                                                ------------     ------------      ------------
1998 Increase/(Decrease) from Operations
   Net investment income/(expense) .........................    $     77,238     $     (2,240)     $       (448)
   Net realized gain/(loss) from sale of investments .......          34,594           18,898            (6,069)
   Reinvested realized gain distributions ..................         292,034               --               285
   Change in unrealized appreciation/(depreciation)
     of investments ........................................         516,114           72,163            29,110
                                                                ------------     ------------      ------------
   Net increase/(decrease) resulting from operations .......         919,980           88,821            22,878
                                                                ------------     ------------      ------------

1998 Policy Transactions
   Net policy purchase payments ............................       2,416,789          612,543            73,952
   Transfer on account of other terminations ...............        (128,388)            (354)           (3,396)
   Transfer of policy loans ................................         (75,052)          (2,197)              (81)
   Transfer of cost of insurance and
     policy fees -- Note 3 .................................        (541,143)         (97,445)          (13,871)
   Transfer between investment divisions ...................        (147,784)         135,765           108,559
   Transfers -- other ......................................           4,187            5,742              (491)
                                                                ------------     ------------      ------------
   Net increase/(decrease) from policy transactions ........       1,528,609          654,054           164,672
                                                                ------------     ------------      ------------
Total Increase/(Decrease) in Net Assets ....................       2,448,589          742,875           187,550
   Net Assets at December 31, 1997 .........................       2,541,939           45,558                --
                                                                ------------     ------------      ------------
   Net Assets at December 31, 1998 -- Note 4 ...............    $  4,990,528     $    788,433      $    187,550
                                                                ============     ============      ============

STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31, 1997


                                                                                                                       Gabelli
                                                                  Guardian         Guardian          Guardian          Capital
                                                                     Stock             Bond              Cash            Asset
                                                              ------------     ------------      ------------     ------------
1997 Increase/(Decrease) from Operations
   Net investment income/(expense) .........................  $    126,563     $     13,886      $     48,295     $         --
   Net realized gain/(loss) from sale of investments .......       188,993            1,246                --               --
   Reinvested realized gain distributions ..................     2,780,841               --                --               --
   Change in unrealized appreciation/(depreciation)
     of investments ........................................     1,248,144               37                --               --
                                                              ------------     ------------      ------------     ------------
   Net increase/(decrease) resulting from operations .......     4,344,541           15,169            48,295               --
                                                              ------------     ------------      ------------     ------------

1997 Policy Transactions
   Net policy purchase payments ............................    20,435,949          250,538         1,321,513               --
   Transfer on account of other terminations ...............      (360,442)          (4,764)             (913)              --
   Transfer of policy loans ................................      (314,110)          (1,088)           (2,972)              --
   Transfer of cost of insurance and
     policy fees -- Note 3 .................................    (3,969,160)         (45,653)         (146,214)              --
   Transfer between investment divisions ...................       548,761          (39,492)       (1,161,841)              --
   Transfers -- other ......................................        47,663              313              (774)              --
                                                              ------------     ------------      ------------     ------------
   Net increase/(decrease) from policy transactions ........    16,388,661          159,854             8,799               --
                                                              ------------     ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ....................    20,733,202          175,023            57,094               --
   Net Assets at December 31, 1996 .........................     6,935,509          116,246         1,008,605               --
                                                              ------------     ------------      ------------     ------------
   Net Assets at December 31, 1997 .........................  $ 27,668,711     $    291,269      $  1,065,699     $         --
                                                              ============     ============      ============     ============

                                                                                     Baillie
                                                                   Baillie           Gifford          Guardian
                                                                   Gifford          Emerging         Small Cap       Value Line
                                                             International           Markets             Stock        Centurion
                                                              ------------      ------------      ------------     ------------
1997 Increase/(Decrease) from Operations
   Net investment income/(expense) .........................  $     22,302      $         --      $        249     $     (6,324)
   Net realized gain/(loss) from sale of investments .......        16,896                --              (180)           1,747
   Reinvested realized gain distributions ..................        80,240                --             2,505          365,912
   Change in unrealized appreciation/(depreciation)
     of investments ........................................       (21,415)               --            (1,850)         (37,961)
                                                              ------------      ------------      ------------     ------------
   Net increase/(decrease) resulting from operations .......        98,023                --               724          323,374
                                                              ------------      ------------      ------------     ------------

1997 Policy Transactions
   Net policy purchase payments ............................     1,709,516                --           181,827        2,260,587
   Transfer on account of other terminations ...............       (50,999)               --                --          (77,153)
   Transfer of policy loans ................................       (33,074)               --            (1,749)         (21,380)
   Transfer of cost of insurance and
     policy fees -- Note 3 .................................      (323,577)               --            (7,725)        (465,919)
   Transfer between investment divisions ...................       150,600                --            52,378          232,172
   Transfers -- other ......................................         7,546                --              (967)          20,373
                                                              ------------      ------------      ------------     ------------
   Net increase/(decrease) from policy transactions ........     1,460,012                --           223,764        1,948,680
                                                              ------------      ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ....................     1,558,035                --           224,488        2,272,054
   Net Assets at December 31, 1996 .........................       574,844                --                --          893,674
                                                              ------------      ------------      ------------     ------------
   Net Assets at December 31, 1997 .........................  $  2,132,879      $         --      $    224,488     $  3,165,728
                                                              ============      ============      ============     ============

                                                                 Value Line
                                                                  Strategic                                MFS
                                                                      Asset       MFS Growth          Emerging
                                                                 Management      with Income            Growth
                                                               ------------     ------------      ------------
1997 Increase/(Decrease) from Operations
   Net investment income/(expense) .........................   $     28,792     $        144      $         --
   Net realized gain/(loss) from sale of investments .......            820               48                --
   Reinvested realized gain distributions ..................        176,860              848                --
   Change in unrealized appreciation/(depreciation)
     of investments ........................................          8,374               89                --
                                                               ------------     ------------      ------------
   Net increase/(decrease) resulting from operations .......        214,846            1,129                --
                                                               ------------     ------------      ------------

1997 Policy Transactions
   Net policy purchase payments ............................      1,919,213           41,361                --
   Transfer on account of other terminations ...............        (30,842)              --                --
   Transfer of policy loans ................................         (7,994)              --                --
   Transfer of cost of insurance and
     policy fees -- Note 3 .................................       (352,898)            (884)               --
   Transfer between investment divisions ...................        209,541            4,013                --
   Transfers -- other ......................................          8,586              (61)               --
                                                               ------------     ------------      ------------
   Net increase/(decrease) from policy transactions ........      1,745,606           44,429                --
                                                               ------------     ------------      ------------
Total Increase/(Decrease) in Net Assets ....................      1,960,452           45,558                --
   Net Assets at December 31, 1996 .........................        581,487               --                --
                                                               ------------     ------------      ------------
   Net Assets at December 31, 1997 .........................   $  2,541,939     $     45,558      $         --
                                                               ============     ============      ============

See notes to statutory basis financial statements.


------------------
92 & 93 PROSPECTUS                                         FINANCIAL STATEMENTS
------------------

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31, 1998


                                                                                                                      AIM V.I.
                                                                                        MFS               MFS          Capital
                                                                               Total Return              Bond     Appreciation
                                                                               ------------      ------------     ------------
1998 Increase/(Decrease) from Operations
   Net investment income/(expense) ........................................    $        (49)     $        (44)    $       (106)
   Net realized gain/(loss) from sale of investments ......................             104                14             (506)
   Reinvested realized gain distributions .................................              --                --            3,390
   Change in unrealized appreciation/(depreciation) of investments ........           1,471               422           12,582
                                                                               ------------      ------------     ------------
   Net increase/(decrease) resulting from operations ......................           1,526               392           15,360
                                                                               ------------      ------------     ------------

1998 Policy Transactions
   Net policy purchase payments ...........................................          26,474            17,904          118,325
   Transfer on account of other terminations ..............................              --                --               (6)
   Transfer of policy loans ...............................................              --                --               --
   Transfer of cost of insurance and policy fees -- Note 3 ................          (3,575)           (2,913)          (5,794)
   Transfer between investment divisions ..................................          20,407             6,895           11,414
   Transfers -- other .....................................................             (64)              184             (255)
                                                                               ------------      ------------     ------------
   Net increase/(decrease) from policy transactions .......................          43,242            22,070          123,684
                                                                               ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ...................................          44,768            22,462          139,044
   Net Assets at December 31, 1997 ........................................              --                --               --
                                                                               ------------      ------------     ------------
   Net Assets at December 31, 1998 ........................................    $     44,768      $     22,462     $    139,044
                                                                               ============      ============     ============


                                                                                                      American          American
                                                                                    AIM V.I.        Century VP        Century VP
                                                                                       Value             Value     International
                                                                                ------------      ------------      ------------
1998 Increase/(Decrease) from Operations
   Net investment income/(expense) ........................................     $        308      $       (240)     $        (76)
   Net realized gain/(loss) from sale of investments ......................              688              (299)              (79)
   Reinvested realized gain distributions .................................            5,068                --                --
   Change in unrealized appreciation/(depreciation) of investments ........           12,049            (1,343)            3,294
                                                                                ------------      ------------      ------------
   Net increase/(decrease) resulting from operations ......................           18,113            (1,882)            3,139
                                                                                ------------      ------------      ------------

1998 Policy Transactions
   Net policy purchase payments ...........................................          115,212            19,991            64,812
   Transfer on account of other terminations ..............................             (214)               --                (5)
   Transfer of policy loans ...............................................              (80)               --           (21,697)
   Transfer of cost of insurance and policy fees -- Note 3 ................          (16,662)           (3,222)           (4,600)
   Transfer between investment divisions ..................................           14,597            61,095            13,788
   Transfers -- other .....................................................           (1,155)               96               632
                                                                                ------------      ------------      ------------
   Net increase/(decrease) from policy transactions .......................          111,698            77,960            52,930
                                                                                ------------      ------------      ------------
Total Increase/(Decrease) in Net Assets ...................................          129,811            76,078            56,069
   Net Assets at December 31, 1997 ........................................               --                --                --
                                                                                ------------      ------------      ------------
   Net Assets at December 31, 1998 ........................................     $    129,811      $     76,078      $     56,069
                                                                                ============      ============      ============

                                                                                   Fidelity
                                                                                    VIP III          Fidelity         Fidelity
                                                                                     Growth       VIP Equity-         VIP High
                                                                              Opportunities            Income           Income
                                                                               ------------      ------------     ------------
1998 Increase/(Decrease) from Operations
   Net investment income/(expense) ........................................    $       (430)     $       (199)    $       (305)
   Net realized gain/(loss) from sale of investments ......................             502              (214)            (857)
   Reinvested realized gain distributions .................................              --                --               --
   Change in unrealized appreciation/(depreciation) of investments ........          24,244             7,040           (6,105)
                                                                               ------------      ------------     ------------
   Net increase/(decrease) resulting from operations ......................          24,316             6,627           (7,267)
                                                                               ------------      ------------     ------------

1998 Policy Transactions
   Net policy purchase payments ...........................................         165,731           109,160           75,300
   Transfer on account of other terminations ..............................              --                --               --
   Transfer of policy loans ...............................................              --              (310)              --
   Transfer of cost of insurance and policy fees -- Note 3 ................         (23,212)           (9,674)          (8,144)
   Transfer between investment divisions ..................................         148,154             9,125           49,168
   Transfers -- other .....................................................           1,297              (453)             212
                                                                               ------------      ------------     ------------
   Net increase/(decrease) from policy transactions .......................         291,970           107,848          116,536
                                                                               ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ...................................         316,286           114,475          109,269
   Net Assets at December 31, 1997 ........................................              --                --               --
                                                                               ------------      ------------     ------------
   Net Assets at December 31, 1998 ........................................    $    316,286      $    114,475     $    109,269
                                                                               ============      ============     ============


                                                                                     Fidelity
                                                                                       VIP II
                                                                                    Index 500
                                                                                 ------------
1998 Increase/(Decrease) from Operations
   Net investment income/(expense) ........................................      $       (628)
   Net realized gain/(loss) from sale of investments ......................             1,314
   Reinvested realized gain distributions .................................                --
   Change in unrealized appreciation/(depreciation) of investments ........            37,019
                                                                                 ------------
   Net increase/(decrease) resulting from operations ......................            37,705
                                                                                 ------------

1998 Policy Transactions
   Net policy purchase payments ...........................................           194,140
   Transfer on account of other terminations ..............................              (747)
   Transfer of policy loans ...............................................           (16,813)
   Transfer of cost of insurance and policy fees -- Note 3 ................           (33,332)
   Transfer between investment divisions ..................................           166,538
   Transfers -- other .....................................................             4,672
                                                                                 ------------
   Net increase/(decrease) from policy transactions .......................           314,458
                                                                                 ------------
Total Increase/(Decrease) in Net Assets ...................................           352,163
   Net Assets at December 31, 1997 ........................................                --
                                                                                 ------------
   Net Assets at December 31, 1998 ........................................      $    352,163
                                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31, 1997


                                                                                                                      AIM V.I.
                                                                                        MFS               MFS          Capital
                                                                               Total Return              Bond     Appreciation
                                                                               ------------      ------------     ------------
1997 Increase/(Decrease) from Operations
   Net investment income/(expense) ........................................    $         --      $         --     $         --
   Net realized gain/(loss) from sale of investments ......................              --                --               --
   Reinvested realized gain distributions .................................              --                --               --
   Change in unrealized appreciation/(depreciation) of investments ........              --                --               --
                                                                               ------------      ------------     ------------
   Net increase/(decrease) resulting from operations ......................              --                --               --
                                                                               ------------      ------------     ------------

1997 Policy Transactions
   Net policy purchase payments ...........................................              --                --               --
   Transfer on account of other terminations ..............................              --                --               --
   Transfer of policy loans ...............................................              --                --               --
   Transfer of cost of insurance and policy fees -- Note 3 ................              --                --               --
   Transfer between investment divisions ..................................              --                --               --
   Transfers -- other .....................................................              --                --               --
                                                                               ------------      ------------     ------------
   Net increase/(decrease) from policy transactions .......................              --                --               --
                                                                               ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ...................................              --                --               --
   Net Assets at December 31, 1996 ........................................              --                --               --
                                                                               ------------      ------------     ------------
   Net Assets at December 31, 1997 ........................................    $         --      $         --     $         --
                                                                               ============      ============     ============


                                                                                                     American          American
                                                                                   AIM V.I.        Century VP        Century VP
                                                                                      Value             Value     International
                                                                               ------------      ------------      ------------
1997 Increase/(Decrease) from Operations
   Net investment income/(expense) ........................................    $         --     $          --      $         --
   Net realized gain/(loss) from sale of investments ......................              --                --                --
   Reinvested realized gain distributions .................................              --                --                --
   Change in unrealized appreciation/(depreciation) of investments ........              --                --                --
                                                                               ------------      ------------      ------------
   Net increase/(decrease) resulting from operations ......................              --                --                --
                                                                               ------------      ------------      ------------

1997 Policy Transactions
   Net policy purchase payments ...........................................              --                --                --
   Transfer on account of other terminations ..............................              --                --                --
   Transfer of policy loans ...............................................              --                --                --
   Transfer of cost of insurance and policy fees -- Note 3 ................              --                --                --
   Transfer between investment divisions ..................................              --                --                --
   Transfers -- other .....................................................              --                --                --
                                                                               ------------      ------------      ------------
   Net increase/(decrease) from policy transactions .......................              --                --                --
                                                                               ------------      ------------      ------------
Total Increase/(Decrease) in Net Assets ...................................              --                --                --
   Net Assets at December 31, 1996 ........................................              --                --                --
                                                                               ------------      ------------      ------------
   Net Assets at December 31, 1997 ........................................    $         --      $         --      $         --
                                                                               ============      ============      ============

                                                                                   Fidelity
                                                                                    VIP III          Fidelity         Fidelity
                                                                                     Growth       VIP Equity-         VIP High
                                                                              Opportunities            Income           Income
                                                                               ------------      ------------     ------------
1997 Increase/(Decrease) from Operations
   Net investment income/(expense) ........................................    $         --      $         --     $         --
   Net realized gain/(loss) from sale of investments ......................              --                --               --
   Reinvested realized gain distributions .................................              --                --               --
   Change in unrealized appreciation/(depreciation) of investments ........              --                --               --
                                                                               ------------      ------------     ------------
   Net increase/(decrease) resulting from operations ......................              --                --               --
                                                                               ------------      ------------     ------------

1997 Policy Transactions
   Net policy purchase payments ...........................................              --                --               --
   Transfer on account of other terminations ..............................              --                --               --
   Transfer of policy loans ...............................................              --                --               --
   Transfer of cost of insurance and policy fees -- Note 3 ................              --                --               --
   Transfer between investment divisions ..................................              --                --               --
   Transfers -- other .....................................................              --                --               --
                                                                               ------------      ------------     ------------
   Net increase/(decrease) from policy transactions .......................              --                --               --
                                                                               ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ...................................              --                --               --
   Net Assets at December 31, 1996 ........................................              --                --               --
                                                                               ------------      ------------     ------------
   Net Assets at December 31, 1997 ........................................    $         --      $         --     $         --
                                                                               ============      ============     ============


                                                                                      Fidelity
                                                                                        VIP II
                                                                                     Index 500
                                                                                  ------------
1997 Increase/(Decrease) from Operations
   Net investment income/(expense) ........................................       $         --
   Net realized gain/(loss) from sale of investments ......................                 --
   Reinvested realized gain distributions .................................                 --
   Change in unrealized appreciation/(depreciation) of investments ........                 --
                                                                                  ------------
   Net increase/(decrease) resulting from operations ......................                 --
                                                                                  ------------

1997 Policy Transactions
   Net policy purchase payments ...........................................                 --
   Transfer on account of other terminations ..............................                 --
   Transfer of policy loans ...............................................                 --
   Transfer of cost of insurance and policy fees -- Note 3 ................                 --
   Transfer between investment divisions ..................................                 --
   Transfers -- other .....................................................                 --
                                                                                  ------------
   Net increase/(decrease) from policy transactions .......................                 --
                                                                                  ------------
Total Increase/(Decrease) in Net Assets ...................................                 --
   Net Assets at December 31, 1996 ........................................                 --
                                                                                  ------------
   Net Assets at December 31, 1997 ........................................       $         --
                                                                                  ============

See notes to statutory basis financial statements.


------------------
94 & 95 PROSPECTUS                                         FINANCIAL STATEMENTS
------------------

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31, 1996



                                                                                   Guardian          Guardian         Guardian
                                                                  Combined            Stock              Bond             Cash
                                                              ------------     ------------      ------------     ------------
1996 Increase/(Decrease) from Operations
   Net investment income/(expense) ........................   $     73,345     $     44,814      $      4,885     $     15,451
   Net realized gain/(loss) from sale of investments ......         29,600           24,573              (468)              --
   Reinvested realized gain distributions .................        647,845          587,072                --               --
   Change in unrealized appreciation/(depreciation)
     of investments .......................................         76,078           47,251            (1,142)              --
                                                              ------------     ------------      ------------     ------------
   Net increase/(decrease) resulting from operations ......        826,868          703,710             3,275           15,451
                                                              ------------     ------------      ------------     ------------

1996 Policy Transactions
   Transfer of net premium ................................     10,590,800        7,073,350           125,075        1,186,092
   Transfer on account of other terminations ..............        (15,361)         (12,165)             (219)            (112)
   Transfer of cost of insurance -- Note 3 ................     (1,532,174)      (1,083,025)          (18,048)         (56,279)
   Transfer between/within separate accounts ..............           (557)          64,322                42         (138,841)
   Transfers -- other .....................................          1,692             (244)              275              423
                                                              ------------     ------------      ------------     ------------
   Net increase/(decrease) from policy transactions .......      9,044,400        6,042,238           107,125          991,283
                                                              ------------     ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ...................      9,871,268        6,745,948           110,400        1,006,734
   Net Assets at December 31, 1995 ........................        239,097          189,561             5,846            1,871
                                                              ------------     ------------      ------------     ------------
   Net Assets at December 31, 1996 ........................   $ 10,110,365     $  6,935,509      $    116,246     $  1,008,605
                                                              ============     ============      ============     ============

                                                                                                       Baillie
                                                                   Gabelli           Baillie           Gifford         Guardian
                                                                   Capital           Gifford          Emerging        Small Cap
                                                                     Asset     International           Markets            Stock
                                                              ------------      ------------      ------------     ------------
1996 Increase/(Decrease) from Operations
   Net investment income/(expense) ........................   $         --      $      5,664      $         --     $         --
   Net realized gain/(loss) from sale of investments ......             --             2,887                --               --
   Reinvested realized gain distributions .................             --             5,202                --               --
   Change in unrealized appreciation/(depreciation)
     of investments .......................................             --            16,652                --               --
                                                              ------------      ------------      ------------     ------------
   Net increase/(decrease) resulting from operations ......             --            30,405                --               --
                                                              ------------      ------------      ------------     ------------

1996 Policy Transactions
   Transfer of net premium ................................             --           626,366                --               --
   Transfer on account of other terminations ..............             --              (542)               --               --
   Transfer of cost of insurance -- Note 3 ................             --          (102,199)               --               --
   Transfer between/within separate accounts ..............             --             8,335                --               --
   Transfers -- other .....................................             --               474                --               --
                                                              ------------      ------------      ------------     ------------
   Net increase/(decrease) from policy transactions .......             --           532,434                --               --
                                                              ------------      ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ...................             --           562,839                --               --
   Net Assets at December 31, 1995 ........................             --            12,005                --               --
                                                              ------------      ------------      ------------     ------------
   Net Assets at December 31, 1996 ........................   $         --      $    574,844      $         --     $         --
                                                              ============      ============      ============     ============

                                                                                   Value Line               MFS
                                                                                    Strategic            Growth
                                                                  Value Line            Asset       with Income
                                                                   Centurion       Management            Series
                                                                ------------     ------------      ------------
1996 Increase/(Decrease) from Operations
   Net investment income/(expense) ........................     $       (575)    $      3,106      $         --
   Net realized gain/(loss) from sale of investments ......              785            1,823                --
   Reinvested realized gain distributions .................           42,026           13,545                --
   Change in unrealized appreciation/(depreciation)
     of investments .......................................            4,915            8,402                --
                                                                ------------     ------------      ------------
   Net increase/(decrease) resulting from operations ......           47,151           26,876                --
                                                                ------------     ------------      ------------

1996 Policy Transactions
   Transfer of net premium ................................          942,911          637,006                --
   Transfer on account of other terminations ..............           (1,483)            (840)               --
   Transfer of cost of insurance -- Note 3 ................         (161,278)        (111,345)               --
   Transfer between/within separate accounts ..............           47,081           18,504                --
   Transfers -- other .....................................              704               60                --
                                                                ------------     ------------      ------------
   Net increase/(decrease) from policy transactions .......          827,935          543,385                --
                                                                ------------     ------------      ------------
Total Increase/(Decrease) in Net Assets ...................          875,086          570,261                --
   Net Assets at December 31, 1995 ........................           18,588           11,226                --
                                                                ------------     ------------      ------------
   Net Assets at December 31, 1996 ........................     $    893,674     $    581,487      $         --
                                                                ============     ============      ============

STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31, 1996

                                                                       MFS                                            AIM V.I.
                                                                  Emerging              MFS               MFS          Capital
                                                                    Growth     Total Return              Bond     Appreciation
                                                              ------------     ------------      ------------     ------------
1996 Increase/(Decrease) from Operations
   Net investment income/(expense) .........................  $         --     $         --      $         --     $         --
   Net realized gain/(loss) from sale of investments .......            --               --                --               --
   Reinvested realized gain distributions ..................            --               --                --               --
   Change in unrealized appreciation/(depreciation)
     of investments ........................................            --               --                --               --
                                                              ------------     ------------      ------------     ------------
   Net increase/(decrease) resulting from operations .......            --               --                --               --
                                                              ------------     ------------      ------------     ------------

1996 Policy Transactions
   Transfer of net premium .................................            --               --                --               --
   Transfer on account of other terminations ...............            --               --                --               --
   Transfer of cost of insurance -- Note 3 .................            --               --                --               --
   Transfer between/within separate accounts ...............            --               --                --               --
   Transfers -- other ......................................            --               --                --               --
                                                              ------------     ------------      ------------     ------------
   Net increase/(decrease) from policy transactions ........            --               --                --               --
                                                              ------------     ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ....................            --               --                --               --
   Net Assets at December 31, 1995 .........................            --               --                --               --
                                                              ------------     ------------      ------------     ------------
   Net Assets at December 31, 1996 .........................  $         --     $         --      $         --     $         --
                                                              ============     ============      ============     ============

                                                                                      American          American          VIP III
                                                                    AIM V.I.        Century VP        Century VP           Growth
                                                                       Value             Value     International    Opportunities
                                                                ------------      ------------      ------------     ------------
1996 Increase/(Decrease) from Operations
   Net investment income/(expense) .........................    $         --      $         --      $         --     $         --
   Net realized gain/(loss) from sale of investments .......              --                --                --               --
   Reinvested realized gain distributions ..................              --                --                --               --
   Change in unrealized appreciation/(depreciation)
     of investments ........................................              --                --                --               --
                                                                ------------      ------------      ------------     ------------
   Net increase/(decrease) resulting from operations .......              --                --                --               --
                                                                ------------      ------------      ------------     ------------

1996 Policy Transactions
   Transfer of net premium .................................              --                --                --               --
   Transfer on account of other terminations ...............              --                --                --               --
   Transfer of cost of insurance -- Note 3 .................              --                --                --               --
   Transfer between/within separate accounts ...............              --                --                --               --
   Transfers -- other ......................................              --                --                --               --
                                                                ------------      ------------      ------------     ------------
   Net increase/(decrease) from policy transactions ........              --                --                --               --
                                                                ------------      ------------      ------------     ------------
Total Increase/(Decrease) in Net Assets ....................              --                --                --               --
   Net Assets at December 31, 1995 .........................              --                --                --               --
                                                                ------------      ------------      ------------     ------------
   Net Assets at December 31, 1996 .........................    $         --      $         --      $         --     $         --
                                                                ============      ============      ============     ============

                                                                     Fidelity         Fidelity          Fidelity
                                                                  VIP Equity-         VIP High            VIP II
                                                                       Income           Income         Index 500
                                                                 ------------     ------------      ------------
1996 Increase/(Decrease) from Operations
   Net investment income/(expense) .........................     $         --     $         --      $         --
   Net realized gain/(loss) from sale of investments .......               --               --                --
   Reinvested realized gain distributions ..................               --               --                --
   Change in unrealized appreciation/(depreciation)
     of investments ........................................               --               --                --
                                                                 ------------     ------------      ------------
   Net increase/(decrease) resulting from operations .......               --               --                --
                                                                 ------------     ------------      ------------

1996 Policy Transactions
   Transfer of net premium .................................               --               --                --
   Transfer on account of other terminations ...............               --               --                --
   Transfer of cost of insurance -- Note 3 .................               --               --                --
   Transfer between/within separate accounts ...............               --               --                --
   Transfers -- other ......................................               --               --                --
                                                                 ------------     ------------      ------------
   Net increase/(decrease) from policy transactions ........               --               --                --
                                                                 ------------     ------------      ------------
Total Increase/(Decrease) in Net Assets ....................               --               --                --
   Net Assets at December 31, 1995 .........................               --               --                --
                                                                 ------------     ------------      ------------
   Net Assets at December 31, 1996 .........................     $         --     $         --      $         --
                                                                 ============     ============      ============

See notes to statutory basis financial statements.


------------------
96 & 97 PROSPECTUS                                         FINANCIAL STATEMENTS
------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT K
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

      The Guardian Separate Account K (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 1, 1995 and commenced operations on October 1, 1995. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. On May 1, 1998 GIAC created thirteen additional investment divisions within the Account: the Gabelli Capital Asset Fund, Baillie Gifford Emerging Markets Fund, MFS Emerging Growth Series, MFS Total Return Series, MFS Bond Series, American Century VP Value Fund, American Century VP International Fund, AIM V.I. Value Fund, AIM V.I. Capital Appreciation Fund, Fidelity VIP III Growth Opportunities Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Index 500 Portfolio. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account.

      The Account currently comprises twenty-one investment divisions which invest in shares of the following mutual funds: The Guardian Stock Fund, Inc.
(GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund, Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust, MFS Growth with Income Series, MFS Emerging Growth Series, MFS Total Return Series, MFS Bond Series, AIM V.I. Capital Appreciation Fund, AIM V.I. Value Fund, American Century VP Value Fund, American Century VP International Fund, Fidelity VIP III Growth Opportunities Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Index 500 Portfolio (collectively, the Funds and individually, a Fund). However, a policyowner may only invest in up to seven investment divisions, including the FRO.

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF and BGEMF are managed by Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GMAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds from the sale of annual premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds at the net asset value of each Fund's shares. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.


-------------
98 PROSPECTUS                                                   PARK AVENUE LIFE
-------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

NOTE 3 -- ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK CHARGES

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of .60% of the policy account value. For the year ended December 31, 1998 this amount was $377,827.

      Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

      a) a monthly charge for the cost of life insurance, based on the face value of the policyowner's insurance inforce, as compensation for the anticipated cost of paying death benefits. For the years ended December 31, 1998 and 1997, deductions for cost of life insurance amounted to $6,920,312 and $3,493,794, respectively.

      b) policy and administrative fees which vary with the face amount, age of the insured or the duration of the contract. For the years ended December 31, 1998 and 1997 these fees amounted to $3,553,333 and $1,829,117, respectively.

      c) an annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction. The annual state premium tax charge for the year ended December 31, 1998 was $1,459,330.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

NOTE 4 -- NET ASSETS, DECEMBER 31, 1998

      At December 31, 1998, net assets of the Account were as follows:

      Accumulation of
        Variable Life Insurance
        Policyowners' Accounts           $55,843,649
                                         -----------
      Owned by GIAC                       27,121,989
                                         -----------
                                         $82,965,638

      The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

      In some instances the calculation of total assets may not agree due to rounding.


                                                                   -------------
FINANCIAL STATEMENTS                                               PROSPECTUS 99
                                                                   -------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 5 -- PURCHASES AND SALES

      During the years ended December 31, 1998 and December 31, 1997, purchases and sales of shares of the Funds were as follows:

                                                                  Purchases          Purchases              Sales              Sales
                                                               December 31,       December 31,        December 31       December 31,
                                                                       1998               1997               1998               1997
                                                                -----------        -----------        -----------        -----------
The Guardian Stock Fund, Inc. ..........................        $32,802,820        $20,297,230        $ 2,176,893        $   991,563
The Guardian Bond Fund, Inc. ...........................            665,277            276,923            130,957            103,032
The Guardian Cash Fund, Inc. ...........................          3,391,687          1,411,205          2,187,271          1,354,306
Gabelli Capital Asset Fund .............................            380,959                 --             95,937                 --
Baillie Gifford International Fund .....................          2,354,699          1,726,612            543,283            163,423
Baillie Gifford Emerging Markets Fund ..................             41,680                 --             24,426                 --
The Guardian Small Cap Stock Fund ......................          1,954,094            231,203            296,386              4,543
Value Line Centurion Fund, Inc. ........................          2,479,523          2,610,334            520,585            300,598
Value Line Strategic Asset
  Management Trust .....................................          2,338,163          2,133,657            423,202            180,590
MFS Growth with Income Series ..........................            857,518             47,870            203,463              2,412
MFS Emerging Growth Series .............................            220,378                 --             55,421                 --
MFS Total Return Series ................................             50,152                 --              6,910                 --
MFS Bond Series ........................................             22,992                 --                922                 --
AIM V.I. Capital Appreciation Fund .....................            142,957                 --             15,691                 --
AIM V.I. Value Fund ....................................            131,546                 --             14,207                 --
American Century VP Value Fund .........................             80,227                 --              2,267                 --
American Century VP International Fund .................             88,448                 --             35,518                 --
Fidelity VIP III Growth Opportunities
  Portfolio ............................................            308,523                 --             16,553                 --
Fidelity VIP Equity-Income Portfolio ...................            119,735                 --             11,887                 --
Fidelity VIP High Income Portfolio .....................            123,681                 --              7,146                 --
Fidelity VIP II Index 500 Portfolio ....................            366,042                 --             51,584                 --
                                                                -----------        -----------        -----------        -----------
   Total ...............................................        $48,921,101        $28,735,034        $ 6,820,509        $ 3,100,467
                                                                -----------        -----------        -----------        -----------

--------------
100 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS OF THE GUARDIAN SEPARATE ACCOUNT K
--------------------------------------------------------------------------------

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Policyowners of The Guardian Separate
Account K, "Park Avenue Life"


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management, MFS Growth With Income, MFS Emerging Growth, MFS Total Return, MFS Bond, AIM V.I. Capital Appreciation, AIM V.I. Value, American Century VP Value, American Century VP International, Fidelity VIP III Growth Opportunities, Fidelity VIP Equity-Income, Fidelity VIP High Income, and Fidelity VIP II Index 500 investment divisions (constituting The Guardian Separate Account K, "Park Avenue Life") at December 31, 1998, and the results of each of their operations and changes in each of their net assets for each of periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1998 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York
February 25, 1999


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS 101
                                                                  --------------

--------------------------------------------------------------------------------
THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
--------------------------------------------------------------------------------

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS BALANCE SHEETS

                                                                        As of December 31,
                                                                -------------------------------
                                                                          1998             1997
                                                                --------------   --------------
Admitted Assets
Investments:
   Fixed maturities, principally at amortized cost
       (market: 1998 - $547,051,594; 1997 - $492,052,307) ...   $  536,554,920   $  484,747,832
   Affiliated mutual funds, at market .......................       29,096,730       30,551,186
   Investment in subsidiary .................................       16,915,998       12,073,143
   Policy loans - variable life insurance ...................       72,861,940       72,737,781
   Cash and short-term investments ..........................        9,006,075       23,602,410
   Investment in joint venture ..............................          347,338          345,492
   Other Invested Assets ....................................           96,910           95,710
Accrued investment income receivable ........................       17,378,196       13,303,271
Due from parent and affiliates ..............................       15,296,679        7,573,304
Other assets ................................................       10,565,481       12,461,722
Receivable from separate accounts ...........................       34,565,822       30,203,923
Variable annuity and EISP/CIP separate account assets .......    8,338,242,774    6,810,882,719
Variable life separate account assets .......................      502,222,315      414,699,239
                                                                --------------   --------------
      Total admitted assets .................................   $9,583,151,178   $7,913,277,732
                                                                ==============   ==============
Liabilities
Policy liabilities and accruals:
   Fixed deferred reserves ..................................   $  344,614,116   $  339,797,646
   Fixed immediate reserves .................................       10,576,555        7,397,461
   Life reserves ............................................       74,101,150       67,799,492
   Minimum death benefit guarantees .........................        1,447,553        1,117,645
   Policy loan collateral fund reserve ......................       71,009,047       70,734,812
   Accrued expenses, taxes, & commissions ...................        1,507,045        1,592,997
   Due to parent and affiliates .............................       25,040,196       20,408,087
   Federal income taxes payable .............................       16,932,639       10,939,640
   Other liabilities ........................................       16,127,345       20,540,325
   Asset valuation reserve ..................................       29,566,970       26,305,528
   Variable annuity and EISP/CIP separate account liabilities    8,263,551,697    6,750,575,077
   Variable life separate account liabilities ...............      501,289,827      413,364,790
                                                                --------------   --------------
      Total liabilities .....................................    9,355,764,140    7,730,573,500
Common stock and surplus
   Common Stock, $100 par value, 20,000 shares authorized,
      issued and outstanding ................................        2,000,000        2,000,000
   Additional paid-in surplus ...............................      137,398,292      137,398,292
   Assigned and unassigned surplus ..........................       87,988,746       43,305,940
                                                                --------------   --------------
      Total Common Stock and Surplus ........................      227,387,038      182,704,232
                                                                --------------   --------------
      Total liabilities, common stock and surplus ...........   $9,583,151,178   $7,913,277,732
                                                                ==============   ==============

See notes to statutory basis financial statements.


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS 102
                                                                  --------------

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF OPERATIONS

                                                                  For the years ended December 31,
                                                       ----------------------------------------------------
                                                                  1998              1997               1996
                                                       ---------------   ---------------    ---------------
Revenues:
Premiums and annuity considerations:
    Variable annuity considerations ................   $ 1,266,800,186   $   995,209,301    $   731,792,764
    Life insurance premiums and fixed
         annuity considerations ....................        69,728,716        68,222,360         44,874,269
    Net investment income ..........................        54,235,472        47,993,754         42,366,902
    Amortization of IMR ............................           266,599           111,783            333,219
    Net gain from operations of separate accounts ..         2,619,113         5,780,327          8,860,462
    Service fees ...................................        94,170,552        76,350,291         58,774,486
    Variable life-- cost of insurance ..............        16,844,679        11,205,120          4,844,028
    Reserve adjustments on reinsurance ceded .......        34,449,189         7,885,341         30,636,445
    Commission and expense allowances ..............        29,942,869        16,268,128         14,508,840
    Other income ...................................         9,570,705         5,178,266          2,535,356
                                                       ---------------   ---------------    ---------------
                                                         1,578,628,080     1,234,204,671        939,526,771
                                                       ---------------   ---------------    ---------------
Benefits and expenses:
Benefits:
Death benefits .....................................         6,461,543         5,340,675          6,785,456
    Annuity benefits ...............................     1,041,372,277       687,719,014        426,072,773
    Surrender benefits .............................        25,260,734        17,620,583         17,459,706
    Increase in reserves ...........................        14,594,471        18,291,585         82,891,516
Net transfers to (from) separate accounts:
    Variable annuity and EISP/CIP ..................       291,988,248       359,468,681        323,093,897
    Variable Life ..................................         7,484,413          (630,102)       (10,417,095)
Commissions ........................................        50,875,519        43,352,989         39,233,431
General insurance expenses .........................        79,386,352        59,476,685         42,523,892
Taxes, licenses and fees ...........................         6,289,814         3,743,414          3,723,858
Reinsurance terminations ...........................            40,482           182,535        (15,470,015)
                                                       ---------------   ---------------    ---------------
                                                         1,523,753,853     1,194,566,059        915,897,419
                                                       ---------------   ---------------    ---------------
Income before income taxes and realized
    gains from investments .........................        54,874,227        39,638,612         23,629,352
Federal income taxes ...............................        14,505,552        12,073,500          3,941,460
                                                       ---------------   ---------------    ---------------
Income from operations, net of federal income taxes,
    and before net realized gains ..................        40,368,675        27,565,112         19,687,892
Realized gains from investments, net of federal
    income taxes, net of transfer to IMR ...........            92,355           472,127              7,540
                                                       ---------------   ---------------    ---------------
Net income .........................................   $    40,461,030   $    28,037,239    $    19,695,432
                                                       ===============   ===============    ===============

See notes to statutory basis financial statements.


--------------
103 PROSPECTUS                                              FINANCIAL STATEMENTS
--------------

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF CHANGES IN COMMON STOCK AND SURPLUS

                                                                                                   Assigned and               Total
                                                                                  Additional         unassigned              common
                                                                   Common            paid-in            surplus           stock and
                                                                    stock            surplus          (Deficit)             surplus
                                                               ----------      -------------      -------------       -------------
Balances at December 31, 1995 ...........................      $2,000,000      $ 137,398,292      $   2,479,635       $ 141,877,927
                                                               ----------      -------------      -------------       -------------
Net income from operations ..............................                                            19,695,433          19,695,433
Tax on prior years separate account seed
    investment unrealized gains .........................                                              (104,732)           (104,732)
Increase in unrealized appreciation of Company's
    investment in joint venture .........................                                               241,456             241,456
Increase in unrealized appreciation of Company's
    investment in subsidiary ............................                                               142,201             142,201
Decrease in unrealized appreciation of Company's
    investment in other assets ..........................                                                (9,384)             (9,384)
Increase in non-admitted assets .........................                                               (80,815)            (80,815)
Disallowed interest maintenance reserve .................                                              (128,107)           (128,107)
Surplus changes resulting from reinsurance ..............                                            (2,073,155)         (2,073,155)
Net increase in asset valuation reserve .................                                            (5,779,916)         (5,779,916)
                                                               ----------      -------------      -------------       -------------
Balances at December 31, 1996 ...........................      $2,000,000      $ 137,398,292      $  14,382,616       $ 153,780,908
                                                               ==========      =============      =============       =============
Net income from operations ..............................                                            28,037,239          28,037,239
Increase in unrealized appreciation of Company's
    investment in joint venture .........................                                                42,908              42,908
Increase in unrealized appreciation of Company's
    investment in subsidiary ............................                                             4,326,500           4,326,500
Increase in unrealized appreciation of Company's
    investment in other assets ..........................                                                 9,384               9,384
Increase in unrealized appreciation of Company's
    investment in an affiliated mutual fund .............                                             7,271,233           7,271,233
Decrease in non-admitted assets .........................                                                83,011              83,011
Disallowed interest maintenance reserve .................                                              (197,600)           (197,600)
Surplus changes resulting from reinsurance ..............                                               534,908             534,908
Net increase in asset valuation reserve .................                                           (11,184,259)        (11,184,259)
                                                               ----------      -------------      -------------       -------------
Balances at December 31, 1997 ...........................      $2,000,000      $ 137,398,292      $  43,305,940       $ 182,704,232
                                                               ==========      =============      =============       =============
Net income from operations ..............................                                            40,461,030          40,461,030
Increase in unrealized appreciation of Company's
    investment in joint venture .........................                                                 1,846               1,846
Increase in unrealized appreciation of Company's
    investment in subsidiary ............................                                             4,542,855           4,542,855
Decrease in unrealized appreciation of Company's
    investment in an affiliated mutual fund .............                                            (1,831,189)         (1,831,189)
Increase in unrealized appreciation of Company's
    seed investment in separate accounts ................                                             3,690,295           3,690,295
Decrease in non-admitted assets .........................                                                57,886              57,886
Disallowed interest maintenance reserve .................                                             1,090,623           1,090,623
Surplus changes resulting from reinsurance ..............                                               (69,098)            (69,098)
Net increase in asset valuation reserve .................                                            (3,261,442)         (3,261,442)
                                                               ----------      -------------      -------------       -------------
Balances at December 31, 1998 ...........................      $2,000,000      $ 137,398,292      $  87,988,746       $ 227,387,038
                                                               ==========      =============      =============       =============

See notes to statutory basis financial statements.


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS 104
                                                                  --------------

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF CASH FLOW

                                                         For the years ended December 31,
                                             -----------------------------------------------------
                                                        1998               1997               1996
                                             ---------------    ---------------    ---------------
Cash flows from insurance activities:
    Premiums, annuity considerations and
        deposit funds ....................   $ 1,341,389,534    $ 1,065,244,583    $   780,710,735
    Investment income ....................        51,241,553         46,412,248         42,413,736
    Commissions and expense allowances on
        reinsurance ceded ................        57,916,363         22,679,622         37,315,301
    Other income .........................       102,437,913         67,084,996         47,357,962
    Death benefits .......................        (7,112,859)        (5,492,854)        (6,900,438)
    Surrender benefits ...................       (25,806,851)       (17,780,564)        (2,774,865)
    Annuity benefits .....................    (1,040,119,415)      (689,207,046)      (424,511,908)
    Commissions, other expenses
        and taxes (excluding FIT) ........      (133,189,119)      (101,213,566)       (78,968,214)
    Net transfers to separate accounts ...      (298,118,417)      (356,017,200)      (307,856,562)
    Federal income taxes (excluding tax on
        capital gains) ...................        (8,930,569)        (5,094,779)           682,025
    Increase in policy loans .............          (124,158)        (4,594,714)        (4,300,868)
    Other operating expenses and sources .        (2,618,322)          (140,580)         2,077,342
                                             ---------------    ---------------    ---------------
Net cash provided by insurance activities         36,965,653         21,880,146         85,244,246
                                             ---------------    ---------------    ---------------
Cash flows from investing activities:
    Proceeds from dispositions of
        investment securities ............       280,921,058        315,404,430        224,692,954
    Purchases of investment securities ...      (332,368,788)      (331,151,548)      (309,590,319)
    Federal income tax on capital gains ..          (114,258)          (355,657)          (505,496)
                                             ---------------    ---------------    ---------------
Net cash used in investing activities ....       (51,561,988)       (16,102,775)       (85,402,861)
                                             ---------------    ---------------    ---------------
    Net increase (decrease) in cash ......       (14,596,335)         5,777,371           (158,615)
    Cash and short-term investments,
        beginning of year ................        23,602,410         17,825,039         17,983,654
                                             ---------------    ---------------    ---------------
    Cash and short-term investments,
        end of year ......................   $     9,006,075    $    23,602,410    $    17,825,039
                                             ===============    ===============    ===============

See notes to statutory basis financial statements.


--------------
105 PROSPECTUS                                              FINANCIAL STATEMENTS
--------------

--------------------------------------------------------------------------------
NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

      The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company's primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Guardian Investor Services Corporation (GISC) or of other broker dealer firms that have entered into sales agreements with GIAC and GISC. The Company's general agency distribution system is used for the sale of other products and policies.

      GISC, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities Exchange Act of 1934 and is a registered investment advisor under the Investment Adviser's Act of 1940. GISC is the distributor and underwriter for GIAC's variable products, and the investment advisor to certain mutual funds sponsored by GIAC, which are investment options for the variable products.

      Insurance Separate Accounts: The Company has established fourteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

      The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets and liabilities of the separate accounts are stated primarily at the market value of the underlying investments and corresponding contractholders obligations. The amounts provided by the Company to establish separate account investment portfolios (seed money) are not included in separate account liabilities.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of presentation of financial statements: The financial statements have been prepared on a statutory basis of accounting that is prescribed or permitted by the Insurance Department of the State of Delaware which is a comprehensive basis of accounting other than generally accepted accounting principles (GAAP).

     Financial statements prepared on a statutory basis vary from financial statements prepared on a GAAP basis because: (1) the costs relating to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred, whereas on a GAAP basis they would be recorded as assets and amortized over the future periods to be benefited; (2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals, whereas on GAAP basis they are based on anticipated Company experience for lapses, mortality and investment yield; (3) life insurance enterprises are required to establish a formula-based asset valuation reserve (AVR) by a direct charge to surplus to offset potential investment losses; under GAAP, provisions for investments are established as needed through a charge to income; (4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (IMR) and amortized into investment income over the remaining life of the investment sold; for GAAP, such gains and losses are recognized in income at the time of sale; (5) bonds are carried principally at amortized cost for statutory reporting and at market value for GAAP; (6) annuity and certain insurance premiums are recognized as premium income, whereas for GAAP they are recognized as deposits; (7) deferred federal income taxes are not provided for temporary differences between tax and book assets and liabilities as they are under GAAP; (8) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP.


--------------
106 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

      Use of Estimates: The preparation of financial statements of insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. As a provider of life insurance and annuity products, GIAC's operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

      Valuation of investments: Investments in securities are recorded in accordance with valuation procedures established by the National Association of Insurance Commissioners (NAIC). Unrealized gains and losses on investments carried at market are recorded directly to unassigned surplus. Realized gains and losses on disposition of investments are determined by the specific identification method. The Company has recorded in accordance with NAIC requirements, the net gain from the operations of the separate accounts in the operations of the general account instead of in surplus.

      Bonds: Bonds are valued principally at amortized cost. Mortgage backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method with PSA standard prepayment rates.

      Investment in subsidiary: GIAC's investment in GISC is carried at equity in GIAC's underlying net assets. Undistributed earnings or losses are reflected as unrealized capital gains and losses directly in unassigned surplus. Dividends received from GISC are recorded as investment income and amounted to $14,000,000 in 1998, $10,000,000 in 1997 and $9,500,000 in 1996.

      Short-Term Investments: Short-term investments are stated at amortized cost and consist primarily of investments having maturities at the date of purchase of six months or less. Market values for such investments approximate carrying value.

      Loans on Policies: Loans on policies are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

      Investment Reserves: In compliance with regulatory requirements, the Company maintains the Asset Valuation Reserve (AVR) and the Interest Maintenance Reserve (IMR). The AVR is intended to stabilize surplus against market fluctuations in the value of equities and credit related declines in the value of bonds. Changes in the AVR are recorded directly to unassigned surplus. The IMR captures net after-tax realized capital gains which result from changes in the overall level of interest rates for fixed income investments and amortizes these net capital gains into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR, consistent with prior years. Any net negative IMR amounts are treated as a non-admitted asset.

      Contract and Policy Reserves: Fixed deferred reserves represent the fund balance left to accumulate at interest under fixed annuity contracts that were offered directly by the Company, a fixed rate option that is offered to variable annuity contractowners and a single premium deferred annuity that is offered by the Company. The Company no longer offers the fixed annuity contracts.

      The estimated fair value of contractholder account balances within the fixed deferred reserves has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions and are only guaranteed for one year.

      The interest rate credited on fixed annuity contracts included in fixed deferred reserves for 1998 was 5.75%. The interest rate credited on the fixed rate option that is offered to certain variable annuity contractowners ranged from 5.25% to 5.50% during 1998. For the fixed rate option currently issued, the issue and renewal interest rates credited vary from month to month and ranged from 5.00% to 5.40% in 1998. For single premium deferred annuities the rates ranged from 5.00% to 6.00% in 1998. Fixed immediate reserves are a liability within the general account for those annuitants that have elected a fixed annuity payout option. The immediate contract reserve is computed using the 1971 IAM Table and the 1983 IAM Table and a 4% discount rate.


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS 107
                                                                  --------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

      The loan collateral fund reserve is the cash value of loaned variable life policyowner account values. The reserve is credited with interest at 4% per annum for single premium variable life policyowners, 6.5% for annual pay variable life and group universal life policyowners and 7% for other variable life policyowners.

      Non-admitted Assets: Certain assets designated as "non-admitted assets" in accordance with rules and regulations of the Department of Insurance of the State of Delaware are charged directly to unassigned surplus. At December 31, 1998 and 1997 non-admitted assets consisted of agents' balances and miscellaneous receivables in the amounts of $24,493 and $82,380, respectively.

      Acquisition Costs: Commissions and other costs incurred in acquiring new business are charged to operations as incurred.

      Premiums and Other Revenues: Premiums and annuity considerations are recognized for funds received on variable life insurance and annuity products. Corresponding transfers to/from separate accounts are included in the expenses.

      Revenue also includes service fees from the separate accounts consisting of mortality and expense charges, annual administration fees, charges for the cost of term insurance related to variable life policies and penalties for early withdrawals. Services fees were not charged on separate account assets of $239,935,035 and $162,522,811 at December 31, 1998 and 1997, respectively, which represent investments in The Guardian's employee benefit plans.

      Federal Income Taxes: The provision for federal income taxes is based on income from operations currently taxable, as well as accrued market discount on bonds. Realized gains and losses are reported after adjustment for the applicable federal income taxes. The taxable portion of unrealized appreciation of the Company's separate account investments is included in operations for 1997 and 1996.

      Other: Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the 1998 presentation.

NOTE 3 -- FEDERAL INCOME TAXES

      The Company's federal income tax return is consolidated with its parent, The Guardian. The consolidated income tax liability is allocated among the members of the group according to a tax sharing agreement. In accordance with the tax sharing agreement between and among the parent and participating subsidiaries, each member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Estimated payments are made between the members of the group during the year.

      A reconciliation of federal income tax expense, based on the prevailing corporate income tax rate of 35% for 1998, 1997 and 1996 to the federal income tax expense reflected in the accompanying financial statements is as follows:

                                                                      For the years ended December 31,
                                                             -------------------------------------------------
                                                                    1998               1997               1996
                                                             -----------        -----------        -----------
Income tax at prevailing corporate income tax rates
   applied to pretax statutory income .....................  $19,205,980        $13,873,514        $ 8,270,274
Add (deduct) tax effect of:
   Adjustment for annuity and other reserves ..............     (669,996)          (291,470)        (1,478,476)
   DAC Tax ................................................    1,179,820          1,712,811            867,731
   Dividend from subsidiary ...............................   (4,900,000)        (3,500,000)        (3,325,000)
   Other -- net ...........................................     (310,282)           278,645           (393,069)
                                                             -----------        -----------        -----------
Federal income taxes ......................................  $14,505,522        $12,073,500        $ 3,941,460
                                                             ===========        ===========        ===========

      The provision for federal income taxes includes deferred taxes in 1998, 1997 and 1996 of $140,153, $181,145 and $353,051, respectively, applicable to the difference between the tax basis and the financial statement basis of recording investment income relating to accrued market discount.


--------------
108 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

NOTE 4 -- INVESTMENTS

      The major categories of net investment income are summarized as follows:

                                    For the years ended December 31,
                                ---------------------------------------
                                       1998          1997          1996
                                -----------   -----------   -----------
Fixed maturities ............   $33,923,167   $31,806,228   $28,234,145
Affiliated money market funds       376,734       524,277       121,733
Subsidiary ..................    14,000,000    10,000,000     9,500,000
Policy loans ................     3,489,135     3,386,194     3,089,114
Short-term investments ......     2,320,305     2,280,599     1,204,805
Joint venture dividend ......     1,254,010     1,047,525       623,160
Other .......................        58,069        59,779        55,301
                                -----------   -----------   -----------
                                 55,421,420    49,104,602    42,828,258
Less: Investment expenses ...     1,185,948     1,110,848       461,356
                                -----------   -----------   -----------
Net investment income .......   $54,235,472   $47,993,754   $42,366,902
                                ===========   ===========   ===========

      Gross realized gains and losses, less applicable federal income taxes and transfer to IMR, are summarized as follows:

                                                     For the years ended December 31,
                                                -----------------------------------------
                                                       1998           1997           1996
                                                -----------    -----------    -----------
Realized gains from dispositions:
   U.S. Government bonds ....................   $ 1,195,870    $   722,440    $ 1,014,811
   Corporate debt securities ................       997,008        413,022      1,014,562
   Common stocks ............................            --            174             --
   Seed investment redeemed .................            --             --             --
   Foreign exchange .........................        13,301          2,791         11,599
Realized losses from dispositions:
   U.S. Government bonds ....................        65,414        744,168        181,025
   Corporate debt securities ................        39,431        399,618        617,325
   Foreign exchange .........................        10,413          5,773             --
   Short term investments ...................            --          1,218            191
                                                -----------    -----------    -----------
   Net realized capital gains (losses) ......     2,090,921        (12,350)     1,242,431
                                                -----------    -----------    -----------
Federal income tax expense (benefit):
   Current ..................................       889,995       (269,216)       829,609
   Deferred .................................      (248,651)      (209,059)      (394,759)
                                                -----------    -----------    -----------
   Total federal income tax expense (benefit)       641,344       (478,275)       434,850
                                                -----------    -----------    -----------
Transfer to IMR .............................     1,357,222         (6,202)       800,041
                                                -----------    -----------    -----------
Net realized gains (losses) .................   $    92,355    $   472,127    $     7,540
                                                ===========    ===========    ===========

      The market values of bonds are based on quoted prices as available. For certain private placement debt securities where quoted market prices are not available, fair value is estimated by management using adjusted market prices for like securities.


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS 109
                                                                  --------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

      The cost and estimated market values of investments by major investment category at December 31, 1998 and 1997 are as follows:

                                                               December 31, 1998
                                         ---------------------------------------------------------
                                                               Gross          Gross      Estimated
                                                          Unrealized     Unrealized         Market
                                                 Cost          Gains         Losses          Value
                                         ------------   ------------   ------------   ------------
U.S. Treasury securities & obligations
   of U.S. government corporations
   and agencies ......................   $ 28,358,300   $  1,523,421   $     16,958   $ 29,864,763
Obligations of states and political
   subdivisions ......................     60,246,691      1,424,844          3,176     61,668,359
Debt securities issued by foreign
   governments .......................      7,997,622         91,952         27,557      8,062,017
Corporate debt securities ............    439,952,307     10,035,537      2,531,389    447,456,455
Common stock of subsidiary ...........      9,698,292      7,217,706             --     16,915,998
Affiliated mutual funds ..............     23,656,682      5,440,048             --     29,096,730
                                         ------------   ------------   ------------   ------------
                                         $569,909,894   $ 25,733,508   $  2,579,080   $593,064,322
                                         ============   ============   ============   ============

                                                               December 31, 1997
                                         ---------------------------------------------------------
                                                               Gross          Gross      Estimated
                                                          Unrealized     Unrealized         Market
                                                 Cost          Gains         Losses          Value
                                         ------------   ------------   ------------   ------------
U.S. Treasury securities & obligations
   of U.S. government corporations
   and agencies ......................   $ 65,358,213   $  1,550,649   $     16,198   $ 66,892,664
Obligations of states and political
   subdivisions ......................     71,909,687        795,387         41,850     72,663,224
Debt securities issued by foreign
   governments .......................      7,062,711             --        115,745      6,946,966
Corporate debt securities ............    340,417,221      6,143,061      1,010,829    345,549,453
Common stock of subsidiary ...........      9,398,292      2,674,851             --     12,073,143
Affiliated mutual funds ..............     23,279,949      7,271,237             --     30,551,186
                                         ------------   ------------   ------------   ------------
                                         $517,426,073   $ 18,435,185   $  1,184,622   $534,676,636
                                         ============   ============   ============   ============

--------------
110 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

     The amortized cost and estimated market value of debt securities at December 31, 1998 and 1997, by contractual maturity, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

                                                       As of December 31, 1998
                                                     ---------------------------
                                                                       Estimated
                                                        Amortized         Market
                                                             Cost          Value
                                                     ------------   ------------
Due in one year or less ..........................   $ 45,493,721   $ 45,752,348
Due after one year through five years ............    249,871,238    253,196,904
Due after five years through ten years ...........    102,513,130    107,752,117
Due after ten years ..............................     67,626,976     68,332,574
                                                     ------------   ------------
                                                      465,505,065    475,033,943
Sinking fund bonds
   (including collateralized mortgage obligations)     71,049,855     72,017,651
                                                     ------------   ------------
                                                     $536,554,920   $547,051,594
                                                     ============   ============

                                                       As of December 31, 1998
                                                     ---------------------------
                                                                       Estimated
                                                        Amortized         Market
                                                             Cost          Value
                                                     ------------   ------------
Due in one year or less ..........................   $ 59,694,316   $ 59,737,770
Due after one year through five years ............    234,805,896    236,867,373
Due after five years through ten years ...........    103,002,869    106,604,446
Due after ten years ..............................     21,552,124     22,383,887
                                                     ------------   ------------
                                                      419,055,205    425,593,476
Sinking fund bonds
   (including collateralized mortgage obligations)     65,692,627     66,458,831
                                                     ------------   ------------
                                                     $484,747,832   $492,052,307
                                                     ============   ============


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS 111
                                                                  --------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

NOTE 5 -- REINSURANCE CEDED

      The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with affiliated companies and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves related to the reinsurance business and corresponding assets are held by the Company. Accordingly, policy reserves include $125,849,752 and $76,669,184 at December 31, 1998 and 1997, respectively, applicable to policies reinsured under modified coinsurance agreements. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company.

      The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:

                                                 For the years ended December 31,
                                           --------------------------------------------
                                                   1998            1997            1996
                                           ------------    ------------    ------------
Premiums and deposits ..................   $(65,505,954)   $(43,873,731)   $(83,250,212)
Net investment income ..................             --              --         (61,779)
Commission and expense allowances ......     34,449,189       7,885,341      14,508,839
Reserve adjustments ....................     29,942,869      16,268,128      30,636,445
Other income ...........................      2,447,454       1,875,163         (25,000)
                                           ------------    ------------    ------------
  Revenues .............................      1,333,558     (17,845,099)    (38,191,707)

Policyholder benefits ..................     (7,606,157)    (10,975,075)    (26,873,945)
Increase in aggregate reserves .........        (35,020)     22,859,719      (5,658,260)
Reinsurance terminations ...............             --     (27,421,066)    (15,470,015)
General expenses and other taxes .......       (337,215)        (40,452)        (81,667)
                                           ------------    ------------    ------------
  Deductions ...........................     (7,978,392)    (15,576,874)    (48,083,887)

Net income (loss) from reinsurance ceded   $  9,311,950    $ (2,268,225)   $  9,892,180
                                           ============    ============    ============


--------------
112 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

NOTE 6 -- REINSURANCE ASSUMED

      The Company has entered into various coinsurance agreements with non-affiliated and affiliated companies. The Company assumes certain life and disability income policies.

      The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:

                                                    For the years ended December 31,
                                             --------------------------------------------
                                                     1998            1997            1996
                                             ------------    ------------    ------------
Premiums and deposits ....................   $  1,336,343    $   (389,221)   $ 41,133,358
Net investment income ....................         45,349          45,288          94,657
Other income .............................             --         (62,752)        375,404
                                             ------------    ------------    ------------
  Revenues ...............................      1,381,692        (406,685)     41,603,419

Policyholder benefits ....................      3,022,842       3,967,619       8,076,053
Increase in aggregate reserves ...........     (1,387,716)    (31,677,857)     31,556,908
Reinsurance expenses .....................             --      27,603,602        (452,476)
Other expenses ...........................        382,249       1,885,300         551,319
                                             ------------    ------------    ------------
  Deductions .............................      2,017,375       1,778,664      39,731,804
                                             ------------    ------------    ------------

Net (loss) income from reinsurance assumed   $   (635,683)   $ (2,185,349)   $  1,871,615
                                             ============    ============    ============

NOTE 7 -- RELATED PARTY TRANSACTIONS

      Registered representatives of the Guardian Investor Services Corporation produce a major portion of the Company's business. During 1998, 1997 and 1996, premium and annuity considerations produced by GISC amounted to $554,895,420, $564,519,265 and $528,353,595, respectively. The related commissions paid to GISC amounted to $1,946,477, $1,979,926 and $1,851,468 for 1998, 1997 and 1996,
respectively.

      The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company's business and for the Company's use of The Guardian's centralized services and agency force. The amounts charged for these services amounted to $83,611,701 in 1998, $60,009,449 in 1997 and $41,129,644 in 1996, and, in the
opinion of management, were considered appropriate for the services rendered.

      The company had an investment in the Guardian Real Estate Account (GREA), which was established in 1987 under Delaware insurance law as an insurance company separate account. GIAC had contributed capital to GREA since it was established to provide for funds and to preserve liquidity. Effective December 19, 1997, GREA was liquidated and, as a result, $6,746,290 was returned to GIAC in the form of capital and there was a realized gain recorded of $969,045 included in the net gain from operations of separate accounts.

      A significant portion of the Company's separate account assets is invested in affiliated mutual funds. Each of these funds has an investment advisory agreement with GISC, except for The Baillie Gifford International Fund, The Baillie Gifford Emerging Markets Fund, The Guardian Baillie Gifford International Fund and The Guardian Baillie Gifford Emerging Markets Fund. The investments as of December 31, 1998 and 1997 are as follows:


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS 113
                                                                  --------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

                                                                  1998             1997
                                                        --------------   --------------
      The Guardian Park Avenue Fund .................   $  511,588,454   $  371,662,107
      The Guardian Stock Fund .......................    3,664,861,157    3,222,051,866
      The Guardian Small Cap Stock Fund .............      109,166,077       60,104,422
      The Guardian Park Avenue
        Small Cap Fund ..............................       13,183,737               --
      The Guardian Bond Fund ........................      381,492,004      355,417,535
      The Baillie Gifford International Fund ........      526,434,528      442,651,457
      The Baillie Gifford Emerging Markets Fund .....       34,599,571       65,038,546
      The Guardian Baillie Gifford International Fund        9,066,433        3,378,730
      The Guardian Baillie Gifford
        Emerging Markets Fund .......................          817,757               --
      The Guardian Asset Allocation Fund ............       39,803,636       14,910,420
      The Guardian Investment Quality Bond Fund .....        9,350,331        1,546,854
      The Guardian Cash Management Fund .............       57,953,144       22,250,501
      The Guardian Cash Fund ........................      419,482,654      368,122,449
                                                        --------------   --------------
                                                        $5,777,799,483   $4,927,134,887
                                                        ==============   ==============

      The Company, in agreement with Baillie Gifford Overseas Ltd., has a joint venture company -- Guardian Baillie Gifford Ltd. (GBG) -- that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment advisor for the Baillie Gifford International Fund (BGIF), the Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Baillie Gifford International Fund (GBGIF) and The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF). The Funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies.

      The Company maintains an investment in an affiliated money market mutual fund, The Guardian Cash Management Fund. At December 31, 1998 and 1997 this amounted to $3,025,669 and $2,888,149, respectively. The Company also maintains an investment in an affiliated small cap stock mutual fund, The Guardian Small Cap Stock Fund. At December 31, 1998 and 1997 this amounted to $26,071,061 and $27,663,037, respectively.

NOTE 8 -- SEPARATE ACCOUNTS

      The following represents a reconciliation of net transfers from GIAC to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

                                                                For the years ended December 31,
                                                    -----------------------------------------------------
                                                               1998               1997               1996
                                                    ---------------    ---------------    ---------------
Transfers to separate accounts ...................  $ 1,358,239,902    $ 1,054,380,697    $   767,741,428
Transfers from separate accounts .................   (1,168,640,854)      (782,891,638)      (518,683,141)
                                                    ---------------    ---------------    ---------------
  Net transfers to separate accounts .............      189,599,048        271,489,059        249,058,287
                                                    ---------------    ---------------    ---------------
Reconciling Adjustments:
Mortality & expense guarantees -- variable annuity       85,937,882         70,027,514         53,219,656
Mortality & expense guarantees -- variable life ..        2,387,487          2,021,656          1,687,711
Administrative fees -- variable annuity ..........        4,703,565          4,095,230          3,867,120
Cost of insurance -- variable life ...............       16,844,679         11,205,120          4,844,028
                                                    ---------------    ---------------    ---------------
  Total adjustments ..............................      109,873,613         87,349,520         63,618,515
                                                    ---------------    ---------------    ---------------
Transfers as reported in the Statement of
  Operations of GIAC .............................  $   299,472,661    $   358,838,579    $   312,676,802
                                                    ===============    ===============    ===============


--------------
114 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

NOTE 9 -- ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES

     The following describes withdrawal characteristics of annuity actuarial reserves and deposit liabilities:

                                    For the Year Ending 1998  For the Year Ending 1997
                                      ---------------------    ---------------------
                                            Amount        %          Amount        %
                                      ------------   ------    ------------   ------
Subject to discretionary withdrawal
   with market value adjustment ...   $ 52,174,391    10.91%   $ 46,276,766    10.19%
                                      ------------   ------    ------------   ------
   total with adjustment or at
     market value .................     52,174,391    10.91      46,276,766    10.19
   at book value without adjustment
     (minimal or no charge or
     adjustment) ..................    312,963,860    65.44     313,725,462    69.05
Not subject to discretionary
   withdrawal .....................    113,088,817    23.65      94,338,339    20.76
                                      ------------   ------    ------------   ------
Total (gross) .....................    478,227,068   100.00     454,340,567   100.00
Reinsurance ceded .................             --       --              --       --
                                      ------------   ------    ------------   ------
Total .............................   $478,227,068   100.00%   $454,340,567   100.00%
                                      ============   ======    ============   ======

      This does not include $8,132,854,608 and $6,647,606,347 of non-guaranteed annuity reserves held in separate accounts, and $2,618,241 and $3,572,284 at December 31, 1998 and 1997, respectively, in annuity reserves being held as a loan collateral fund for loans on certain annuity contracts.

NOTE 10 -- STATUTORY FINANCIAL INFORMATION

      The following reconciles the statutory net income of the Company as reported to the regulatory authorities to consolidated GAAP net income:

                                                        For the years ended December 31,
                                                 --------------------------------------------
                                                         1998            1997            1996
                                                 ------------    ------------    ------------
Statutory net income .........................   $ 40,461,030    $ 28,037,239    $ 19,695,432
Adjustments to restate to the basis of GAAP:
   Net income of subsidiaries ................      4,542,855       4,326,500         142,201
   Change in deferred policy acquisition costs     43,181,782      41,883,919      42,525,493
   Deferred premiums .........................     (1,497,411)     (5,542,795)      3,238,115
   Re-estimation of future policy benefits ...     (9,649,126)     (3,353,249)     26,953,558
   Reinsurance ...............................      4,088,420      12,372,471     (36,353,822)
   Deferred federal income tax expense .......    (11,950,565)    (16,212,244)    (13,074,280)
   Elimination of interest maintenance reserve       (266,599)       (111,783)       (333,219)
   Other, net ................................        427,287         201,840      (2,444,872)
                                                 ------------    ------------    ------------
Consolidated GAAP net income .................   $ 69,337,673    $ 61,601,898    $ 40,348,606
                                                 ============    ============    ============


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS 115
                                                                  --------------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

      The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder's equity:

                                                          For the years ended December 31,
                                                  -----------------------------------------------
                                                           1998             1997             1996
                                                  -------------    -------------    -------------
Statutory capital and surplus .................   $ 227,387,038    $ 182,704,232    $ 153,780,908
Add (deduct) cumulative effect of adjustments:
   Deferred policy acquisition costs ..........     313,617,745      267,369,685      221,475,216
   Elimination of asset valuation reserve .....      29,566,970       26,305,528       15,121,269
   Re-estimation of future policy benefits ....      46,905,628       41,283,947       31,167,840
   Establishment of deferred federal income tax     (98,820,880)     (84,703,745)     (65,164,526)
   Unrealized gains on investments ............      11,711,227        7,852,564        2,313,203
   Other liabilities ..........................     (48,126,550)     (33,486,652)     (32,389,767)
   Deferred premiums ..........................      (7,848,934)      (7,024,891)      (1,482,096)
   Other, net .................................      (5,026,655)      (3,468,519)      (2,215,098)
                                                  -------------    -------------    -------------
     Consolidated GAAP stockholder's equity ...   $ 469,365,589    $ 396,832,149    $ 322,606,949
                                                  =============    =============    =============


--------------
116 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.

We have audited the accompanying statutory basis balance sheets of The Guardian Insurance & Annuity Company, Inc. as of December 31, 1998 and 1997, and the related statutory basis statements of operations, of changes in common stock and surplus and of cash flows for the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.


As described in Note 2, these financial statements were prepared in conformity with accounting practices prescribed or permitted by insurance regulatory authorities (statutory basis of accounting), which is a comprehensive basis of accounting other than generally accepted accounting principles. Accordingly, the financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the financial statements of the variances between such practices and generally accepted accounting principles are material and are described in Note 2.

In our opinion, the financial statements referred to above (1) do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Guardian Insurance & Annuity Company, Inc. at December 31, 1998 and 1997, or the results of its operations or its cash flows for the three years ended in the period ended December 31, 1998, because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles, and (2) present fairly, in all material respects, its financial position and the results of its operations and its cash flows, in conformity with accounting practices prescribed or permitted by insurance regulatory authorities.



PricewaterhouseCoopers LLP

February 25, 1999


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS 117
                                                                  --------------

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

      The following tables illustrate how the policies operate. Specifically, they show how the death benefit, net cash surrender value and policy account value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on policies with face amounts of $250,000 for a male insured at Age 40. These insureds are assumed to be in the nonsmoker preferred risk classification. Values are first given based on current charges and then based on the policy's higher guaranteed charges. In addition, each illustration is given first for a policy with an Option 1 death benefit and then for a policy with an Option 2 death benefit. These illustrations may assist in the comparison of death benefits, net cash surrender values and policy account values for Park Avenue Life policies with those under other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy, particularly if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

      Death benefits, net cash surrender values and policy account values will be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6% or 12%, but vary above and below the average over the period; and
(2) policy premiums are paid at other than annual intervals, or if unscheduled payments are made. Benefits and values will also be affected by the policyowner's allocation of the unloaned policy account value among the variable investment options and the fixed-rate option. if the actual gross rate of return for all options averages 0%, 6% or 12%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy's performance. Policy loans and other policy transactions, such as skipping policy premium and partial withdrawals, will also affect results, as will the insured's sex, smoker status and premium class.

      Death benefits, net cash surrender values and policy account values shown in the tables reflect the fact that: (1) deductions have been made from annual policy premiums for policy premium assessments, the state premium tax charge, the dac tax charge and the premium sales charge; and (2) Monthly deductions are deducted from the policy account value on each monthly date. The net cash surrender values shown in the tables reflect the fact that surrender charges (consisting of a deferred sales charge and a deferred administrative charge) are deducted upon surrender, face amount reduction or lapse during the first 12 policy years. The death benefits, net cash surrender values and policy account values also reflect a daily charge assessed against the separate account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the separate account attributable to the policies. See "Deductions and charges." The amounts shown in the illustrations also reflect an average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.81% of the average daily net assets of such funds.

      The average is based upon actual expenses incurred during 1998 for all funds, without regard for reimbursement made by the funds for previous years' expense payments. The operating expenses for the MFS Bond Series were capped at 0.40% of the average daily net assets of the series pursuant to agreement with the adviser.


      The operating expense figures used for the Fidelity VIP III Growth Opportunities, Fidelity VIP Equity-Income and Fidelity VIP High Income Portfolios reflect the effects of expense reduction arrangements with third parties which occurred during the year ended December 31, 1998. The operating expense figures used for the Fidelity VIP II Index 500 Portfolio reflect the effects of expense reimbursement of certain fund expenses which occurred during the year ended December 31, 1998.


      The operating expenses figures used for the American Century V.P. International Fund reflect the waiver by the adviser of a portion of its management fee.


      In the absence of these arrangements, operating expenses of the various funds, and the average investment advisory fees and expenses used in the following illustrations would have been higher. For an explanation of the expenses see the accompanying fund prospectuses. Taking account of the charges for mortality and expense risks in the Separate Account and the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.41%, 4.56% and 10.52%, respectively, based on GIAC's current charge for mortality and expense risks, and -1.70%, 4.24% and -10.19%, respectively, based on GIAC's guaranteed maximum charge for mortality and expense risks. See "Net investment factor."



--------------
118 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

      The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See "GIAC's Taxes."


      The fourth column of each table shows the amount which would accumulate if an amount equal to the annual Policy Premium was invested to earn interest, after taxes, of 5% per year, compounded annually. There can be no assurance that a prospective policyowner would be able to earn this return. During the Guaranteed Premium Period, the annual Policy Premium is $2,785 for the policy illustrated.


      GIAC will furnish upon request an illustration reflecting the proposed insured's Age, sex, premium class and the Face Amount or Basic Scheduled Premium requested, but a premium-based illustration must reflect GIAC's current minimum Face Amount requirement for Park Avenue Life -- which is $100,000.

      From time to time, advertisements or sales literature for Park Avenue Life may quote historical performance data of one or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the policy's investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

      GIAC began to offer Park Avenue Life on September 1, 1995. As such the policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates (See "Investment Performance of the Funds"). The result for any period prior to the policies' being offered would be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies. Thus the illustrations will reflect deductions for each fund's expenses, as well as the Separate Account's charge for mortality and expense risks, and the charges deducted from premiums, Monthly Deductions, and any transaction deductions associated with the policy in question.


                                                                  --------------
APPENDICES                                                        PROSPECTUS 119
                                                                  --------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

           Male Issue Age 40, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

        These values reflect CURRENT cost of insurance and other charges

                                             Assuming Guaranteed           Assuming Guaranteed           Assuming Guaranteed
                                         Charges and 0% Gross Return   Charges and 6% Gross Return   Charges and 12% Gross Return
                              Premiums  -----------------------------  ----------------------------  ----------------------------
   End        Age          Accumulated                 Net                           Net                             Net
    of  Beginning                at 5%    Policy      Cash        Net   Policy      Cash        Net     Policy      Cash      Net
Policy         of     Net     Interest   Account Surrender      Death  Account Surrender      Death    Account Surrender    Death
  Year       Year  Outlay     Per Year     Value     Value    Benefit    Value     Value    Benefit      Value     Value  Benefit
------  ---------  ------  -----------  -------- ---------  ---------  ------- --------- ----------  --------- ---------  -------
     1         40   2,785        2,924     1,813         0    250,000    1,941        73    250,000      2,070       202  250,000
     2         41   2,785        5,995     3,574     1,694    250,000    3,944     2,065    250,000      4,331     2,452  250,000
     3         42   2,785        9,219     5,292     3,541    250,000    6,021     4,270    250,000      6,813     5,061  250,000
     4         43   2,785       12,604     7,007     5,438    250,000    8,215     6,646    250,000      9,579     8,011  250,000
     5         44   2,785       16,158     8,663     7,279    250,000   10,474     9,089    250,000     12,603    11,218  250,000
     6         45   2,785       19,890    10,272     9,070    250,000   12,813    11,611    250,000     15,923    14,722  250,000
     7         46   2,785       23,809    11,824    10,807    250,000   15,226    14,208    250,000     19,564    18,546  250,000
     8         47   2,785       27,924    13,325    12,491    250,000   17,722    16,888    250,000     23,562    22,728  250,000
     9         48   2,785       32,244    14,767    14,116    250,000   20,296    19,645    250,000     27,951    27,300  250,000
    10         49   2,785       36,781    16,154    15,687    250,000   22,955    22,488    250,000     32,776    32,309  250,000
    15         54   2,785       63,101    21,400    21,400    250,000   36,829    36,829    250,000     64,542    64,542  250,000
    20         59   2,785       96,693    24,135    24,135    250,000   52,189    52,189    250,000    116,014   116,014  250,000
    25         64   2,785      139,566    24,121    24,121    250,000   69,553    69,553    250,000    200,492   200,492  341,235
    30         69   2,785      194,284    18,989    18,989    250,000   87,838    87,838    250,000    333,503   333,503  504,772

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $16,655, ASSUMING THE 0% RETURN; $7,085, ASSUMING THE 6% RETURN; AND $3,045, ASSUMING THE 12% RETURN.


--------------
120 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

           Male Issue Age 40, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

       These values reflect GUARANTEED cost of insurance and other charges

                                              Assuming Guaranteed            Assuming Guaranteed            Assuming Guaranteed
                                         Charges and 0% Gross Return    Charges and 6% Gross Return   Charges and 12% Gross Return
                               Premiums  ----------------------------   ----------------------------  ----------------------------
   End        Age           Accumulated                 Net                           Net                             Net
    of  Beginning                 at 5%    Policy      Cash        Net   Policy      Cash        Net     Policy      Cash      Net
Policy         of      Net     Interest   Account Surrender      Death  Account Surrender      Death    Account Surrender    Death
  Year       Year   Outlay     Per Year     Value     Value    Benefit    Value     Value    Benefit      Value     Value  Benefit
------  ---------   ------  -----------  -------- ---------  ---------  ------- --------- ----------  --------- ---------  -------
     1         40    2,785        2,924     1,806         0    250,000    1,935        66    250,000      2,063       195  250,000
     2         41    2,785        5,995     3,383     1,503    250,000    3,746     1,866    250,000      4,126     2,246  250,000
     3         42    2,785        9,219     4,893     3,141    250,000    5,594     3,842    250,000      6,358     4,606  250,000
     4         43    2,785       12,604     6,355     4,787    250,000    7,500     5,932    250,000      8,797     7,229  250,000
     5         44    2,785       16,158     7,745     6,360    250,000    9,439     8,054    250,000     11,439    10,054  250,000
     6         45    2,785       19,890     9,056     7,854    250,000   11,405    10,204    250,000     14,295    13,094  250,000
     7         46    2,785       23,809    10,286     9,268    250,000   13,398    12,380    250,000     17,388    16,371  250,000
     8         47    2,785       27,924    11,431    10,597    250,000   15,413    14,579    250,000     20,739    19,905  250,000
     9         48    2,785       32,244    12,488    11,837    250,000   17,447    16,797    250,000     24,371    23,720  250,000
    10         49    2,785       36,781    13,450    12,982    250,000   19,495    19,028    250,000     28,308    27,841  250,000
    15         54    2,785       63,101    16,959    16,959    250,000   30,110    30,110    250,000     54,129    54,129  250,000
    20         59    2,785       96,693    16,469    16,469    250,000   39,602    39,602    250,000     93,690    93,690  250,000
    25         64    2,785      139,566     8,963     8,963    250,000   44,797    44,797    250,000    155,971   155,971  265,459
    30         69    2,785      194,284   -11,393         0    250,000   39,354    39,354    250,000    249,974   249,974  378,348

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $16,655, ASSUMING THE 0% RETURN; $14,544, ASSUMING THE 6% RETURN; AND $3,045, ASSUMING THE 12% RETURN.


                                                                  --------------
APPENDICES                                                        PROSPECTUS 121
                                                                  --------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

           Male Issue Age 40, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2

        These values reflect CURRENT cost of insurance and other charges

                                                Assuming Guaranteed          Assuming Guaranteed            Assuming Guaranteed
                                           Charges and 0% Gross Return   Charges and 6% Gross Return   Charges and 12% Gross Return
                               Premiums   -----------------------------  ----------------------------  ----------------------------
   End        Age           Accumulated                  Net                           Net                             Net
    of  Beginning                 at 5%     Policy      Cash        Net   Policy      Cash        Net     Policy      Cash      Net
Policy         of      Net     Interest    Account Surrender      Death  Account Surrender      Death    Account Surrender    Death
  Year       Year   Outlay     Per Year      Value     Value    Benefit    Value     Value    Benefit      Value     Value  Benefit
------  ---------   ------  -----------   -------- ---------  ---------  ------- --------- ----------  --------- ---------  -------
     1         40    2,785        2,924      1,813         0    250,000    1,941        73    250,000      2,070       202  250,000
     2         41    2,785        5,995      3,574     1,694    250,000    3,944     2,065    250,000      4,331     2,452  250,000
     3         42    2,785        9,219      5,292     3,541    250,000    6,021     4,270    250,000      6,813     5,061  250,000
     4         43    2,785       12,604      7,007     5,438    250,000    8,215     6,646    250,000      9,579     8,011  250,000
     5         44    2,785       16,158      8,663     7,279    250,000   10,474     9,089    250,000     12,603    11,218  250,000
     6         45    2,785       19,890     10,272     9,070    250,000   12,813    11,611    250,000     15,923    14,722  250,000
     7         46    2,785       23,809     11,824    10,807    250,000   15,226    14,208    250,000     19,564    18,546  250,000
     8         47    2,785       27,924     13,325    12,491    250,000   17,722    16,888    250,000     23,562    22,728  250,000
     9         48    2,785       32,244     14,767    14,116    250,000   20,296    19,645    250,000     27,951    27,300  250,000
    10         49    2,785       36,781     16,154    15,687    250,000   22,955    22,488    250,000     32,776    32,309  250,000
    15         54    2,785       63,101     21,400    21,400    250,000   36,829    36,829    250,000     64,453    64,453  259,203
    20         59    2,785       96,693     24,135    24,135    250,000   52,189    52,189    250,000    114,755   114,755  291,505
    25         64    2,785      139,566     24,121    24,121    250,000   69,553    69,553    250,000    196,070   196,070  352,570
    30         69    2,785      194,284     18,989    18,989    250,000   87,838    87,838    250,000    326,207   326,207  493,729

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $16,655, ASSUMING THE 0% RETURN; $ 7,085, ASSUMING THE 6% RETURN; AND $2,785, ASSUMING THE 12% RETURN.


--------------
122 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

           Male Issue Age 40, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2

       These values reflect GUARANTEED cost of insurance and other charges

                                              Assuming Guaranteed           Assuming Guaranteed           Assuming Guaranteed
                                          Charges and 0% Gross Return   Charges and 6% Gross Return   Charges and 12% Gross Return
                               Premiums  -----------------------------  ----------------------------  ----------------------------
   End        Age           Accumulated                 Net                          Net                              Net
    of  Beginning                 at 5%    Policy      Cash        Net   Policy      Cash        Net     Policy      Cash      Net
Policy         of      Net     Interest   Account Surrender      Death  Account Surrender      Death    Account Surrender    Death
  Year       Year   Outlay     Per Year     Value     Value    Benefit    Value     Value    Benefit      Value     Value  Benefit
------  ---------   ------  -----------  -------- ---------  ---------  ------- --------- ----------  --------- ---------  -------
     1         40    2,785        2,924     1,806         0    250,000    1,935        66    250,000      2,063       195  250,000
     2         41    2,785        5,995     3,383     1,503    250,000    3,746     1,866    250,000      4,126     2,246  250,000
     3         42    2,785        9,219     4,893     3,141    250,000    5,594     3,842    250,000      6,358     4,606  250,000
     4         43    2,785       12,604     6,355     4,787    250,000    7,500     5,932    250,000      8,797     7,229  250,000
     5         44    2,785       16,158     7,745     6,360    250,000    9,439     8,054    250,000     11,439    10,054  250,000
     6         45    2,785       19,890     9,056     7,854    250,000   11,405    10,204    250,000     14,295    13,094  250,000
     7         46    2,785       23,809    10,286     9,268    250,000   13,398    12,380    250,000     17,388    16,371  250,000
     8         47    2,785       27,924    11,431    10,597    250,000   15,413    14,579    250,000     20,739    19,905  250,000
     9         48    2,785       32,244    12,488    11,837    250,000   17,447    16,797    250,000     24,371    23,720  250,000
    10         49    2,785       36,781    13,450    12,982    250,000   19,495    19,028    250,000     28,308    27,841  250,000
    15         54    2,785       63,101    16,959    16,959    250,000   30,110    30,110    250,000     54,129    54,129  250,000
    20         59    2,785       96,693    16,469    16,469    250,000   39,602    39,602    250,000     93,107    93,107  269,857
    25         64    2,785      139,566     8,963     8,963    250,000   44,797    44,797    250,000    151,174   151,174  307,674
    30         69    2,785      194,284   -11,393         0    250,000   39,354    39,354    250,000    237,912   237,912  372,162

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PA ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) ID AT ATTAINED AGE 70 WOULD BE $16,655, ASSUMING THE 0% RETURN; $14,544 ASSUMING THE 6% RETURN; AND $2,785, ASSUMING THE 12% RETURN.


                                                                  --------------
APPENDICES                                                        PROSPECTUS 123
                                                                  --------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The following are examples of ways in which the policy can be used to address certain financial objectives, bearing in mind that variable life insurance is not a short-term investment and that its primary purpose is to provide benefits upon the death of the insured.

Family Income Protection

Life insurance may be purchased on the lives of a family's income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchase should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the insured's income.

Estate Protection

Life insurance may be purchased by a trust on the life of a person whose estate will incur federal estate taxes upon his or her death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate taxes.

Education Funding

Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

In the event of the insured's death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Mortgage Protection

Life insurance may be purchased on the life of the person(s) responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Key Person Protection

Life insurance may be purchased by a business on the life of a key person in an amount equal to a key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business can use the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

Business Continuation Protection

Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

Retirement Income

Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Deferred Compensation Plans

Life insurance may be purchased to fund a Deferred Compensation Plan, or Selective Incentive Plan, for key employees. A Deferred Compensation Plan, or Selective Incentive Plan, is a written agreement between an employer and an executive. The employer makes an unsecured promise to make future benefit payments to a key executive if the executive meets certain stated requirements.

Under this type of plan, a company purchases a cash value life insurance policy insuring an executive's life to (1)


--------------
124 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX B

USES OF LIFE INSURANCE

informally fund the promised benefits and (2) recover its plan costs at the death of the executive. The policy cash values may be used to help pay the promised benefits to the executive. In the event that the executive dies prior to retirement, the policy death benefits can be used to fund survivor benefits.

Split Dollar Plans

Life insurance may be purchased by an employer on the life of an employee under a Split Dollar Plan. In a Split Dollar Plan, the employer advances the executive the premium on a life insurance policy. Both the employer and the executive share the cash value and death benefit under the policy. Generally, the employer has rights to the cash value and death benefit equal to its advances. The balance of the cash value and death benefit belong to the executive.

The executive receives an economic benefit for which he or she must contribute into the plan or pay income tax. The economic benefit is equal to the term value of the death benefit assuming taxation under IRS Revenue Rulings and IRC Section
72. Different results are possible if these or other code sections are applied or amended.

Executive Bonus Plans

Life Insurance may be purchased by an employee with funds provided by his or her employer for that purpose. An Executive Bonus plan involves an employer providing an executive with additional compensation to enable the executive to pay premiums on a life insurance policy. The bonus is tax deductible by the employer and received as taxable income by the executive.

*  *  *  *

Because the policy provides a death benefit and cash surrender value, the policy can be used for various individual and business planning purposes. Purchasing the policy in part for such purposes entails certain risks, particularly if the policy's cash surrender value, as opposed to its death benefit, will be the principal policy feature used for such planning purposes. If Policy Premiums are not paid, the investment performance of the Variable Investment Options to which Policy Account Value is allocated is poorer than anticipated, or insufficient cash surrender value is maintained, then the policy may lapse or may not accumulate sufficient values to fund the purpose for which the policy was purchased. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, a purchaser should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

Policyowners are urged to consult competent tax advisors about the possible tax consequences of pre-death distributions from any life insurance policy, including Park Avenue Life.


                                                                  --------------
APPENDICES                                                        PROSPECTUS 125
                                                                  --------------

--------------------------------------------------------------------------------
APPENDIX C
ADDITIONAL BENEFITS BY RIDER
--------------------------------------------------------------------------------

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC's standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are included in the policy premium charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the variable investment options or fixed-rate option under the policy. The benefits provided by the riders are fully described in the riders and summarized here.

            Waiver of Premium -- This rider provides for the waiver of Policy Premiums while the insured is totally disabled.

            Accidental Death Benefit -- This rider provides additional insurance coverage if the insured's death results from accidental bodily injury.

            Guaranteed Purchase Option -- This rider provides the policyowner the right to purchase additional insurance policies on the insured's life without evidence of insurability on the policy anniversaries nearest certain birthdays of the insured (the "Option Dates") or within specified time periods of qualifying life events ("Alternate Option Dates") provided (i) all policy premiums are paid to the applicable Option Date or Alternate Option Date, (ii) written application and evidence of insurability satisfactory to the issuer and the first premium for the new policy are received as set forth in the rider, (iii) if applicable, satisfactory evidence of the qualifying life event accompanies the application.

            Simplified Insurability Option -- This rider allows the policyowner to purchase additional policies on certain policy anniversaries ("Option Dates") provided: (i) all policy premiums are paid to the applicable Option Date, (ii) written application and evidence of insurability satisfactory to the issuer are received as set forth in the rider, and (iii) policy premiums are not being waived under a waiver of premium rider.

            Adjustable Renewable Term (ART) Insurance -- This rider provides term insurance for one year periods.

By adding an ART rider to a Park Avenue Life policy, a policyowner can increase the insurance coverage provided by the entire contract. Generally, term insurance is intended to fill a temporary insurance need, and permanent (whole life) insurance is intended to fill long-term insurance needs. Term insurance is generally more economical for short periods, while permanent insurance is generally more economical over longer periods. If a policyowner has a short-term need for more insurance protection, it may be in his or her interest to supplement a Park Avenue Life policy with an ART rider. When the need abates, the rider can be terminated without triggering surrender charges, which are imposed when the policy's coverage is reduced during the first 12 policy years. See "Decreasing the Face Amount" and "Deductions and Charges."

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availablity of particular riders.


--------------
126 PROSPECTUS                                                  PARK AVENUE LIFE
--------------

                                     PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

     Under Article VIII of GIAC's By-Laws, as supplemented by Section 3.2 of GIAC's Certificate of Incorporation, any past or present director or officer of GIAC (including persons who serve at GIAC's request or for its benefit as directors or officers of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by such Covered Person in connection with any action, suit or proceeding to which such Covered Person may be a party or otherwise involved by reason of being or having been a Covered Person. However, this provision does not protect a Covered Person against any liability to either GIAC or its stockholder to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office. This provision does protect a director of GIAC against any liability to GIAC or its stockholder for monetary damages or for breach of fiduciary duty as a director of GIAC, except for liability (i) for any breach of the director's duty of loyalty to GIAC or its stockholder, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                      REPRESENTATION PURSUANT TO SECTION 26

GIAC hereby presents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     Cross-reference to items required by Form N-8B-2.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation pursuant to Section 26 of The Investment Company Act of 1940.

     The signatures.


     Written consents of the following persons:
     Richard T. Potter, Jr., Esq.
     Charles G. Fisher, F.S.A.
     PricewaterhouseCoopers LLP

     The following exhibits:


     1.A   (1)       Resolution of the Board of Directors of The Guardian
                     Insurance & Annuity Company, Inc. establishing The
                     Guardian Separate Account K.*
           (2)       Not Applicable.
           (3)(a), (b)
           and (c)   Distribution Agreements.*
           (4)       Not Applicable.
           (5)       Specimen of the Variable Whole Life Insurance Policy with
                     Modified Scheduled Premiums.*
           (6)(a)    Certificate of Incorporation of The Guardian Insurance &
                     Annuity Company, Inc.*
           (6)(b)    By-laws of The Guardian Insurance & Annuity Company, Inc.*
           (7)       Not Applicable.
           (8)       Amended and Restated Agreement for Services and
                     Reimbursement Therefor between The Guardian Life Insurance
                     Company of America and The Guardian Insurance & Annuity
                     Company, Inc.*
           (9)       Not Applicable.
           (10)      Form of Application for the Variable Whole Life Policy with
                     Modified Scheduled Premiums.*
           (11)      Amended and Restated Memorandum on the Policy's Issuance,
                     Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.*

     2.    See Exhibit 1.A(5).
     3. (a)Opinion of Richard T. Potter, Jr., Esq.*
     3. (b)Consent of Richard T. Potter, Jr., Esq.
     4.    None.
     5.    Not Applicable.
     6.    Opinion and Consent of Charles G. Fisher, F.S.A.
     7.    Consent of PricewaterhouseCoopers LLP
     8. Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.*

* Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on April 30, 1998 (Registration No. 33-83412)

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Guardian Separate Account K, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th of April, 1999.



                                  THE GUARDIAN SEPARATE ACCOUNT K
                                        (Name of Registrant)


                                  THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                               (Name of Depositor)

                                  By:    /s/ John M. Smith
                                     -------------------------------------
                                           John M. Smith
                                           EXECUTIVE VICE PRESIDENT


     Attest:    s/ Sheri L. Kocen
            ---------------------------------
                     Sheri L. Kocen
                        COUNSEL

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.


       s/ Joseph D. Sargent*          President, Chief Executive Officer
-----------------------------------   and Director
         Joseph D. Sargent
   (Principal Executive Officer)

        s/ Frank J. Jones*            Executive Vice President, Chief Investment
-----------------------------------   Officer and Director
          Frank J. Jones
   (Principal Financial Officer)

        s/ Edward K. Kane*            Senior Vice President, General Counsel
-----------------------------------   and Director
          Edward K. Kane

         s/ Frank L. Pepe             Vice President and Controller
-----------------------------------
           Frank L. Pepe
  (Principal Accounting Officer)


         s/ John M. Smith             Executive Vice President and Director
-----------------------------------
          John M. Smith


       s/ Philip H. Dutter*           Director
-----------------------------------
         Philip H. Dutter


       s/ Arthur V. Ferrara*          Director
-----------------------------------
         Arthur V. Ferrara


          s/ Leo R. Futia*            Director
-----------------------------------
           Leo R. Futia

      s/ Peter L. Hutchings*          Director
-----------------------------------
        Peter L. Hutchings

       s/ William C. Warren*          Director
-----------------------------------
         William C. Warren


*By:     s/ John M. Smith                                  Date:  April 28, 1999
      ---------------------------------
              John M. Smith
        Executive Vice President
      Pursuant to Power of Attorney

                         The Guardian Separate Account K
                                  Exhibit Index

Exhibit Number       Description
--------------       -----------




     3.(b)           Consent of Richard T. Potter, Jr., Esq.
     6.              Opinion and Consent of Charles G. Fisher, F.S.A.
     7.              Consent of Pricewaterhouse Coopers LLP